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                                CREDIT AGREEMENT

                                     among

                             TRAMMELL CROW COMPANY,
                                  AS BORROWER,


                           THE LENDERS LISTED HEREIN,
                                  AS LENDERS,


                          NATIONSBANK OF TEXAS, N.A.,
                  AS ADMINISTRATIVE AGENT AND AS ISSUING BANK,


                             BANKERS TRUST COMPANY,
                            AS DOCUMENTATION AGENT,


                                 $150,000,000

                            REVOLVING LINE OF CREDIT

                             AS OF DECEMBER 1, 1997



                    NATIONSBANC MONTGOMERY SECURITIES, INC.
                                      and
                          BT ALEX. BROWN INCORPORATED,
                                AS CO-ARRANGERS


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                               TABLE OF CONTENTS

                                                                        Page No.
                                  SECTION 1

                                 DEFINITIONS

1.1    Certain Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.2    Accounting Terms, Utilization of GAAP for Purposes of Calculations
       Under Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
1.3    Other Definitional Provisions . . . . . . . . . . . . . . . . . . . . .19
1.4    Time References . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

                                   SECTION 2

                AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1    Commitments; Making of Loans; the Register; Optional Notes; LC
       Subfacility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
2.2    Interest on the Loans.. . . . . . . . . . . . . . . . . . . . . . . . .24
2.3    Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
2.4    Scheduled Payments, Prepayments, and Reductions.. . . . . . . . . . . .28
2.5    Use of Proceeds.. . . . . . . . . . . . . . . . . . . . . . . . . . . .30
2.6    Special Provisions Governing Eurodollar Rate Loans. . . . . . . . . . .30
2.7    Increased Costs; Taxes; Capital Adequacy. . . . . . . . . . . . . . . .32
2.8    Obligation of Lenders to Mitigate . . . . . . . . . . . . . . . . . . .35
2.9    Security for the Loans. . . . . . . . . . . . . . . . . . . . . . . . .36

                                   SECTION 3

                              CONDITIONS PRECEDENT

3.1    Conditions to Initial Loans on the Closing Date . . . . . . . . . . . .36
3.2    Conditions to all Loans . . . . . . . . . . . . . . . . . . . . . . . .38

                                   SECTION 4

                 BORROWER'S REPRESENTATIONS AND WARRANTIES

4.1    Organization, Powers, Qualification, Good Standing, Business and
       Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
4.2    Authorization of Borrowing, Etc.. . . . . . . . . . . . . . . . . . . .40
4.3    Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . .40
4.4    No Material Adverse Change; No Restricted Junior Payments . . . . . . .41
4.5    Title to Properties; Liens. . . . . . . . . . . . . . . . . . . . . . .41
4.6    Litigation; Adverse Facts . . . . . . . . . . . . . . . . . . . . . . .41
4.7    Payment of Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .41
4.8    Performance of Agreements; Materially Adverse Agreements. . . . . . . .41
4.9    Governmental Regulation . . . . . . . . . . . . . . . . . . . . . . . .41
4.10   Securities Activities . . . . . . . . . . . . . . . . . . . . . . . . .42
4.11   Employee Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . .42
4.12   Certain Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
4.13   Environmental Protection. . . . . . . . . . . . . . . . . . . . . . . .42


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4.14   Employee Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . .43
4.15   Solvency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
4.16   Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
4.17   Security Interests. . . . . . . . . . . . . . . . . . . . . . . . . . .43

                                   SECTION 5

                       BORROWER'S AFFIRMATIVE COVENANTS

5.1    Financial Statements and Other Reports. . . . . . . . . . . . . . . . .43
5.2    Corporate Existence, etc. . . . . . . . . . . . . . . . . . . . . . . .46
5.3    Payment of Taxes and Claims; Tax Consolidation. . . . . . . . . . . . .46
5.4    Maintenance of Properties; Insurance. . . . . . . . . . . . . . . . . .46
5.5    Inspection; Lender Meeting. . . . . . . . . . . . . . . . . . . . . . .47
5.6    Compliance with Laws etc. . . . . . . . . . . . . . . . . . . . . . . .47
5.7    Environmental Disclosure and Inspection . . . . . . . . . . . . . . . .47
5.8    Borrower's Remedial Action Regarding Hazardous Materials. . . . . . . .48
5.9    Collateral Documents; Further Assurances. . . . . . . . . . . . . . . .48
5.10   New Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . . .48
5.11   Interest Rate Agreements. . . . . . . . . . . . . . . . . . . . . . . .48

                                   SECTION 6

                         BORROWER'S NEGATIVE COVENANTS

6.1    Liens and Related Matters.. . . . . . . . . . . . . . . . . . . . . . .49
6.2    Investments; Joint Ventures.. . . . . . . . . . . . . . . . . . . . . .49
6.3    Restricted Junior Payments. . . . . . . . . . . . . . . . . . . . . . .49
6.4    Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . . .50
6.5    Restriction on Fundamental Changes; Asset Sales and Acquisitions. . . .51
6.6    Transactions with Shareholders and Affiliates . . . . . . . . . . . . .52
6.7    Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . .52

                                   SECTION 7

                               EVENTS OF DEFAULT

7.1    Failure to Make Payment . . . . . . . . . . . . . . . . . . . . . . . .52
7.2    Default in Other Agreements . . . . . . . . . . . . . . . . . . . . . .52
7.3    Breach of Certain Covenants . . . . . . . . . . . . . . . . . . . . . .53
7.4    Breach of Warranty. . . . . . . . . . . . . . . . . . . . . . . . . . .53
7.5    Other Defaults Under Loan Documents . . . . . . . . . . . . . . . . . .53
7.6    Involuntary Bankruptcy, Appointment of Receiver, etc. . . . . . . . . .53
7.7    Voluntary Bankruptcy; Appointment of Receiver, etc. . . . . . . . . . .53
7.8    Judgments and Attachments . . . . . . . . . . . . . . . . . . . . . . .53
7.9    Dissolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54
7.10   Employee Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . .54
7.11   Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . .54
7.12   Invalidity of Guaranty. . . . . . . . . . . . . . . . . . . . . . . . .54
7.13   Failure of Security . . . . . . . . . . . . . . . . . . . . . . . . . .54
7.14   Change in Board of Directors. . . . . . . . . . . . . . . . . . . . . .54


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                                   SECTION 8

                                    AGENTS

8.1    Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55
8.2    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56
8.3    Proportionate Absorption of Losses. . . . . . . . . . . . . . . . . . .56
8.4    Delegation of Duties; Reliance. . . . . . . . . . . . . . . . . . . . .57
8.5    Limitation of Agents' Liability.. . . . . . . . . . . . . . . . . . . .57
8.6    Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .58
8.7    Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . .58
8.8    Relationship of Lenders . . . . . . . . . . . . . . . . . . . . . . . .58
8.9    Benefits of Agreement . . . . . . . . . . . . . . . . . . . . . . . . .58
8.10   Approval of Lenders . . . . . . . . . . . . . . . . . . . . . . . . . .58

                                   SECTION 9

                                 MISCELLANEOUS

9.1    Assignments and Participations in Loans . . . . . . . . . . . . . . . .59
9.2    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
9.3    INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
9.4    Ratable Sharing . . . . . . . . . . . . . . . . . . . . . . . . . . . .62
9.5    Amendments and Waivers. . . . . . . . . . . . . . . . . . . . . . . . .62
9.6    Independence of Covenants . . . . . . . . . . . . . . . . . . . . . . .63
9.7    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .63
9.8    Survival of Representations, Warranties, and Agreements . . . . . . . .63
9.9    Failure or Indulgence Not Waiver; Remedies Cumulative . . . . . . . . .64
9.10   Marshalling; Payments Set Aside . . . . . . . . . . . . . . . . . . . .64
9.11   Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .64
9.12   Obligations Several; Independent Nature of Lenders' Rights. . . . . . .64
9.13   Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .64
9.14   Applicable Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . .64
9.15   Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . . . .64
9.16   Consent to Jurisdiction and Service of Process. . . . . . . . . . . . .64
9.17   Waiver of Jury Trial. . . . . . . . . . . . . . . . . . . . . . . . . .65
9.18   Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . .65
9.19   Counterparts; Effectiveness . . . . . . . . . . . . . . . . . . . . . .65


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                             LIST OF DEFINED TERMS

                                                                        Page No.
                                                                        --------

ADJUSTED EBITDA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ADJUSTED EURODOLLAR RATE . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
EUROCURRENCY LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Administrative Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
AFFECTED LENDER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
AFFILIATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
CONTROL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
APPLICABLE MARGIN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
ASSET SALE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
ASSIGNMENT AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
BANKRUPTCY CODE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Base Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
BASE RATE LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Borrower . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
BUSINESS DAY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
CAPITAL LEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
CASH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
CASH EQUIVALENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
adequately capitalized . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
CERTIFICATE RE NON-BANK STATUS . . . . . . . . . . . . . . . . . . . . . . . . 3
CHANGE OF CONTROL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
CLOSING DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Co-Arrangers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
COLLATERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
COLLATERAL DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
COMMITMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
COMPLIANCE CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
CONTINGENT OBLIGATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
CONTRACTUAL OBLIGATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
CURRENCY AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
DEPOSIT ACCOUNT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Documentation Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
DOLLARS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
ELIGIBLE ASSIGNEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
EMPLOYEE BENEFIT PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
ENVIRONMENTAL CLAIM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
ENVIRONMENTAL LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
EQUITY VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
ERISA AFFILIATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
ERISA EVENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
reportable event . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Eurocurrency Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
EURODOLLAR RATE LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8


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EVENT OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
EXCHANGE ACT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
FEDERAL FUNDS EFFECTIVE RATE . . . . . . . . . . . . . . . . . . . . . . . . . 8
FISCAL QUARTER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
FISCAL YEAR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
FUNDING AND PAYMENT OFFICE . . . . . . . . . . . . . . . . . . . . . . . . . . 8
FUNDING DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
GOVERNMENTAL AUTHORIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . 8
GUARANTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
GUARANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Guaranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
HAZARDOUS MATERIALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
INDEBTEDNESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
INDEMNITEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
INTELLECTUAL PROPERTY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
TRAMMELL CROW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
INTEREST EXPENSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
INTEREST PAYMENT DATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Interest Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
INTEREST RATE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
INTEREST RATE DETERMINATION DATE . . . . . . . . . . . . . . . . . . . . . . .10
INTERNAL REVENUE CODE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
INVESTMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
JOINT VENTURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
Lenders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
LEVEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
LEVEL I. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
LEVEL II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
Level III. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
LEVEL DETERMINATION CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . .11
LIEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
LOAN DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
MARGIN STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
MATERIAL ADVERSE EFFECT. . . . . . . . . . . . . . . . . . . . . . . . . . . .12
MATURITY DATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
MULTIEMPLOYER PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
NOTES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
NOTICE OF BORROWING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
NOTICE OF CONVERSION/CONTINUATION. . . . . . . . . . . . . . . . . . . . . . .13
OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
OFFICERS' CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
OPERATING LEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
PBGC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
PENSION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
PERMITTED ACQUISITION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
PERMITTED ENCUMBRANCES . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
Permitted Holders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15


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PERSON . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
PLEDGE AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
POTENTIAL DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
PRIME RATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
PRO RATA SHARE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Register . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
REGULATION D . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
RELEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
REQUISITE LENDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
RESTRICTED JUNIOR PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .16
SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
SECURITIES ACT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
SERVICES SUBSIDIARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
SIGNIFICANT SERVICES SUBSIDIARY. . . . . . . . . . . . . . . . . . . . . . . .17
SIGNIFICANT SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . .17
SOLVENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
SUBSIDIARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
TAX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
TOTAL DEBT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
TOTAL LEVERAGE RATIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
REGISTER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
INTEREST PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
AFFECTED LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
NON-US LENDER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
WORK-OUT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
INDEMNIFIED LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .61


CREDIT AGREEMENT

                                    EXHIBITS


Exhibit A   FORM OF ASSIGNMENT AGREEMENT
Exhibit B   FORM OF BORROWER PLEDGE AGREEMENT
Exhibit C   FORM OF CERTIFICATE RE NON-BANK STATUS
Exhibit D   FORM OF COMPLIANCE CERTIFICATE
Exhibit E   FORM OF SUBSIDIARY GUARANTY
Exhibit F   FORM OF LC REQUEST
Exhibit G   FORM OF NOTE
Exhibit H   FORM OF NOTICE OF BORROWING
Exhibit I   FORM OF NOTICE OF CONVERSION/CONTINUATION
Exhibit J   FORM OF PLEDGE AGREEMENT - SUBSIDIARIES
Exhibit K   FORM OF OPINION OF VINSON & ELKINS L.L.P.

                                   SCHEDULES

1.1    PERMITTED HOLDERS
2.1    LENDERS' COMMITMENTS AND PRO RATA SHARES
4.lD   SUBSIDIARIES OF COMPANY
4.1E   SIGNIFICANT SUBSIDIARIES
4.6A   LITIGATION
4.6B   SETTLEMENT OF CLAIMS
4.11   CERTAIN EMPLOYEE BENEFIT PLANS
4.13   ENVIRONMENTAL MATTERS
6.2    CERTAIN EXISTING INVESTMENTS
6.6    CERTAIN AFFILIATE TRANSACTIONS




CREDIT AGREEMENT

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is dated as of December 1, 1997 and entered into by and among TRAMMELL CROW COMPANY, a Delaware corporation ("BORROWER"), each of the lenders that are a signatory hereto or that becomes a signatory hereto as provided in SECTION 9.1 (individually, together with its successors and assigns, a "LENDER" and collectively, "LENDERS"), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Agent for Lenders (in such capacity, together with its successors and assigns, "ADMINISTRATIVE AGENT"), BANKERS TRUST COMPANY, as Documentation Agent for Lenders (in such capacity, together with its successors and assigns, "DOCUMENTATION AGENT"), NATIONSBANK OF TEXAS, N.A., a national banking association, as Issuing Bank (in such capacity, together with its successors and assigns, "ISSUING BANK").

                                R E C I T A L S

     1. Borrower desires that Lenders extend certain credit facilities to Borrower in an aggregate principal amount of $150,000,000 (a) to finance the acquisition and development of Real Estate Investments, (b) to finance Permitted Acquisitions, and (c) other lawful, general business purposes.

     2. Lenders are willing to extend the requested credit facilities to Borrower on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Lenders, and Agents agree as follows:

                                   SECTION 1

                                  DEFINITIONS

     1.1 CERTAIN DEFINED TERMS. The following terms used in this Agreement shall have the following meanings:

     "ADJUSTED EBITDA" means, for any period, (a) Net Income, PLUS (b) Interest Expense, PLUS (c) income taxes deduced from Net Income in accordance with GAAP, PLUS (d) total depreciation expense, PLUS (e) total amortization expense, PLUS (f) other non-cash items reducing Net Income, LESS (g) other non-cash items increasing Net Income, PLUS (h) payments in respect of Borrower's profit sharing plan (SO LONG AS Borrower has provided to Administrative Agent evidence that such payments are subordinated to the Obligations), MINUS (i) any after-tax gains attributable to Asset Sales, PLUS
(j) any after-tax losses attributable to Asset Sales, MINUS (k) any returned surplus assets of any Pension Plan, MINUS (l) any net extraordinary gains, PLUS (m) any net non-cash extraordinary losses; PROVIDED, HOWEVER, THAT there shall be excluded from "ADJUSTED EBITDA" (i) any revenues from Real Estate Investments or other assets that are subject to any Liens (other than Permitted Encumbrances), (ii) any portion of Adjusted EBITDA attributable to the Companies' brokerage and marketing operations that exceeds forty percent (40%) of Adjusted EBITDA, (iii) any portion of Adjusted EBITDA attributable to the Companies' ownership interests in all Real Estate Investments that exceeds twenty-five percent (25%) of Adjusted EBITDA, and (iv) payments during the six (6) month period following the Closing Date in respect of the settlement of certain claims described in SCHEDULE 4.6B, which payments shall be deemed to be non-recurring by Borrower's independent auditors.

     "ADJUSTED EURODOLLAR RATE" means, as of any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by DIVIDING (a) the Eurocurrency

CREDIT AGREEMENT

Rate, BY (b) a percentage equal to 100% MINUS the stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special, or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "EUROCURRENCY LIABILITIES" as defined in REGULATION D (or any successor category of liabilities under REGULATION D).

     "ADMINISTRATIVE AGENT" has the meaning assigned to such term in the introduction to this Agreement.

     "AFFECTED LENDER" has the meaning assigned to such term in SECTION
2.6(c).

     "AFFILIATE" means, for any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY," and "UNDER COMMON CONTROL WITH"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract, or otherwise.

     "AGENTS" means Administrative Agent and Documentation Agent, and "AGENT" means any one of the Agents.

     "AGREEMENT" means this Credit Agreement as it may be modified, amended, renewed, extended, restated, or supplemented from time to time in accordance with SECTION 9.5.

     "APPLICABLE MARGIN" means, as of any date of determination, a percentage per annum determined by the Level in effect on such date as shown below:

                           LEVEL            APPLICABLE MARGIN
                          -----------------------------------
                          -----------------------------------
                          Level I                 1.750%
                          -----------------------------------
                          Level II                1.500%
                          -----------------------------------
                          Level III               1.250%
                          -----------------------------------

     "ASSET SALE" means the sale by any Company to any Person (other than Borrower or any of its wholly-owned Subsidiaries) of (a) any of the stock, partnership interests, or limited liability company interests, as the case may be, of any of Borrower's Subsidiaries, (b) substantially all of the assets of any division or line of business of any Company, or (c) any other assets (whether tangible or intangible) of any Company outside of the ordinary course of business.

     "ASSIGNMENT AGREEMENT" means an Assignment Agreement substantially in the form of EXHIBIT A.

     "BANKRUPTCY CODE" means TITLE 11 of the United States Code entitled "BANKRUPTCY," as now and hereafter in effect, or any successor statute.

     "BASE RATE" means, as of any date, THE GREATER OF (a) the Prime Rate, or
(b) THE SUM OF (i) the Federal Funds Effective Rate, and (ii) one-half of one percent (.5%).

     "BASE RATE LOANS" means Loans bearing interest at rates determined by reference to the Base Rate as provided in SECTION 2.2(a).

CREDIT AGREEMENT

     "BORROWER" has the meaning assigned to such term in the introduction to this Agreement.

     "BORROWER PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by Borrower and substantially in the form of EXHIBIT B, as such Pledge Agreement may hereafter be modified, amended, or supplemented from time to time

     "BUSINESS DAY" means any day excluding Saturday, Sunday, and any day which is a legal holiday under the laws of the State of Texas or is a day on which banking institutions located in such state are authorized or required by any Legal Requirement to close.

     "CAPITAL LEASE" means, for any Person, any lease of any property (whether real, personal, or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

     "CASH" means money, currency, or a credit balance in a Deposit Account.

     "CASH EQUIVALENTS" means, as of any date of determination, (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one
(1) year after such date, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody's, (c) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's, (d) certificates of deposit or bankers' acceptances maturing within one (1) year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (i) is at least "ADEQUATELY CAPITALIZED" (as defined in the regulations of its primary Federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000, and (e) shares of any money market mutual fund that (i) has at least ninety-five percent (95%) of its assets invested continuously in the types of investments referred to in CLAUSES (a) and (b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody's.

     "CASH FLOW RECAPTURE PERIOD" means a period of time (a) commencing on the last day of a Fiscal Quarter in which the Interest Coverage Ratio, as of the last day of such Fiscal Quarter, is less than 5.0 to 1.0, and (b) ending on the last day of a subsequent Fiscal Quarter in which the Interest Coverage Ratio, as of the last day of such subsequent Fiscal Quarter, is equal to or greater than 5.0 to 1.0.

     "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of EXHIBIT C delivered by a Lender to Administrative Agent pursuant to SECTION 2.7(b)(iii).

     "CHANGE OF CONTROL" means: (a) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of RULE 13D-3 under the Exchange Act) by (i) any person or entity (other than any Permitted Holder), or (ii) any group of persons or entities (excluding any Permitted Holders) who constitute a group (within the meaning of SECTION 13(d)(3) of the Exchange Act), in either case, of any Company Voting Stock such that, as a result of such acquisition, such person, entity or group beneficially owns (within the meaning of RULE 13d-3 under the Exchange Act), directly or indirectly, twenty percent (20%) or more of Company Voting Stock then outstanding (but only to the extent that such beneficial ownership is not shared with any Permitted Holder who has the power to direct the vote thereof); PROVIDED, HOWEVER, that no such Change of Control shall be deemed to have occurred if (i) the Permitted Holders

CREDIT AGREEMENT
beneficially own, in the aggregate, at all times, a greater percentage of Company Voting Stock than such other person, entity, or group, or (ii) at all times, the Permitted Holders (or any of them) possess the ability (by contract or otherwise) to elect, or cause the election, of a majority of the members of Borrower's Board of Directors; or (b) the Permitted Holders shall cease to own, directly or indirectly, at least twenty percent (20%) of the outstanding Company Voting Stock.

     "CLOSING DATE" means the date on or before December 1, 1997, on which the conditions set forth in SECTION 3.1 are satisfied.

     "CO-ARRANGERS" means NationsBanc Montgomery Securities, Inc., and BT Alex. Brown Incorporated.

     "COLLATERAL" means (a) all of the capital stock, partnership interests, or limited liability company interests, as the case may be, in Borrower's Significant Subsidiaries (other than the partnership interests in the Texas Partnerships), and (b) any or all intercompany Indebtedness of any Company owing to another Company, in each case subject to a Lien pursuant to the Collateral Documents.

     "COLLATERAL DOCUMENTS" means all pledge agreements, assignments, financing and continuation statements, and all other instruments or documents delivered by any Obligor pursuant to this Agreement (including but not limited to the Pledge Agreements) in order to grant to Administrative Agent, for the benefit of the Credit Parties, Liens in the Collateral, and all modifications, amendments, restatements, and supplements thereof.

     "COMMITMENT" means, for a Lender, the amount (which is subject to reduction and cancellation as provided in this Agreement) stated beside such Lender's name on SCHEDULE 2.1, and "COMMITMENTS" means the Commitments of all Lenders.

     "COMMITMENT USAGE" means, at any time, THE SUM OF (a) the Principal Debt of all Loans PLUS (b) the LC Exposure.

     "COMPANIES" means Borrower and its Subsidiaries, and "COMPANY" means any one of the Companies.

     "COMPANY VOTING STOCK" means issued and outstanding shares of capital stock of Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Borrower.

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT D delivered to Administrative Agent by Borrower pursuant to
SECTION 5.1(c).

     "CONSTITUENT DOCUMENTS" means, with respect to any Person, its articles or certificate of incorporation, constitution, bylaws, partnership agreements, organizational documents, limited liability company agreements, or such other document as may govern such entity's formation or organization.

     "CONTINGENT OBLIGATION" means, for any Person, any direct or indirect liability, contingent or otherwise, of such Person (a) with respect to any Indebtedness, lease, dividend, or other obligation of another Person if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another Person that such obligation of another Person will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof (b) with respect to any letter of credit issued for the account of such Person or as to which such Person is otherwise

CREDIT AGREEMENT
liable for reimbursement of drawings, or (c) under Interest Rate Agreements and Currency Agreements. Contingent Obligations shall include, without limitation, (i) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse, or sale with recourse by such Person of the obligation of another Person, (ii) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligation of another Person through any agreement (contingent or otherwise)
(A) to purchase, repurchase, or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions, or otherwise), or (B) to maintain the solvency or any balance sheet item, level of income, or financial condition of another if, in the case of any agreement described under SUBCLAUSES (a) OR (b) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

     "CONTRACTUAL OBLIGATION" means, for any Person, any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which such Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "CONTINUING DIRECTOR" means, as of the date of determination, any Person who (a) was a member of the Board of Directors of Borrower on the date of the IPO, (b) was nominated for election or elected to the Board of Directors of Borrower with the affirmative vote of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination or election, or (c) is a representative of a Permitted Holder.

     "CREDIT PARTIES" means Agents, Co-Arrangers, Issuing Bank, and Lenders, and "CREDIT PARTY" means any one of the Credit Parties.

     "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap, or other similar agreement or arrangement designed to protect any Company against fluctuations in currency values.

     "CURRENT ASSETS" means, as of any date, the current assets of the Companies determined on a consolidated basis in accordance with GAAP, but excluding (a) all receivables that are more than ninety (90) days past due in respect of products, goods, and/or services which were delivered or performed by any Company more than ninety (90) days prior to such date, and (b) Intangible Assets.

     "CURRENT LIABILITIES" means, as of any date, the current liabilities of the Companies determined on a consolidated basis in accordance with GAAP.

     "CUSTOMARY RECOURSE EXCEPTIONS" means, with respect to any Non-Recourse Obligations, exclusions from the exculpation provisions with respect to such Non-Recourse Obligations for fraud, misapplication of cash, environmental claims, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of real estate.

     "DEFAULTING LENDER" means any Lender that, at the time of determination thereof, is in default with respect to any of its obligations under this Agreement or the other Loan Documents.

CREDIT AGREEMENT

     "DEPOSIT ACCOUNT" means a demand, time, savings, passbook, or like account with a bank, savings and loan association, credit union, or like organization, other than an account evidenced by a negotiable certificate of deposit.

     "DOCUMENTATION AGENT" has the meaning assigned to such term in the introduction to this Agreement.

     "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

     "ELIGIBLE ASSIGNEE" means: (a) a commercial bank organized under the laws of the United States or any state thereof; (b) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof, PROVIDED THAT (i) such bank is acting through a branch or agency located in the United States, or (ii) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (d) any other entity which is an "ACCREDITED INVESTOR" (as defined in REGULATION D under the Securities Act) which extends credit or makes or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds, investment funds, and lease financing companies; PROVIDED THAT no Affiliate of Borrower shall be an Eligible Assignee.

     "EMPLOYEE BENEFIT PLAN" means any "EMPLOYEE BENEFIT PLAN" as defined in
SECTION 3(3) of ERISA, other than plans that are exempt from ERISA by reason of the regulations promulgated thereunder and Multiemployer Plans, which is, or was at any time, maintained, or contributed to by Borrower or any of its ERISA Affiliates.

     "ENVIRONMENTAL CLAIM" means any notice of violation, claim, demand, abatement order, or other order or direction by any Governmental Authority or any Person for any damage, including, without limitation, personal injury (including sickness, disease, or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, nuisance, pollution, contamination, or other adverse effects on the environment, or for fines, penalties, or restrictions, in each case relating to, resulting from or in connection with Hazardous Materials and relating to any Company or any of its Affiliates or any Real Estate Investment.

     "ENVIRONMENTAL LAWS" means all Legal Requirements relating to (a) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses, or injuries resulting from the Release or threatened Release of Hazardous Materials, (b) the generation, use, storage, transportation, or disposal of Hazardous Materials, or (c) occupational safety and health, industrial hygiene, land use, or the protection of human, plant, or animal health or welfare, in any manner applicable to any Company or any of its Real Estate Investments or other assets.

     "EQUITY VALUE" means, as of any date, (a) Total Asset Value, LESS (b) Total Liabilities.

     "ERISA" means the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, as amended from time to time, and any successor statute.

     "ERISA AFFILIATE" means, for any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of SECTION 414(b) of the Internal Revenue Code of which such Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of SECTION 414(c) of the Internal Revenue Code of which such Person is a member; and (c) any member of an affiliated service group within the

CREDIT AGREEMENT
meaning of SECTION 414(m) or (o) of the Internal Revenue Code of which such Person, any corporation described in CLAUSE (a) above, or any trade or business described in CLAUSE (b) above is a member.

     "ERISA EVENT" means: (a) a "REPORTABLE EVENT" within the meaning of
SECTION 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for thirty- (30-) day notice to the PBGC has been waived by regulation); (b) the failure to meet the minimum funding standard in a material amount of SECTION 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with SECTION 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment in a material amount under SECTION 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution in a material amount to a Multiemployer Plan; (c) the provision by the administrator of any Pension Plan pursuant to SECTION 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in SECTION 4041(c) of ERISA; (d) the withdrawal by Borrower or any of its ERISA Affiliates from any Pension Plan with two (2) or more contributing sponsors or the termination of any such Pension Plan resulting in a material amount of liability pursuant to SECTIONS 4063 or 4064 of ERISA; (e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which constitutes grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of a material amount of liability on Borrower or any of its ERISA Affiliates pursuant to SECTION 4062(e) or 4069 of ERISA or by reason of the application of SECTION 4212(c) of ERISA; (g) the withdrawal by Borrower or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of SECTIONS 4203 AND 4205 of ERISA) from any Multiemployer Plan if such withdrawal would result in a material amount of liability to Borrower or an ERISA Affiliate, or the receipt by Borrower or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to SECTION 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under SECTION 4041A or 4042 of ERISA; (h) the occurrence of an act or omission which could give rise to the imposition on Borrower or any of its ERISA Affiliates of a material amount of fines, penalties, taxes, or related charges under CHAPTER 43 of the Internal Revenue Code or under SECTION 409 or 502(c), (i) or (1) or 4071 of ERISA in respect of any Employee Benefit Plan; (i) the assertion of a claim (other than routine claims for benefits) that could result in a material amount of liability against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Borrower or any of its ERISA Affiliates in connection with any such Employee Benefit Plan; (j) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under SECTION 401(a) of the Internal Revenue Code) to qualify under SECTION 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under SECTION 501(a) of the Internal Revenue Code; or (k) the imposition of a Lien pursuant to SECTION 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

     "EUROCURRENCY RATE" means, for any Eurodollar Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, then the term "EUROCURRENCY RATE" shall mean, for any Eurodollar Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of such interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, then the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

CREDIT AGREEMENT

     "EURODOLLAR RATE LOANS" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in SECTION 2.2(a).

     "EVENT OF DEFAULT" means each of the events set forth in SECTION 7.

     "EXCHANGE ACT" means the SECURITIES EXCHANGE ACT OF 1934, as amended from time to time, and any successor statute.

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three (3) Federal funds brokers of recognized standing selected by Administrative Agent.

     "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

     "FISCAL YEAR" means the fiscal year of the Companies ending on December 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends.

     "FUNDING AND PAYMENT OFFICE" means the office of Administrative Agent located at 901 Main Street, 51st Floor, Dallas, Texas 75202.

     "FUNDING DATE" means the date of the funding of a Loan.

     "GAAP" means, subject to the limitations on the application thereof set forth in SECTION 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order, or consent decree of or from any Governmental Authority.

     "GUARANTORS" means all of Borrower's existing and future Significant Subsidiaries.

     "GUARANTY" or "GUARANTIES" means the Guaranties executed and delivered by Borrower's Significant Subsidiaries, each substantially in the form of EXHIBIT E, as each such Guaranty may hereafter be modified, amended, or supplemented from time to time.

     "HAZARDOUS MATERIALS" means: (a) any chemical, material, or substance at any time defined as or included in the definition of "HAZARDOUS SUBSTANCES," "HAZARDOUS WASTES," "HAZARDOUS MATERIALS," "EXTREMELY HAZARDOUS WASTE," "RESTRICTED HAZARDOUS WASTE," "INFECTIOUS WASTE," "TOXIC SUBSTANCES," or any other formulations intended to define, list, or classify substances by reason of deleterious properties under

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any applicable Environmental Laws or publications promulgated pursuant thereto; (b) any oil, petroleum, petroleum fraction, or petroleum derived substance; (c) any drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources; and (d) any other chemical, material, or substance, exposure to which is prohibited, limited, or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants, or any Persons in the vicinity of any Real Estate Investment.

     "IMPLIED CAPITAL" means (a) prior to the exercise of the underwriter's overallotment option, or if such option is not exercised, THE PRODUCT OF (i) the issue price for Borrower's common stock pursuant to the IPO, TIMES (ii) the number of issued and outstanding shares of common stock of Borrower on the date of the IPO, and (b) after the exercise of the underwriter's overallotment option, if so exercised, THE SUM OF (i) the amount calculated in (A) above, PLUS (ii) the PRODUCT of (A) the issue price for Borrower's common stock pursuant to the overallotment option, TIMES (B) the number of shares of common stock of Borrower issued pursuant to the overallotment option.

     "IMPUTED MULTIPLE" means, as of any date, (a) THE SUM OF (i) Implied Capital, PLUS (ii) Total Liabilities on the date of the IPO, DIVIDED BY (b) Adjusted EBITDA for the twelve (12) month period ending on September 30, 1997.

     "INDEBTEDNESS" means, for any Person, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet of such Person in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price of property or services (excluding obligations for further payments for businesses acquired based solely upon future earnings or cash flow and any such obligations incurred under ERISA), which purchase price is (i) due more than six (6) months from the date of incurrence of the obligation in respect thereof, or (ii) evidenced by a note or similar written instrument, and (e) all indebtedness secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person. Obligations under Interest Rate Agreements and Currency Agreements constitute Contingent Obligations and not Indebtedness.

     "INDEMNITEE" has the meaning assigned to such term in SECTION 9.3.

     "INTANGIBLE ASSETS" of any Person shall mean those assets of such Person which are (a) deferred assets, other than prepaid insurance and prepaid taxes, (b) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible assets on a balance sheet of such Person, (c) unamortized debt discount and expense, and (d) assets located, and notes and receivables due from obligors domiciled, outside of the United States of America.

     "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames (including, without limitation, rights in the name "TRAMMELL CROW"), copyrights, technology, know-how, and processes used in or necessary for the conduct of the business of the Companies as currently conducted that are material to the condition (financial or otherwise), business, or operations of the Companies, taken as a whole.

     "INTEREST COVERAGE RATIO" means, as of the last day of any Fiscal Quarter, the ratio of (a) Adjusted EBITDA, to (b) Interest Expense, in each case for the four (4) Fiscal Quarters ending on the date of determination.

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     "INTEREST EXPENSE" means, for any period, total interest expense
(including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of the Companies on a consolidated basis with respect to all outstanding Indebtedness of the Companies, including, without limitation, all commissions, discounts, and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements; PROVIDED THAT Interest Expense shall not include interest capitalized in accordance with GAAP in connection with the construction of Real Estate Investments so long as the applicable Company has obtained construction loan financing pursuant to which construction loan advances are made in the amount of such interest expense.

     "INTEREST PAYMENT DATE" means the last day of each calendar month during the term of this Agreement.

     "INTEREST PERIOD" has the meaning assigned to such term in SECTION
2.2(b).

     "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, or other similar agreement or arrangement designed to protect any Company against fluctuations in interest rates.

     "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second (2nd) Business Day prior to the first (1st) day of such Interest Period.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

     "INVESTMENT" means (a) any direct or indirect purchase or other acquisition by any Company of, or of a beneficial interest in, any Securities of any other Person (other than a Person that, prior to such purchase or acquisition, was a Subsidiary of Borrower), (b) any purchase or acquisition by any Company of the assets of any other Person, or (c) any direct or indirect loan, advance (other than advances to employees for moving, entertainment, and travel expenses, drawing accounts, and similar expenditures in the ordinary course of business) or capital contribution by any Company to any other Person other than a wholly-owned Subsidiary of Borrower, including all indebtedness and accounts receivable from such other Person that are not current assets or did not arise from sales or the provision of services to such other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment PLUS the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, writedowns, or write-offs with respect to such Investment.

     "IPO" means the initial public offering of Borrower's common stock, $0.01 par value per share, resulting in net proceeds to Borrower of not less than $60,000,000.

     "ISSUANCE DATE" means, with respect to any LC, the date of issuance of such LC.

     "ISSUING BANK" has the meaning assigned to such term in the introduction to this Agreement.

     "JOINT VENTURE" means a joint venture, partnership, limited liability company, or other similar arrangement, whether in corporate, partnership, or other legal form; PROVIDED THAT in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

     "LC" means a documentary or standby letter of credit issued for the account of Borrower by Issuing Bank under this Agreement and under an LC Agreement.

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

     "LC AGREEMENT" means a letter of credit application and agreement (in form and substance satisfactory to Issuing Bank) submitted and executed by Borrower to Issuing Bank for an LC for the account of Borrower.

     "LC EXPOSURE" means, without duplication, THE SUM OF (a) the total face amount of all undrawn and uncancelled LCs PLUS (b) the total unpaid reimbursement obligations of Borrower under drawings under any LC.

     "LC REQUEST" means a request substantially in the form of EXHIBIT F.

     "LC SUBFACILITY" means a subfacility of the Commitments for the issuance of LCs, as described in SECTION 2.1(e), under which the LC Exposure (a) may never (without the prior written consent of Administrative Agent, such consent not to be unreasonably withheld) collectively exceed $10,000,000, and
(b) together with the unpaid Principal Debt of the Loans may never exceed the Commitments.

     "LEGAL REQUIREMENTS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Governmental Authority.

     "LENDER" and "LENDERS" have the meanings assigned to such terms in the introduction of this Agreement.

     "LEVEL" means Level I, Level II, or Level III, in each case whichever is in effect on the date of determination. The applicable Level for any date shall be determined by the most recent Level Determination Certificate delivered pursuant to SECTION 3.1(f) or 5.1(j); PROVIDED THAT if a Level Determination Certificate is not delivered at the time required pursuant to
SECTION 5.1(j), Level I shall be applicable from such time until delivery of a succeeding Level Determination Certificate; PROVIDED THAT if a Level Determination Certificate erroneously indicates a Level more favorable to Borrower than should be afforded by the actual calculation of the Total Leverage Ratio, then Borrower shall promptly pay additional interest to correct for such error.

     "LEVEL I" means such periods as the Total Leverage Ratio is greater than or equal to 2.50 to 1.0 and (a) from the Closing Date through December 31, 1998, less than 3.75 to 1.0, and (b) thereafter, less than 3.0 to 1.0.

     "LEVEL II" means such periods as the Total Leverage Ratio is greater than or equal to 2.0 to 1.0 and less than 2.50 to 1.0.

     "LEVEL III" means such periods as the Total Leverage Ratio is less than
2.0 to 1.0.

     "LEVEL DETERMINATION CERTIFICATE" means an Officers' Certificate of Borrower delivered on the Closing Date and thereafter in accordance with
SECTION 5.1(j) setting forth in reasonable detail the Total Leverage Ratio which is applicable pursuant to the definition thereof as of the date on which such Officers' Certificate is delivered.

     "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "LIQUID ASSETS" means, as of any date, THE SUM OF (a) the Companies' Cash and Cash Equivalents, and (b) the Unused Commitment as of such date.

CREDIT AGREEMENT

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranties, the Pledge Agreements, the Collateral Documents, and any Interest Rate Agreement between Borrower and any Lender.

     "LOANS" means (without duplication) any amount disbursed by (a) Lenders to or on behalf of Borrower under the Loan Documents, or (b) any Lender in accordance with, and to satisfy the obligations of Borrower under, any Loan Document, and "LOAN" means any one of the Loans.

     "MARGIN STOCK" has the meaning assigned to such term in REGULATION U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise), or prospects of the Companies, taken as a whole, or (b) the impairment of the ability of Borrower to perform the Obligations, or (c) the impairment in any material respect of Administrative Agent or Lenders to enforce the Obligations.

     "MATURITY DATE" means the earlier of (a) December 1, 1999, as such date may be extended pursuant to SECTION 2.4(d), and (b) the effective date the Commitments are otherwise canceled or terminated in accordance with this Agreement.

     "MOODY'S" means Moody's Investors Service, Inc. or, if Moody's no longer publishes ratings, another ratings agency acceptable to Administrative Agent.

     "MULTIEMPLOYER PLAN" means a "MULTIEMPLOYER PLAN," as defined in SECTION 3(37) of ERISA, to which Borrower or any of its ERISA Affiliates is contributing, or ever has contributed, or to which Borrower or any of its ERISA Affiliates has, or ever has had, an obligation to contribute.

     "NET CASH FLOW" means, for any Person for any Period, (a) Net Income, PLUS (b) non-cash items reducing Net Income, LESS (c) non-cash items increasing Net Income, PLUS (d) interest that is expensed in accordance with GAAP, MINUS (e) payments of the Obligations, MINUS (f) any regularly scheduled payments of principal of, and interest on, other Indebtedness of such Person.

     "NET INCOME" means, for any period, the net income (or loss) of the Companies on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; PROVIDED THAT there shall be excluded from "NET INCOME" (a) the income (or loss) of any Person (other than a Subsidiary of Borrower) in which any other Person (other than a Company) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to a Company by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with any Company or such Person's assets are acquired by any Company, and (c) the income of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of such income is not at the time permitted by operation of the terms of its Constituent Documents, any Contractual Obligation, or any Legal Requirement (other than Legal Requirements restricting the making of dividends or distributions on stock generally) applicable to such Subsidiary.

     "NON-FACILITY DEBT" means, as of any date, (a) Total Debt, PLUS (b) Contingent Obligations of the Companies, LESS (c) the Principal Debt as of such date.

     "NON-RECOURSE OBLIGATIONS" means, for any Person, any Indebtedness of such Person in which the holder of such Indebtedness (a) may not look to such Person personally for repayment, other than to the extent of any security therefor or pursuant to Customary Recourse Exceptions, or (b) may look to such

CREDIT AGREEMENT
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Person personally for repayment (but not to any constituent owner of such
Person) and such Person is a single purpose Joint Venture owning a single Real Estate Investment.

     "NOTES" means any promissory notes of Borrower issued pursuant to
SECTION 2.1(e) to evidence the Loans of any Lenders, substantially in the form of EXHIBIT G, as they may be modified, amended, renewed, extended, restated, or supplemented from time to time.

     "NOTICE OF BORROWING" means a notice substantially in the form of EXHIBIT H delivered by Borrower to Administrative Agent pursuant to SECTION 2.1(b) with respect to a proposed Loan.

     "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of EXHIBIT I delivered by Borrower to Administrative Agent pursuant to
SECTION 2.2(d) with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans.

     "OBLIGATIONS" means all obligations of every nature of Borrower from time to time owed to Agents, Lenders, or any of them under the Loan Documents, whether for principal, interest, fees, expenses, indemnification, or otherwise.

     "OBLIGORS" means Borrower and Guarantors, and "OBLIGOR" means any one of the Obligors.

     "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; PROVIDED THAT every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (a) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (b) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (c) a statement as to whether, in the opinion of the signers, such condition has been complied with.

     "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which such Person is the lessor.

     "PBGC" means the Pension Benefit Guaranty Corporation (or any successor thereto).

     "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to SECTION 412 of the Internal Revenue Code or SECTION 302 of ERISA.

     "PERMITTED ACQUISITION" means any acquisition or series of acquisitions by purchase or otherwise, after the Closing Date by Borrower or any of its wholly-owned Subsidiaries, of any Person, business, or assets (as applicable, the "TARGET"); PROVIDED THAT each of the following conditions shall have been satisfied:

     (a) the Target is engaged in substantially the same business as the business conducted by any Company on the date of such acquisition;

     (b) such acquisition or series of acquisitions does not require expenditures exceeding $20,000,000 (without the prior written consent of Requisite Lenders, which consent shall not be unreasonably withheld);

CREDIT AGREEMENT

     (c) prior to such acquisition or series of acquisitions, Administrative Agent shall have received financial statements of the Target for at least the last one (1) year period and (i) if the purchase price of the Target is in excess of $10,000,000, but less than $15,000,000, then reviewed by independent, certified public accountants, and (ii) if the purchase price of the Target is equal to or greater than $15,000,000, then audited by independent, certified public accountants,

     (d) as of the closing of such acquisition, the acquisition has been approved and recommended by the Board of Directors or other applicable governing body of the Target and the Person from which the Target is to be acquired;

     (e) prior to the closing of such acquisition, the Target and the Person from which the Target is to be acquired must be Solvent or will be rendered Solvent by the acquisition;

     (f) as of the closing of such acquisition, after giving effect to such acquisition, the Company that is the acquiring party must be Solvent and the Companies, on a consolidated basis, must be Solvent;

     (g) as of the closing of such acquisition, after giving effect to such acquisition, no Event of Default shall exist or occur as a result of, and after giving effect to, such acquisition

     (h) if the Target is to be a Significant Subsidiary of Borrower, then Borrower shall have complied with the terms and conditions set forth in
SECTION 5.10; and

     (i) Administrative Agent has received an Officer's Certificate confirming that all representations and warranties set forth in the Loan Documents continue to be true and correct in all material respects immediately prior to and after giving effect to the Permitted Acquisition and the transactions contemplated thereby, and setting forth the calculations supporting compliance with the limitations prescribed herein (including pro forma compliance with all financial covenants).

     "PERMITTED DISTRIBUTIONS" means, for Borrower in any fiscal year of Borrower, an amount not to exceed fifty percent (50%) of THE SUM OF Net Income for the immediately preceding fiscal year PLUS to the extent deducted from Net Income, in conformity with GAAP, depreciation and amortization expense.

     "PERMITTED ENCUMBRANCES" means the following types of Liens (other than any such Lien imposed pursuant to SECTION 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA):

     (a) Liens for taxes, assessments, or governmental charges or claims the payment of which is not, at the time, required by SECTION 5.3;

     (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, and materialmen and other Liens imposed by applicable Legal Requirements incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

     (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security, or to secure the performance of tenders, statutory obligations, surety, indemnity, and appeal bonds, bids, leases, government contracts, trade contracts, performance, and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

     (d) any attachment or judgment Lien not constituting an Event of Default under SECTION 7.8;

CREDIT AGREEMENT

     (e) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of any Company;

     (f) easements, rights-of-way, restrictions, minor defects, encroachments, or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Company;

     (g) any (i) interest or title of a lessor or sublessor under any lease not prohibited by this Agreement, (ii) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding CLAUSE (ii);

     (h) Liens arising from filing of precautionary UCC financing statements relating solely to leases not prohibited by this Agreement;

     (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

     (j) Liens created for the benefit of any Agent or Lenders pursuant to the terms of this Agreement and the Collateral Documents.

     "PERMITTED HOLDERS" means the Persons listed on SCHEDULE 1.1.

     "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other organizations, whether or not legal entities, and Governmental Authorities.

     "PLEDGE AGREEMENTS" means the Borrower Pledge Agreement and the Subsidiary Pledge Agreements, and "PLEDGE AGREEMENT" means any one of the Pledge Agreements.

     "POTENTIAL DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

     "PRIME RATE" means the rate that Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     "PRINCIPAL DEBT" means, for a Lender and at any time, the unpaid principal balance of all outstanding Loans from such Lender hereunder.

     "PRO RATA SHARE" means, with respect to all payments, computations, and other matters relating to the Commitment or the Loans of any Lender, (a) prior to the expiration or termination of the Commitments, the percentage obtained by DIVIDING (i) the Commitment of such Lender BY (ii) the aggregate Commitments of all Lenders, and (b) after the expiration or termination of the Commitments, the percentage obtained by DIVIDING (i) THE SUM OF (without duplication) (A) the Principal Debt of the Loans of such Lender PLUS (B) the LC Exposure of such Lender, BY (ii) THE SUM OF (without duplication) (A) the Principal Debt of the Loans of all Lenders PLUS (B) the LC Exposure of all Lenders. The initial Pro Rata Share of each Lender for purposes of the preceding sentence is set forth opposite the name of such Lender in SCHEDULE 2.1.

     "REAL ESTATE INVESTMENT" means, for any Company, an Investment in (a) real property (including, without limitation, all buildings, fixtures, or other improvements located thereon) owned or ground-leased by such Company, (b) a Joint Venture formed primarily for real estate development and/or ownership, or
(c) Indebtedness secured by Liens in real property (including, without limitation, all buildings, fixtures, or other improvements located thereon).

     "REAL ESTATE SUBSIDIARY" means a Subsidiary of Borrower that is engaged in the business of real estate development and/or ownership.

     "REGISTER" has the meaning assigned to such term in SECTION 2.1(d).

     "REGULATION D" means REGULATION D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching, or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers, or other closed receptacles containing any Hazardous Materials), or into or out of any Real Estate Investment, including the movement of any Hazardous Material through the air, soil, surface water, groundwater, or property.

     "REPRESENTATIVES" means, for any Person, representatives, officers, directors, employees, attorneys, and agents.

     "REQUISITE LENDERS" means Lenders (other than any Defaulting Lenders) having or holding a Pro Rata Share of sixty-six and two-thirds percent
(66 2/3%).

     "RESTRICTED JUNIOR PAYMENT" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower now or hereafter outstanding, except a dividend payable solely in shares of such class of stock to the holders of that class, (b) any redemption, retirement, sinking fund, or similar payment, purchase, or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower now or hereafter outstanding, and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire shares of any class of stock of Borrower now or hereafter outstanding.

     "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated, or otherwise, or in general any instruments commonly known as "SECURITIES" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase, or acquire, any of the foregoing.

     "SECURITIES ACT" means the SECURITIES ACT OF 1933, as amended from time to time, and any successor statute.

     "SERVICES SUBSIDIARY" means a Subsidiary of Borrower that is engaged in the business of providing real estate services and that is not engaged in real estate development and/or ownership.

     "SIGNIFICANT REAL ESTATE SUBSIDIARY" means, as of any date, a Real Estate Subsidiary of Borrower (a) whose assets are not subject to any Lien (other than Permitted Encumbrances and Liens securing Non-Recourse Obligations that do not exceed forty percent (40%) of the cost of such Real Estate Subsidiary's


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

assets), and (b) having either (i) more than five percent (5%) of the consolidated assets of the Companies, or (ii) more than five percent (5%) of the consolidated earnings of the Companies, or (iii) more than five percent (5%) of the consolidated revenues of the Companies.

     "SIGNIFICANT SERVICES SUBSIDIARY" means, as of any date, a Services Subsidiary of Borrower having either (a) more than five percent (5%) of the consolidated assets of the Companies, or (b) more than five percent (5%) of the consolidated earnings of the Companies, or (c) more than five percent (5%) of the consolidated revenues of the Companies.

     "SIGNIFICANT SUBSIDIARIES" means, as of any date, (a) all Significant Real Estate Subsidiaries, (b) all Significant Services Subsidiaries, and (c) any other Subsidiaries of Borrower determined in a manner acceptable to Administrative Agent that, together with all Significant Real Estate Subsidiaries and all Significant Services Subsidiaries, comprise (i) ninety percent (90%) of the consolidated assets of the Companies, and (ii) ninety percent (90%) of the consolidated earnings of the Companies, and (iii) ninety percent (90%) of the consolidated revenues of the Companies, including, without limitation, the Subsidiaries of Borrower listed on SCHEDULE 4.1E, as it may be supplemented from time to time.

     "SOLVENT" means, with respect to any Person, that as of the date of determination both: (a)(i) the then fair saleable value of the property of such Person is (A) greater than the total amount of liabilities (including contingent liabilities) of such Person, and (B) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential Asset Sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (b) such Person is "SOLVENT" within the meaning given such term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc., a New York corporation, or, if S&P no longer publishes ratings, then another ratings agency acceptable to Administrative Agent.

     "SUBSIDIARY" means, with respect to any Person, any corporation, association, Joint Venture, or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees, or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

     "SUBSIDIARY PLEDGE AGREEMENTS" means the Pledge Agreements executed and delivered by each of Borrower's Significant Subsidiaries that, individually or together with any other Obligor, holds ownership interests in one or more of Borrower's Significant Subsidiaries (other than the partnership interests in the Texas Partnerships), and substantially in the form of EXHIBIT J, as such Pledge Agreement may hereafter be modified, amended, or supplemented from time to time.

     "TAX" or "TAXES" means any present or future tax or government levy in the nature of a tax; PROVIDED THAT "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of a Lender, its


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

lending office) is located or in which that Person is deemed to be doing business on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits, or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

     "TEXAS PARTNERSHIPS" means Trammell Crow Central Texas, Ltd., Trammell Crow Dallas/Fort Worth, Ltd., Trammell Crow Houston, Ltd., and Trammell Crow Dallas Industrial, Ltd.

     "TOTAL ASSET VALUE" means, as of any date, (a) THE LESSER OF (i) ten (10), or (ii) the Imputed Multiple, TIMES (b) Adjusted EBITDA for the twelve (12) month period ending on such date. For purposes of calculating Total Asset Value, Adjusted EBITDA for any period shall be computed with respect to Real Estate Investments, Subsidiaries, or other assets owned as of the date of determination regardless of whether such Real Estate Investments, Subsidiaries, or other assets were acquired during such period (subject to adjustment satisfactory to Administrative Agent for any businesses or assets not acquired in the relevant acquisition). No assets that are subject to any Lien (other than Permitted Encumbrances) shall be reflected in Total Asset Value.

     "TOTAL DEBT" means, as of any date, (a) Total Liabilities, LESS (b) THE LESSER OF (i) THE SUM OF all accrued expenses, accounts payable, and payables to Affiliates incurred in the ordinary course of business, and (ii) the product of
(A) Total Asset Value as of such date, TIMES (B) ten percent (10%).

     "TOTAL LEVERAGE RATIO" means, as of any date, the ratio of (a) Total Debt as of such date, to (b) Adjusted EBITDA for four (4) Fiscal Quarters ending on the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter during which such date occurs. For purposes of calculating the Total Leverage Ratio, Adjusted EBITDA for any period shall be computed with respect to Real Estate Investments, Subsidiaries, or other assets owned as of the date of determination regardless of whether such Real Estate Investments, Subsidiaries, or other assets were acquired during such period (subject to adjustments satisfactory to Administrative Agent for any businesses or assets not acquired in the relevant acquisition).

     "TOTAL LIABILITIES" means, as of any date for the Companies on a consolidated basis, (a) all liabilities of the Companies determined in accordance with GAAP, PLUS (b) all Contingent Obligations, MINUS (c) all Non-Recourse Obligations.

     "TOTAL REVENUES" means, for the Companies on a consolidated basis for any period, all items customarily reported on the Companies' audited income statement as "REVENUES," but excluding (a) revenues from any Real Estate Investments or other assets subject to any Lien (other than Permitted Encumbrances), (b) revenues of any Person (other than a Subsidiary of Borrower) in which any other Person (other than a Company) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to a Company by such Person during such period, and (c) any gains from Asset Sales. The amount of "REVENUES" for any period shall be adjusted in a manner satisfactory to Administrative Agent for revenues received during such period, but earned during prior or subsequent periods.

     "UNUSED COMMITMENT" means, at any time, (a) the Commitments MINUS (b) the Commitment Usage.

     1.2 ACCOUNTING TERMS, UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT. Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Borrower to Lenders pursuant to SECTIONS 5.1(a) and 5.1(b) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and


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

delivered together with the reconciliation statements provided for in SECTION 5.1(d)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in SECTION 4.3(a).

     1.3 OTHER DEFINITIONAL PROVISIONS. Unless otherwise specified in the Loan Documents (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) headings and caption references may not be construed in interpreting provisions, (c) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (d) references to "TELECOPY," "FACSIMILE," "FAX," or similar terms are to facsimile or telecopy transmissions,
(e) references to "INCLUDING" mean including without limiting the generality of any description preceding that word, (f) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (g) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (h) references to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (i) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.4  TIME REFERENCES.  Unless otherwise specified in the Loan Documents
(a) time references are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "FROM" means "FROM AND INCLUDING" and the word "TO" or "UNTIL" means "TO BUT EXCLUDING."

                                      SECTION 2

                      AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

     2.1 COMMITMENTS; MAKING OF LOANS; THE REGISTER; OPTIONAL NOTES; LC SUBFACILITY.

     (a) COMMITMENTS. Subject to the terms and conditions in the Loan Documents, each Lender severally but not jointly agrees to lend to Borrower one
(1) or more Loans under the Commitments which Borrower may borrow, repay, and reborrow under this Agreement, subject to the following conditions:

          (i) each Loan requested by Borrower hereunder must occur on a Business Day and no later than the Business Day immediately preceding the Maturity Date;

          (ii) each Loan requested by Borrower that will be (i) a Base Rate Loan must be in an amount not less than $1,000,000 or a greater integral multiple of $250,000 or, if less, the Unused Commitment, and (ii) a Eurodollar Rate Loan must be in an amount not less than $5,000,000 or a greater integral multiple of $1,000,000;

          (iii)  the Commitment Usage may not exceed the Commitments;

          (iv)   THE SUM OF (A) the Principal Debt of each Lender's Loans PLUS
     (ii) such Lender's Pro Rata Share of the LC Exposure, may not exceed such Lender's Commitment; and

          (v)    no Loans shall be made during a Cash Flow Recapture Period.


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     (b)  BORROWING MECHANICS.

          (i) With respect to the Loans to be made on any Funding Date, Borrower shall deliver to Administrative Agent a Notice of Borrowing no later than 11:00 a.m. (Dallas, Texas time) at least three (3) Business Days in advance of the Funding Date (in the case of a Eurodollar Rate Loan) or at least one (1) Business Day in advance of the Funding Date (in the case of a Base Rate Loan) and shall specify (A) the proposed Funding Date,
     (B) the amount of the Loans requested, (C) whether such Loans shall be Eurodollar Rate Loans or Base Rate Loans, and (D) in the case of Loans to be made as Eurodollar Rate Loans, the initial Interest Period requested therefore. In lieu of delivering the above described Notice of Borrowing, Borrower may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this SECTION 2.1(b); PROVIDED THAT such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the Funding Date.

          (ii) Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this SECTION 2.1(b), and upon the funding of the Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice, Borrower shall have effected Loans hereunder.

          (iii) Borrower shall notify Administrative Agent prior to the funding of any Loan in the event that any of the matters to which Borrower is required to certify in the applicable Notice of Borrowing is no longer true and correct in all material respects as of the Funding Date, and the acceptance by Borrower of the proceeds of each Loan shall constitute a re-certification by Borrower, as of the Funding Date, as to the matters to which Borrower is required to certify in the applicable Notice of Borrowing.

          (iv) Except as otherwise provided in SECTIONS 2.6(b), 2.6(c), and 2.6(g), a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith.

     (c)  DISBURSEMENT OF FUNDS.

          (i) The Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to SECTION 2.1(b) (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 11:00 a.m. (Dallas, Texas time) on the Funding Date, in same day funds in Dollars, at the Funding and Payment Office.

          (ii) Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on the Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on the


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

     Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on the Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, then Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three
     (3) Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, then Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from the Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this SECTION 2.1(c) shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

     (d)  THE REGISTER.

          (i) Administrative Agent shall maintain, at its address referred to in SECTION 9.7, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (ii) Administrative Agent shall record in the Register the Commitment and the Loans of each Lender. Any such recordation shall be conclusive and binding on Borrower and each Lender, absent manifest error; PROVIDED THAT failure to make any such recordation, or any error in such recordation, shall not affect Borrower's Obligations in respect of the applicable Loans.

          (iii) Each Lender shall record on its internal records (including, without limitation, any Note held by such Lender) the amount of the Loans made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; PROVIDED THAT failure to make any such recordation, or any error in such recordation, shall not affect Borrower's Obligations in respect of the Loans; and PROVIDED, FURTHER that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

          (iv) Borrower and each of the Credit Parties shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitments or Loans shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in
     SECTION 9.1(b)(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitments or Loans shall be owed to the Lenders listed in the Register as the owners thereof, and any request, authority, or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee, or transferee of the corresponding Commitments or Loans.

          (v) Borrower hereby designates Administrative Agent to serve as Borrower's agent solely for purposes of maintaining the Register as provided in this SECTION 2.1(d), and Borrower


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

     hereby agrees that, to the extent Administrative Agent serves in such capacity, Administrative Agent and its Representatives shall constitute Indemnitees for all purposes under SECTION 9.3.

     (e)  LETTERS OF CREDIT.

          (i) CONDITIONS. Subject to the terms and conditions of this Agreement, Issuing Bank agrees, if requested by Borrower, to issue LCs upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Administrative Agent and Issuing Bank no later than the fifth (5th) Business Day before the Business Day on which the requested LC is to be issued, PROVIDED THAT (A) no LC may expire after a date three (3) Business Days before the Maturity Date,
     (B) the LC Exposure may not exceed the limitations in the definition of LC Subfacility, (C) each LC must expire no later than one (1) year following its issuance (PROVIDED THAT upon the request of Borrower, the applicable LC may automatically renew on its anniversary date for additional one (1) year periods unless Issuing Bank notifies the beneficiary thereof in writing to the contrary and PROVIDED THAT such automatic extensions may not automatically extend the expiration date of any LC beyond a date that is three (3) Business Days before the Maturity Date), (D) the limitations in SECTIONS 2.1(a)(iii) and 2.1(a)(iv) may not be exceeded, and (E) no LC may be issued during a Cash Flow Recapture Period.

          (ii) PARTICIPATION. Immediately upon Issuing Bank's issuance of any LC, Issuing Bank shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Pro Rata Share in the LC and all applicable rights of Issuing Bank in the LC (OTHER THAN rights to receive certain fees provided in SECTION 2.3(c) to be for Issuing Bank's sole account).

          (iii) REIMBURSEMENT OBLIGATION. To induce Issuing Bank to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Issuing Bank (A) on the first (1st) Business Day after Issuing Bank notifies Administrative Agent and Borrower that it has made payment under a LC, the amount paid by Issuing Bank, and (B) within five (5) Business Days after demand, the amount of any additional fees Issuing Bank customarily charges for amending LCs Agreements, for honoring drafts under LCs, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed Issuing Bank for any drafts paid by the date on which reimbursement is required under this SECTION, then Administrative Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base Rate Loan if no Event of Default exists. The proceeds of such Loan shall be advanced directly to Issuing Bank to pay Borrower's unpaid reimbursement obligations. If an Event of Default exists, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this SECTION are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against any Credit Party or any other Person. From the date that Issuing Bank pays a draft under a LC until Borrower either reimburses or is obligated to reimburse Issuing Bank for that draft under this SECTION, the amount of such draft bears interest payable to Issuing Bank at the rate then applicable to Base Rate Loans. From the due date of the respective amounts due under this SECTION, to the date paid (including any payment from proceeds of a Base Rate Loan), unpaid reimbursement amounts accrue interest that is payable on demand at the Base Rate PLUS two percent (2%).

          (iv) GENERAL. Issuing Bank shall promptly notify Administrative Agent and Borrower of the date and amount of any draft presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this Agreement). Issuing Bank shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms


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

     of the applicable LC.  When making payment, Issuing Bank may disregard
     (A) any default or potential default that exists under any other agreement, and (B) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Issuing Bank is not liable for any of those obligations). Borrower's reimbursement obligations to Issuing Bank and Lenders, and each Lender's obligations to Issuing Bank, under this SECTION are absolute and unconditional irrespective of, and Issuing Bank is not responsible for,
     (1) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (2) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other rights against any Credit Party or any other Person, or (3) the occurrence of any Potential Default or Event of Default.

          (v) OBLIGATION OF LENDERS. If Borrower fails to reimburse Issuing Bank as provided in SECTION 2.1(e)(iii) by the date on which reimbursement is due under such SECTION, and a Loan cannot be advanced to satisfy the reimbursement obligations, then Administrative Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Pro Rata Share of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds its Pro Rata Share of the unpaid reimbursement obligation. Funds are due and payable to Administrative Agent before the close of business on the Business Day when Administrative Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 12:00 noon) or on the next succeeding Business Day (if notice is given after 12:00 noon). All amounts payable by any Lender accrue interest after the due date from the day the applicable draft or draw is paid by Administrative Agent to (but not including) the date the amount is paid by such Lender to Administrative Agent at the customary rate set by Administrative Agent for the correction of errors among banks for three (3) Business Days and thereafter at the Base Rate. Upon receipt of such funds, Administrative Agent shall make them available to Issuing Bank.

          (vi) DUTIES OF ISSUING BANK. Issuing Bank agrees with each Lender and Borrower that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft under any LC, Issuing Bank has no responsibility to obtain any document (OTHER THAN any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Issuing Bank nor its Representatives will be liable to any Lender or Borrower for any LC's use or for any beneficiary's acts or omissions (INCLUDING, WITHOUT LIMITATION, ANY ACTS OR OMISSIONS CONSTITUTING ORDINARY NEGLIGENCE). Any action, inaction, error, delay, or omission taken or suffered by Issuing Bank or any of its Representatives in connection with any LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Governmental Requirements and in accordance with the standards of care specified in the UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (as amended or modified), is binding upon Borrower and Lenders and, except as provided in SECTION 2.1(c), does not place Issuing Bank or any of its Representatives under any resulting liability to Borrower or any Lender. Issuing Bank is not liable to Borrower or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Issuing Bank or its Representatives in connection with any LC.

          (vii) CASH COLLATERAL. On the Maturity Date and if requested by Requisite Lenders while a Potential Default or Event of Default exists, Borrower shall provide Administrative Agent,


CREDIT AGREEMENT
     for the benefit of the Credit Parties, cash collateral in an amount to equal the then-existing LC Exposure.

          (viii) INDEMNIFICATION. BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE EACH CREDIT PARTY AND ITS RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT ANY LC, OR THE FAILURE OF ISSUING BANK TO HONOR A DRAW REQUEST UNDER ANY LC. ALTHOUGH EACH CREDIT PARTY AND ITS RESPECTIVE REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT (INCLUDING A KNOWING AND WILLFUL BREACH OF ITS MATERIAL OBLIGATIONS UNDER THIS AGREEMENT OR AN LC AGREEMENT).

          (ix) LC AGREEMENTS. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this Agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this Agreement, drafts under each LC are part of the Obligations, only the events specified in this Agreement as an Event of Default shall constitute a default under any LC or LC Agreement, and the terms of this Agreement control any conflict between the terms of this Agreement and any LC Agreement.

     (f) RIGHT TO REMOVE REPLACE LENDER. If any Lender shall fail to make available its Loan pursuant to SECTION 2.1(c), then, Borrower may either (i) terminate the Commitment of such Lender in whole but not in part, by (A) giving such Lender and Administrative Agent not less than five (5) Business Days' written notice thereof, which notice shall be irrevocable and effective upon receipt thereof by such Lender and Administrative Agent and shall specify the date of such termination, and (B) paying such Lender on such date the outstanding principal of, and interest on, all Loans made by such Lender and any other Obligation owed to such Lender, if any, or (ii) terminate the Commitment of such Lender in whole but not in part, pursuant to the provisions of SECTION 9.1, by proposing the introduction of a replacement Lender satisfactory to Administrative Agent, or obtaining the agreement of one or more existing Lenders, to assume the entire amount of the Commitment of the Lender whose Commitment is being terminated, on the effective date of such termination. Upon the satisfaction of all of the foregoing conditions, such Lender that is being terminated shall cease to be a "LENDER" for purposes of this Agreement, PROVIDED THAT Borrower shall continue to be obligated to such Lender under SECTION 8.5 with respect to the indemnification obligations described in such Section arising prior to such termination.

     2.2  INTEREST ON THE LOANS.

     (a)  RATE OF INTEREST.

          (i) Subject to the provisions of SECTIONS 2.6 and 2.7, the Loans shall bear interest on the unpaid Principal Debt from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate, as the case may be. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by Borrower initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to SECTION 2.1(b). The basis for determining the interest rate with respect to any Loan may be changed from time to time pursuant to SECTION 2.2(d). If on any day a Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the


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

     rate of interest, then for that day such Loan shall bear interest determined by reference to the Base Rate.

          (ii) Subject to the provisions of SECTIONS 2.2(e) and 2.7, the Loans shall bear interest through maturity as follows:

                 (A)     if a Base Rate Loan, then at the Base Rate; or

                 (B) if a Eurodollar Rate Loan, then at THE SUM OF the Adjusted Eurodollar Rate PLUS the Applicable Margin.

          (iii) Upon delivery of the Level Determination Certificate by Borrower to Administrative Agent pursuant to SECTION 5.1(j), the Applicable Margin shall automatically be adjusted in accordance with the Level in effect as determined by such Level Determination Certificate, such adjustment to become effective on the next succeeding Business Day following receipt by Administrative Agent of such Level Determination Certificate; PROVIDED THAT on the Closing Date, the Applicable Margin shall be determined in accordance with the Level in effect as determined by the Level Determination Certificate delivered by Borrower to Administrative Agent pursuant to SECTION 3.1(f).

     (b) INTEREST PERIODS. In connection with each Eurodollar Rate Loan, Borrower may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be, at Borrower's option, either a one (1), two (2), three (3), or six (6) month period; PROVIDED THAT:

          (i) the initial Interest Period for the Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

          (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, then such Interest Period shall expire on the next succeeding Business Day; PROVIDED THAT, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then such Interest Period shall expire on the next preceding Business Day;

          (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to SECTION 2.2(b)(v), end on the last Business Day of a calendar month;

          (v) there shall be no more than five (5) Interest Periods outstanding at any time; and

          (vi) if Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, then Borrower shall be deemed to have selected an Interest Period of one (1) month.


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

     (c) INTEREST PAYMENTS. Subject to the provisions of SECTION 2.2(e), interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to such Loan, upon any prepayment of such Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); PROVIDED, HOWEVER, that if any Loans that are Base Rate Loans are prepaid pursuant to SECTION 2.4(b), then interest on such Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, upon the final termination for any reason of the Commitments).

     (d)  CONVERSION OR CONTINUATION.

          (i) Subject to the provisions of SECTION 2.6, Borrower shall have the option (A) to convert at any time all or any part of the outstanding Loans equal to $5,000,000 or a greater integral multiple of $1,000,000 from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis, or (B) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan (together with other Loans) equal to $5,000,000 or a greater integral multiple of $1,000,000 as a Eurodollar Rate Loan; PROVIDED, HOWEVER, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

          (ii) Borrower shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 11:00 a.m. (Dallas, Texas time) at least one (1) Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three (3) Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (A) the proposed conversion/continuation date (which shall be a Business Day), (B) the amount and type of the Loan to be converted/continued, (C) the nature of the proposed conversion/continuation, (D) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (E) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Borrower may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this SECTION 2.2(d); PROVIDED THAT such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date.

          (iii) Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this SECTION 2.2(d), and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Borrower shall have effected a conversion or continuation, as the case may be, hereunder.

          (iv) Except as otherwise provided in SECTIONS 2.6(b), 2.6(c), and 2.6(g), a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith.


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

     (e) DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding Principal Debt and, to the extent permitted by applicable Legal Requirements, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is two percent (2%) per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is two percent (2%) per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); PROVIDED THAT in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is two percent (2%) per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this SECTION 2.2(e) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

     (f) COMPUTATION OF INTEREST. Interest on the Loans shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first (1st) day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; PROVIDED THAT if a Loan is repaid on the same day on which it is made, one (1) day's interest shall be paid on such Loan.

     (g) MAXIMUM RATE. Regardless of any provision contained in any Loan Document or any document related thereto, it is the intent of the parties to this Agreement that no Agent nor any Lender contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligations any amount in excess of the Maximum Rate or the Maximum Amount or receive any unearned interest in violation of any applicable Legal Requirements, and, if Agents or Lenders ever do so, then any excess shall be treated as a partial repayment or prepayment of the Principal Debt and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower, Agents, and Lenders shall, to the maximum extent permitted under applicable Legal Requirements, (i) treat all Loans as but a single extension of credit (and Agents, Lenders, and Borrower agree that is the case and that provision in this Agreement for multiple Loans is for convenience only),
(ii) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (iii) exclude voluntary repayments or prepayments and their effects (solely for purposes of this calculation), and (iv) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligations. However, if the Obligations are paid in full before the end of its full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, then Lenders shall refund any excess (and Lenders may not, to the extent permitted by Legal Requirements, be subject to any penalties provided by any Legal Requirements for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If the Legal Requirements of the State of Texas are applicable for purposes of determining the "MAXIMUM RATE" or the "MAXIMUM AMOUNT," then those terms mean the "WEEKLY CEILING" from time to time in effect under ARTICLE 5069-1D, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, as amended. Borrower agrees that CHAPTER 346 of the Texas Finance Code, as amended (which regulates certain revolving credit loan accounts and revolving tri-party accounts), does not apply to the Obligations.


CREDIT AGREEMENT

     2.3  FEES.

     (a) ADMINISTRATIVE AGENT FEES. Borrower shall pay to Administrative Agent, the fees specified in the letter agreement between Administrative Agent and Borrower.

     (b)  LENDERS' FEES.

          (i) Borrower shall pay Administrative Agent a non-refundable lender's fee for distribution to Lenders as shall be agreed between Administrative Agent and each Lender, in the amount specified in the letter agreement between Administrative Agent and Borrower.

          (ii) Borrower shall to pay to Administrative Agent, for the ratable account of Lenders, a quarterly unused fee (prorated for partial quarters) equal to THE SUM OF the amounts obtained by multiplying the average Unused Commitment TIMES one-quarter of one percent (0.25%). Such commitment fee shall accrue commencing on February 1, 1998, and shall be due and payable on the last day of each December, March, June, and September during the term hereof, commencing on March 31, 1998, and on the Maturity Date, based upon the Unused Commitment for each day during the quarter ending on such date. Solely for purposes of this SECTION 2.3(b)(ii), "RATABLE" means, for any calculation period, with respect to any Lender, the proportion that (A) the average daily Unused Commitment of such Lender during the period bears to (B) the aggregate amount of the average daily Unused Commitment of all Lenders during the period.

     (c) ISSUING BANK'S FEES. As an inducement for the issuance (including, without limitation, the extension) of each LC, Borrower agrees to pay to Administrative Agent:

          (i) For the ratable account of each Lender, on the day the fee is payable, an issuance fee, payable quarterly in arrears, equal to a percentage of the average-face amount of such LC during each applicable quarterly period, which percentage is equal to the product of the average-face amount of such LC TIMES a rate per annum equal to the Applicable Margin; and

          (ii) For the account of LC Lender, payable on the date of issuance, an issuance fee of $500 for such LC.

     (d) EXTENSION FEES. Upon each extension of the Maturity Date, as provided in SECTION 2.4(d), Borrower agrees to pay Administrative Agent, on or before the existing Maturity Date, for the ratable account of Lenders, an extension fee equal to one-quarter of one percent (0.25%) of the Commitments of Lenders.

     2.4  SCHEDULED PAYMENTS, PREPAYMENTS, AND REDUCTIONS.

     (a) SCHEDULED PAYMENT OF THE LOANS. Borrower shall repay the Loans in full on the Maturity Date.

     (b)  PREPAYMENTS.

          (i)    VOLUNTARY PREPAYMENTS.  Borrower may, upon not less than one
     (1) Business Day prior written or telephonic notice in the case of Base Rate Loans, or three (3) Business Days' prior written or telephonic notice in the case of Eurodollar Rate Loans, given to Administrative Agent and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Loans on any Business


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

     Day in whole or in part in an aggregate minimum amount of $1,000,000 or a greater integral multiple of $250,000 (or such lesser amount representing payment in full of all Principal Debt); PROVIDED, HOWEVER, that if Borrower repays any Eurodollar Rate Loan prior to the expiration of the Interest Period applicable thereto, then Borrower shall be obligated to pay the amounts required pursuant to SECTION 2.6(d). Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein.

          (ii)   MANDATORY PREPAYMENTS.   During each Cash Flow Recapture
     Period, Borrower shall prepay the Loans, within twenty-five (25) days after the last day of each calendar month during such Cash Flow Recapture Period, in an amount equal to Net Cash Flow for such calendar month. Such payment shall be accompanied by consolidated statements of income and cash flows for such calendar month, all in reasonable detail and certified by the chief financial officer of Borrower that they fairly present the results of results of operations and cash flows for the periods indicated.

     (c)  GENERAL PROVISIONS REGARDING PAYMENTS.

          (i) MANNER AND TIME OF PAYMENT. All payments by Borrower of principal, interest, fees, and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff, or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 noon (Dallas, Texas time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day.

          (ii) APPLICATION OF PAYMENTS TO PRINCIPAL AND INTEREST. All payments in respect of the Principal Debt of any Loan shall include payment of accrued interest on the Principal Debt being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to Principal Debt.

          (iii) APPLICATION OF PREPAYMENTS TO BASE RATE LOANS AND EURODOLLAR RATE LOANS. Any prepayment shall be applied first (1st) to Base Rate Loans made for the purpose specified, if any, to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to SECTION 2.6(d).

          (iv) APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments in respect of the Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth on SCHEDULE 2.1 or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent. Notwithstanding the foregoing provisions of this SECTION 2.4(c)(iv), if, pursuant to the provisions of SECTION 2.6(c), any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, then Administrative Agent shall give effect thereto in apportioning payments received thereafter.

          (v) PAYMENTS ON BUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next


CREDIT AGREEMENT
     succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder, as the case may be.

          (vi) NOTATION OF PAYMENT. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), such Lender will make a notation thereon of the Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; PROVIDED THAT the failure to make (or any error in the making of) a notation of the Loans made under such Note shall not limit or otherwise affect the obligations of Borrower hereunder or under such Note with respect to the Loans or any payments of principal or interest on such Note.

     (d) EXTENSION OF THE MATURITY DATE. If no Potential Default or Event of Default exists, then Borrower may request up to two (2) one-year extensions of the then-existing Maturity Date by making such request in writing to Administrative Agent between seventy-five (75) and ninety (90) days prior to the then-existing Maturity Date. The then-existing Maturity Date shall be extended for one (1) year, PROVIDED THAT no Potential Default or Event of Default exists and Borrower pays to Administrative Agent, for the ratable benefit of Lenders, the extension fee set forth in SECTION 2.3(d). Notwithstanding the foregoing, the Maturity Date may not be extended beyond December 1, 2001 without the prior written consent of all Lenders.

     2.5  USE OF PROCEEDS.

     (a) LOANS. The proceeds of the Loans shall be applied by Borrower for the purposes described in the Recitals.

     (b) LCS. No LC shall be issued for the purpose of making an acquisition of Real Estate Investments or other assets in lieu of Cash or for other enhancement purposes.

     (c) MARGIN REGULATIONS. No portion of the proceeds of any Loan under this Agreement shall be used by any Company in any manner that might cause the Loans or the application of such proceeds to violate REGULATION G, REGULATION U, REGULATION T, or REGULATION X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each-case as in effect on the date or dates of such borrowing and such use of proceeds.

     2.6 SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS. Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

     (a) DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 a.m. (Dallas, Texas time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

     (b) INABILITY TO DETERMINE APPLICABLE INTEREST RATE. If Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate or Eurocurrency Rate, then Administrative Agent shall on such date give notice (by


CREDIT AGREEMENT
telefacsimile or by telephone confirmed in writing) to Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrower.

     (c) ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE LOANS. If on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Borrower and Administrative Agent) that the making, maintaining, or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any Legal Requirements (or would conflict with any such Legal Requirement not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (A) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (B) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (C) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (D) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Borrower shall have the option, subject to the provisions of SECTION 2.6(d), to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this SECTION 2.6(c) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

     (d) COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense, or liability sustained by such Lender in connection with the liquidation or reemployment of such funds) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/ Continuation or a telephonic request for conversion or continuation (unless such borrowing or conversion does not occur by reason of the inability to determine the applicable interest rate as provided in SECTION 2.6(b) and the illegality or impracticability to make Eurodollar Rate Loans as provided in


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

SECTION 2.6(c); (ii) if any prepayment or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to such Loan; (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower; or (iv) as a consequence of any other default by Borrower in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

     (e) BOOKING OF EURODOLLAR RATE LOANS. Any Lender may make, carry, or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

     (f) ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to a Lender under this SECTION 2.6 and under
SECTION 2.7(a) shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Eurocurrency Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; PROVIDED, HOWEVER, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this SECTION 2.6 and under SECTION 2.7(a).

     (g) EURODOLLAR RATE LOANS AFTER DEFAULT. After the occurrence of and during the continuation of a Potential Default or an Event of Default,
(i) Borrower may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for such Loan, and (ii) subject to the provisions of SECTION 2.6(d), any Notice of Borrowing or Notice of Conversion/Continuation given by Borrower with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Borrower.

     2.7  INCREASED COSTS; TAXES; CAPITAL ADEQUACY.

     (a) COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of SECTION 2.7(b), if any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any Legal Requirement, or any change therein or in the interpretation, administration, or application thereof (including the introduction of any new Legal Requirement), or any determination of any Governmental Authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other Governmental Authority or quasi-Governmental Authority (whether or not having the force of law):

          (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees, or any other amount payable hereunder;

          (ii) imposes, modifies, or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special, or other reserve), special deposit, compulsory loan, FDIC insurance, or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or


CREDIT AGREEMENT

          (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making, or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrower shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this
SECTION 2.7(a), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     (b)  WITHHOLDING OF TAXES.

          (i) PAYMENTS TO BE FREE AND CLEAR. All sums payable by Borrower under this Agreement and the other Loan Documents shall be paid free and clear of and (except to the extent required by any Legal Requirement) without any deduction or withholding on account of any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld, or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

          (ii) GROSSING-UP OF PAYMENTS. If Borrower or any other Person is required by any Legal Requirement to make any deduction or withholding on account of any such Tax (other than a Tax on the overall net income of any Lender) from any sum paid or payable by Borrower to Administrative Agent or any Lender under any of the Loan Documents:

                 (A) Borrower shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Borrower becomes aware of it;

                 (B) Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Borrower) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                 (C) the sum payable by Borrower in respect of which the relevant deduction, withholding, or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding, or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding, or payment been required or made (but net of any tax credit realized by Administrative Agent or such Lender); and

                 (D) within thirty (30) days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax which it is required by SECTION 2.7(b)(ii)(B) to pay, Borrower shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such


CREDIT AGREEMENT
          deduction, withholding, or payment and of the remittance thereof to the relevant taxing or other authority;

     PROVIDED THAT no such additional amount shall be required to be paid to any Lender under SECTION 2.7(b)(ii)(C) except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding, or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding, or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

          (iii)  EVIDENCE OF EXEMPTION FROM U.S. WITHHOLDING TAX.

                 (A) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this SECTION 2.7(b)(iii), a "NON-US LENDER") shall deliver to Administrative Agent for transmission to Borrower, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Borrower or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents, or (2) if such Lender is not a "BANK" or other Person described in SECTION 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to
          SECTION 2.7(b)(iii)(A)(1), then a Certificate re Non-Bank Status together with two (2) original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                 (B) Each Lender required to deliver any forms, certificates, or other evidence with respect to United States federal income tax withholding matters pursuant to SECTION 2.7(b)(iii)(A) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates, or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such Lender shall (1) deliver to Administrative Agent for transmission to Borrower two (2) new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two (2) original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender


CREDIT AGREEMENT
          under the Loan Documents, or (2) immediately notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence.

                 (C) Borrower shall not be required to pay any additional amount to any Non-US Lender under SECTION 2.7(b)(ii)(C) if such Lender shall have failed to satisfy the requirements of
          SECTION 2.7(b)(iii)(A); PROVIDED THAT if such Lender shall have satisfied such requirements on the Closing Date (in the case of each Lender listed on the signature pages hereof or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this SECTION 2.7(b)(iii)(C) shall relieve Borrower of its obligation to pay any additional amounts pursuant to SECTION 2.7(b)(iii)(C) in the event that, as a result of any change in any applicable Legal Requirement, or any change in the interpretation, administration, or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in SECTION 2.7(b)(iii)(A).

     (c) CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in, or applicability after the date hereof of any Legal Requirement (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or participations therein or other obligations hereunder with respect to the Loans to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change, or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five (5) Business Days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     2.8 OBLIGATION OF LENDERS TO MITIGATE. Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender under SECTION 2.6(c) or that would entitle such Lender to receive payments under SECTION 2.7, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts (a) to make, issue, fund, or maintain the Commitments of such Lender or the affected Loans of such Lender through another lending office of such Lender or Affiliate, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to SECTION 2.7 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding, or maintaining of such Commitments or Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or the interests of such Lender; PROVIDED THAT such Lender will not be obligated to utilize such other lending office pursuant to this SECTION 2.8 unless Borrower agrees to pay all incremental and reasonable expenses incurred by such Lender as a result of


CREDIT AGREEMENT
utilizing such other lending office as described in CLAUSE (a) above. A certificate as to the amount of any such expenses payable by Borrower pursuant to this SECTION 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Borrower (with a copy to Administrative Agent) shall be conclusive absent manifest error.

     2.9  SECURITY FOR THE LOANS.

     (a) PLEDGE AGREEMENTS. As security for the payment and performance of the Obligations, on or prior to the Closing Date, (i) Borrower shall execute and deliver to Administrative Agent the Borrower Pledge Agreement pursuant to which Borrower shall grant Administrative Agent, for the benefit of the Credit Parties, a first priority perfected security interest in, and lien upon, the capital stock of each of its Significant Subsidiaries and the intercompany Indebtedness of each of Borrower's Subsidiaries owing to Borrower, and (ii) each of Borrower's Significant Subsidiaries that, individually or together with any other Obligor, holds ownership interests in one or more Significant Subsidiaries shall execute and deliver to Administrative Agent Subsidiary Pledge Agreements pursuant to which such Significant Subsidiaries shall grant Administrative Agent, for the benefit of the Credit Parties, a first priority perfected security interest in, and lien upon, the capital stock of each Significant Subsidiary owned by such Significant Subsidiary (other than the partnership interests in the Texas Partnerships).

     (b) GUARANTIES. Each of Borrower's Significant Subsidiaries shall execute and deliver to Borrower a Guaranty, pursuant to which each of Borrower's Significant Subsidiaries shall guaranty all of the Obligations of Borrower.

     (c) FURTHER ASSURANCES. Borrower hereby agrees to execute and deliver, and to cause to be executed and delivered, to Administrative Agent, at Borrower's sole cost and expense, such replacement guaranties, financing or continuation statements, third party consents, and such other amendments, agreements, documents, assignments, statements, or instruments as Administrative Agent may from time to time reasonably request to evidence, perfect, or otherwise implement the security for performance and repayment of the Obligations and the obligations of Borrower's Significant Subsidiaries under the Guaranties. All of the foregoing shall be reasonably satisfactory in form and substance to Administrative Agent.

                                      SECTION 3

                                 CONDITIONS PRECEDENT

     3.1 CONDITIONS TO INITIAL LOANS ON THE CLOSING DATE. The obligations of Lenders to make any Loans and of Issuing Bank to issue any LCs to be made or issued on the Closing Date are subject to satisfaction of the following conditions precedent on or before the Closing Date:

     (a) BORROWER DOCUMENTS. Borrower shall deliver or cause to be delivered to Administrative Agent the following, each, unless otherwise noted, dated as of the Closing Date:

          (i) Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware and each other state in which it is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such states, each dated a recent date prior to the Closing Date;


CREDIT AGREEMENT

          (ii) An Officer's Certificate of Borrower certifying (A) its Constituent Documents, (B) resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Agreement and the other Loan Documents, certified as of the Closing Date as being in full force and effect without modification or amendment, and (C) signatures and incumbency of its officers executing this Agreement and the other Loan Documents;

          (iii) Executed originals of this Agreement, the Notes, the Borrower Pledge Agreement, and the other Loan Documents; and

          (iv) Such other documents as Administrative Agent may reasonably request.

     (b) BORROWER'S SIGNIFICANT SUBSIDIARIES DOCUMENTS. Borrower shall deliver or cause to be delivered to Administrative Agent the following with respect to each of Borrower's Significant Subsidiaries, each, unless otherwise noted, dated as of the Closing Date:

          (i) Certified copies of its charter, together with a good standing certificate from its jurisdiction of incorporation and of its principal place of business, dated a recent date prior to the Closing Date;

          (ii) Officer's Certificate of Significant Subsidiary certifying (A) its Constituent Documents, (B) resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of the Loan Documents to which it is a party, certified as of the Closing Date as being in full force and effect without modification or amendment, and
     (C) signatures and incumbency of its officers executing the Loan Documents to which it is a party;

          (iii) Executed originals of the Loan Documents to which it is a party; and

          (iv) Such other documents as Administrative Agent may reasonably request.

     (c) OPINIONS OF COUNSEL FOR BORROWER AND BORROWER'S SUBSIDIARIES. The Credit Parties and their respective counsel shall have received originally executed copies of a favorable written opinion of Vinson & Elkins L.L.P., counsel for the Companies, in form and substance reasonably satisfactory to Agents and their counsel, dated as of the Closing Date, and setting forth substantially the matters in the opinions designated in EXHIBIT K and as to such other matters as Agents, acting on behalf of the Credit Parties, may reasonably request.

     (d) COLLATERAL DOCUMENTS. Borrower shall have taken or caused to be taken such actions in such a manner so that Administrative Agent has a valid and perfected first priority security interest in the entire Collateral (subject to Liens consented to in writing by Administrative Agent and Requisite Lenders with respect to such Collateral and other Liens permitted by SECTION 6.2) granted by the Collateral Documents. Such actions shall include, without limitation, the delivery pursuant to the applicable Collateral Documents of such certificates (which certificates shall be registered in the name of Administrative Agent or properly endorsed in blank for transfer or accompanied by irrevocable undated stock powers duly endorsed in blank, all in form and substance satisfactory to Administrative Agent) representing all of the shares of capital stock required to be pledged and such notes representing all of the intercompany Indebtedness required to be pledged pursuant to the Collateral Documents.

     (e) FEES. Borrower shall have paid to Administrative Agent, for distribution (as appropriate) to the Credit Parties, the fees payable on the Closing Date referred to in SECTION 2.3.


CREDIT AGREEMENT

     (f) DELIVERY OF LEVEL DETERMINATION CERTIFICATE. Borrower shall have delivered a Level Determination Certificate calculated utilizing the most-recent financial statements referred to in SECTION 4.3.

     (g) COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

     (h)  IPO.  The IPO shall have occurred.

     3.2 CONDITIONS TO ALL LOANS. The obligations of Lenders to make all Loans on each Funding Date (including the initial Loans on the Closing Date) and of Issuing Bank to issue any LC on each Issuance Date (including the initial issuance of an LC, if any, on the Closing Date) are subject to the following conditions precedent:

     (a) NOTICE OF BORROWING. Administrative Agent, and, in the case of an LC, Issuing Bank, shall have received, in accordance with the provisions of
SECTION 2.1(b), an originally executed Notice of Borrowing or, in accordance with the provisions of SECTION 2.1(e)(i), an originally executed LC Request, in each case signed by the chief executive officer, the chief financial officer, the treasurer, or secretary of Borrower or by any executive officer of Borrower designated by any of the above-described officers on behalf of Borrower in a writing delivered to Administrative Agent.

     (b) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. The representations and warranties in SECTION 4 hereof are true, correct, and complete in all material respects on and as of the Funding Date or the Issuance Date, as the case may be, to the same extent as though made on and as of that date and that Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before such Funding Date or Issuance Date, except as otherwise disclosed to and agreed to in writing by Administrative Agent and Requisite Lenders.

     (c) NO DEFAULT. No Potential Default or Event of Default shall have occurred or be caused by the making of such Loans or the Issuance of any LC.

     (d) NO INJUNCTION OR RESTRAINING ORDER. No order, judgment, or decree of any Governmental Authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it or Issuing Bank from issuing the LC to be issued by it on the Closing Date.

     (e) NO VIOLATION. The making of the Loans requested on such Funding Date or issuance of the LC requested on such Issuance Date shall not violate any Legal Requirement, including, without limitation, REGULATION G, REGULATION T, REGULATION U, or REGULATION X of the Board of Governors of the Federal Reserve System.

                                      SECTION 4

                      BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Agreement and to induce other Lenders to purchase participations therein, Borrower represents and warrants to each Lender that the following statements are true, correct, and complete:


CREDIT AGREEMENT

     4.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND SUBSIDIARIES.

     (a) ORGANIZATION AND POWERS. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Borrower has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents, and to carry out the transactions contemplated thereby.

     (b) QUALIFICATION AND GOOD STANDING. Borrower is qualified to do business and is in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

     (c) CONDUCT OF BUSINESS. The Companies are engaged only in the businesses permitted to be engaged in pursuant to SECTION 6.7.

     (d)  SUBSIDIARIES.  All of the Subsidiaries of Borrower are identified in
SCHEDULE 4.1D (as such SCHEDULE 4.1D may be supplemented from time to time pursuant to the provisions of SECTION 5.1(k)). The capital stock, partnership interests, or limited liability company interests of each of the Subsidiaries of Borrower identified in SCHEDULE 4.1D (as so supplemented) are duly authorized, validly issued, fully paid, and nonassessable (except for mandatory capital calls in respect of Joint Venture interests), as applicable, and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Borrower identified in SCHEDULE 4.1D (as so supplemented) is a corporation duly organized, or a general partnership or limited partnership or a limited liability company duly formed, and is validly existing and is in good standing under the laws of its respective jurisdiction of incorporation or formation set forth therein, has all requisite corporate or partnership power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and is in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where the failure to be so qualified or in good standing or a lack of such corporate or partnership power and authority has not had and will not have a Material Adverse Effect. SCHEDULE 4.1D (as so supplemented) correctly sets forth the ownership interest of Borrower and each of its Subsidiaries in each of the Subsidiaries of Borrower identified therein.

     (e) SIGNIFICANT SUBSIDIARIES. All of the Significant Subsidiaries of Borrower are identified in SCHEDULE 4.1E (as such SCHEDULE 4.1E may be supplemented from time to time pursuant to the provisions of SECTION 5.1(l).

     4.2  AUTHORIZATION OF BORROWING, ETC.

     (a) AUTHORIZATION OF BORROWING. The execution, delivery, and performance of the Loan Documents have been duly authorized by all necessary corporate action on the part of each Obligor.

     (b) NO CONFLICT. The execution, delivery, and performance by Obligors of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents do not and will not (i) except as would not have a Material Adverse Effect, violate any provision of any Legal Requirement applicable to any Company, the Constituent Documents of any Company, or any order, judgment, or decree of any Governmental Authority binding on any Company, (ii) except as would not have a Material Adverse Effect, conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Company, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Company (other than any Liens created under any of the Loan Documents in favor of Administrative Agent, for the benefit of the Credit Parties),


CREDIT AGREEMENT
or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Company, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders.

     (c) GOVERNMENTAL CONSENTS. The execution, delivery, and performance by Obligors of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with, or by, any Governmental Authority except for customary UCC filings.

     (d) BINDING OBLIGATION. Each of the Loan Documents has been duly executed and delivered by Obligors and is the legally valid and binding obligation of Obligors, enforceable against Obligors in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     4.3 FINANCIAL CONDITION. Borrower has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (a) the audited consolidated balance sheet of the Companies as of December 31, 1996 prepared by a certified public accountant acceptable to Administrative Agent and the related consolidated statements of income, stockholders' equity, and cash flows of the Companies for the Fiscal Year then ended, and (b) the unaudited consolidated balance sheets of the Companies as of September 30, 1997 and the related unaudited consolidated statements of income, stockholders' equity, and cash flows of the Companies for the fiscal period then ended. All such statements were prepared in conformity with GAAP and fairly present the financial position (on a consolidated and, where applicable, consolidating basis) of the entities described in such financial statements as of the respective dates thereof and the results of operations and annual cash flows (on a consolidated and, where applicable, consolidating basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of full footnotes. Quarterly statements will not reflect audit adjustments. As of the Closing Date, Borrower does not (and will not following the funding of the Loans) have any Contingent Obligation, contingent liability, or liability for taxes, long-term lease, or unusual forward or long-term commitment that is not reflected in the foregoing financial statements described in CLAUSES (a) and (b) above or the notes thereto or in Borrower's periodic reports filed with the Securities and Exchange Commission and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise), or prospects of any Company.

     4.4 NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR PAYMENTS. Since September 30, 1997, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. No Company has directly or indirectly declared, ordered, paid, or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by SECTION 6.3.

     4.5 TITLE TO PROPERTIES; LIENS. The Companies have (a) good, sufficient, and legal title to (in the case of fee interests in real property), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (c) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in SECTION 4.3 or in the most recent financial statements delivered pursuant to SECTION 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under SECTION 6.5. Except as permitted by this Agreement (including, without limitation, SECTION 6.2), all such properties and assets are free and clear of any Liens.


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

     4.6 LITIGATION; ADVERSE FACTS. Except as set forth in SCHEDULE 4.6, there are no actions, suits, proceedings, arbitrations, or governmental investigations (whether or not purportedly on behalf of any Company) at law or in equity or before or by any Governmental Authority, domestic or foreign, pending or, to the knowledge of Borrower, threatened against or affecting any Company or any property of any Company that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Company is (a) in violation of any applicable Legal Requirements that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules, or regulations of any Governmental Authority, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     4.7 PAYMENT OF TAXES. Except to the extent permitted by SECTION 5.3, all tax returns and reports of the Companies required to be filed by any of them have been timely filed, and all taxes, assessments, fees, and other governmental charges upon the Companies and upon their respective properties, assets, income, businesses, and franchises which are due and payable have been paid when due and payable, and Borrower knows of no proposed tax assessment against any Company, in each case which is not being actively contested by such Company in good faith and by appropriate proceedings and in which reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP, have been made or provided therefor.

     4.8  PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS.

     (a) No Company is in default in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any of its Contractual Obligations, and no condition or event exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

     (b) No Company is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     4.9 GOVERNMENTAL REGULATION. No Company is subject to regulation under the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, the FEDERAL POWER ACT, the INTERSTATE COMMERCE ACT, or the INVESTMENT COMPANY ACT OF 1940 or under any other Legal Requirement which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

     4.10 SECURITIES ACTIVITIES.

     (a) No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

     (b) Following application of the proceeds of each Loan, not more than twenty-five percent (25%) of the value of the assets (either of Borrower only or of the Companies on a consolidated basis) subject to the provisions of
SECTION 6.5 or subject to any restriction contained in any agreement or instrument, between Borrower and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of SECTION 7.2, will be Margin Stock.

     4.11 EMPLOYEE BENEFIT PLANS.


CREDIT AGREEMENT

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     (a)  Borrower and each of its ERISA Affiliates are in compliance in all material respects with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all of their obligations in all material respects under each Employee Benefit Plan.

     (b)  No ERISA Event has occurred or is reasonably expected to occur.

     (c) Except to the extent required under SECTION 4980B of the Internal Revenue Code or state law conversion right or except as set forth in SCHEDULE 4.11, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employees of Borrower or any of its ERISA Affiliates.

     (d) As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in SECTION 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $1,000,000.

     4.12 CERTAIN FEES. No broker's or finder's fee or commission will be payable with respect to this Agreement, the other Loan Documents, or any of the transactions contemplated hereby, and Borrower hereby indemnities the Credit Parties against, and agrees that it will hold the Credit Parties harmless from, any claim, demand, or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses, and disbursements of counsel) arising in connection with any such claim, demand, or liability.

     4.13 ENVIRONMENTAL PROTECTION.  Except as set forth in SCHEDULE 4.13:

     (a) To the best of Borrower's knowledge, the operations of each Company (including, without limitation, all operations and conditions at or in any Real Estate Investment) comply in all material respects with all Environmental Laws;

     (b) None of the operations of any Company is subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; and

     (c) No Company nor any of its Real Estate Investments or operations are subject to any outstanding written order or agreement with any Governmental Authority or private party relating to (i) prior administrative or judicial proceedings relating to the violation by such Company of any Environmental Laws, or (ii) any Environmental Claims.

     4.14 EMPLOYEE MATTERS. There is no strike or work stoppage in existence or threatened involving any Company that could reasonably be expected to have a Material Adverse Effect.

     4.15 SOLVENCY. Borrower and each of its Significant Subsidiaries are and, upon the incurrence of any Obligations by Borrower on any date on which this representation is made, will be, Solvent.

     4.16 DISCLOSURE. No representation or warranty of any Company contained in any Loan Document or in any other document, certificate, or written statement furnished to the Credit Parties by or on behalf of any Company for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Borrower, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and


CREDIT AGREEMENT
pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Borrower to be reasonable at the time made, it being recognized by the Credit Parties that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Borrower (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to the Credit Parties for use in connection with the transactions contemplated hereby.

     4.17 SECURITY INTERESTS. The Liens granted to Administrative Agent, for the benefit of the Credit Parties, by the Obligors pursuant to the Collateral Documents are perfected, first priority Liens (except for Permitted Encumbrances) in the Collateral described therein, including the proceeds and products thereof.

                                      SECTION 5

                           BORROWER'S AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations, unless Requisite Lenders shall otherwise give prior written consent, Borrower shall, and shall cause each of its Subsidiaries to, perform all of the covenants in this SECTION 5.

     5.1 FINANCIAL STATEMENTS AND OTHER REPORTS. Borrower shall, and shall cause each of its Subsidiaries to, maintain a system of accounting established and administered in accordance with sound business practices sufficient to permit preparation of financial statements in conformity with GAAP. Borrower shall deliver to Administrative Agent and Lenders:

     (a) QUARTERLY FINANCIALS. As soon as available and in any event within forty-five (45) days after the end of each Fiscal Quarter, with respect to the Companies (i) the consolidated balance sheets thereof as of the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity, and cash flows thereof for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the financial plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer of Borrower that they fairly present the financial condition of the Companies, as of the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and
(ii) a narrative report describing the operations thereof in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;

     (b) YEAR-END FINANCIALS. As soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year, with respect to the Companies, (i) the consolidated and consolidating balance sheets thereof as of the end of such Fiscal Year and the related consolidated and consolidating statements of income, stockholders' equity, and cash flows thereof for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Borrower that they fairly present the financial condition of the Companies and as of the dates indicated and the results of their operations and their cash flows for the periods indicated, (ii) a narrative report describing the operations thereof in the


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

form prepared for presentation to senior management for such Fiscal Year, and
(iii) in the case of such consolidated financial statements, a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by Borrower which report shall be unqualified, shall express no doubts about the ability of the Companies to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Companies, as of the dates indicated and the results of their operations and their cash flows for the periods indicated, in conformity with GAAP (except as otherwise disclosed in such financial statements) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

     (c) OFFICERS' AND COMPLIANCE CERTIFICATES. Together with each delivery of financial statements of the Companies pursuant to SECTIONS 5.1(a) and 5.1(b)
(i) an Officers' Certificate of Borrower stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Companies during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of such Officers' Certificate, of any condition or event that constitutes a Potential Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Borrower has taken, is taking and proposes to take with respect thereto, and (ii) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in SECTIONS 5.11, 6.3, and 6.4;

     (d) ACCOUNTANTS' CERTIFICATION. Together with each delivery of consolidated financial statements of the Companies pursuant to SECTION 5.1(b), a written statement by the independent certified public accountants giving the report thereon (i) stating that their audit has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (ii) stating whether, in connection with their audit, any condition or event that constitutes a Potential Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof (PROVIDED THAT such accountants shall not be liable by reason of any failure to obtain knowledge of any such Potential Default or Event of Default that would not be disclosed in the course of their audit), and (iii) stating that based on their audit nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to
SECTION 5.1(c)(i) is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to SECTION 5.1(c)(ii) for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

     (e) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Borrower by independent certified public accountants in connection with each annual, interim, or special audit of the financial statements of the Companies made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

     (f) EVENTS OF DEFAULT, ETC. Promptly upon any officer of Borrower obtaining knowledge (i) of any condition or event that constitutes a Potential Default or an Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Potential Default or Event of Default, (ii) that any Person has given any notice to any Company or taken any other action with respect to a claimed default or event or condition of the type referred to in SECTION 7.2,
(iii) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event, or change, or specifying the notice given or action


CREDIT AGREEMENT
taken by any such Person and the nature of such claimed Potential Default, Event of Default, default, event, or condition, and what action Borrower has taken, is taking, and proposes to take with respect thereto;

     (g) LITIGATION OR OTHER PROCEEDINGS. Promptly upon any officer of Borrower obtaining knowledge of (i) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation, or arbitration against or affecting any Company or any property of any Company (collectively, "PROCEEDINGS") not previously disclosed in writing by Borrower to Lenders, or (ii) any material development in any Proceeding that, in any case:

          (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect; or

          (B) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

written notice thereof together with such other information as may be reasonably available to Borrower to enable Lenders and their counsel to evaluate such matters, and promptly after request by Administrative Agent such other information as may be reasonably requested by Administrative Agent to enable Administrative Agent and its counsel to evaluate any of such Proceedings;

     (h) ERISA EVENTS. Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Borrower or any of its ERISA Affiliates has taken, is taking, or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor, or the PBGC with respect thereto;

     (i) ERISA NOTICES. With reasonable promptness, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower or any of its ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (ii) all notices received by Borrower or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (iii) such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

     (j) LEVEL DETERMINATION CERTIFICATE. Not later than concurrently with the delivery of the financial statements required under SECTIONS 5.1(a) and 5.1(b), a Level Determination Certificate relating to the Fiscal Quarter most recently ended;

     (k) SUBSIDIARIES. Not later than concurrently with the delivery of the financial statements required under SECTION 5.1(a), a written notice setting forth with respect to each Person becoming a Subsidiary of Borrower (other than a Significant Subsidiary) (i) the date on which such Person became a Subsidiary of Borrower, and (ii) all of the data required to be set forth in SCHEDULE 4.1D with respect to all Subsidiaries of Borrower (it being understood that such written notice shall be deemed to supplement SCHEDULE 4.1D for all purposes of this Agreement);

     (l) SIGNIFICANT SUBSIDIARIES. Promptly upon any Person becoming a Significant Subsidiary of Borrower, a written notice setting forth with respect to such Person (i) the date on which such Person became a Significant Subsidiary of Borrower, and (ii) all of the data required to be set forth in SCHEDULE 4.1E with respect to all Significant Subsidiaries of Borrower (it being understood that such written notice shall be deemed to supplement SCHEDULE 4.1E for all purposes of this Agreement);


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

     (m) PRESS RELEASES; SEC REPORTING. Promptly upon its becoming available, each press release and each regular or periodic report, any registration statement or prospectus in respect thereof filed by Borrower with, or received by Borrower in connection therewith from, any securities exchange or the Securities and Exchange Commission, or any successor agency thereof, including, without limitation, each FORM 10-K, 10-Q, and S-8 filed with the Securities and Exchange Commission;

     (n) SHAREHOLDER REPORTS. Promptly after the mailing or delivery thereof, copies of all material reports or other information from Borrower to its shareholders; and

     (o) OTHER INFORMATION. Promptly upon the reasonable request by any Agent or any Lender, such other information and data with respect to the business, affairs, assets, or liabilities of any Company.

     5.2 CORPORATE EXISTENCE, ETC. Except as permitted under SECTION 6.5, Borrower shall, and shall cause each of its Significant Subsidiaries to, at all times preserve and keep in full force and effect its corporate, partnership, or limited liability company existence and all rights and franchises material to its business.

     5.3  PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.

     (a) Borrower shall, and shall cause each of its Significant Subsidiaries to, pay all taxes, assessments, and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses, or franchises before any penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials, and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; PROVIDED THAT no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

     (b) Borrower shall not, nor shall it permit any of its Significant Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than any Company).

     5.4 MAINTENANCE OF PROPERTIES; INSURANCE. Borrower shall, and shall cause each of its Significant Subsidiaries to, maintain or cause to be maintained in good repair, working order, and condition, ordinary wear and tear excepted, all material properties used in the business of the Companies (including, without limitation, Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals, and replacements thereof. Borrower shall, and shall cause each of its Significant Subsidiaries to, maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses.

     5.5 INSPECTION; LENDER MEETING. Borrower shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of any Company, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances, and accounts with its and their officers and independent public accountants (PROVIDED THAT Borrower may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested. Without in any way limiting the foregoing, Borrower shall, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Agents and Lenders once during each Fiscal Year to be held at Borrower's corporate offices (or such other


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location as may be agreed to by Borrower and Administrative Agent) at such time as may be agreed to by Borrower and Administrative Agent.

     5.6 COMPLIANCE WITH LAWS ETC. Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Legal Requirements of any Governmental Authority, non-compliance with which could reasonably be expected to have a Material Adverse Effect.

     5.7  ENVIRONMENTAL DISCLOSURE AND INSPECTION.

     (a) Borrower shall, and shall cause each of its Subsidiaries to, exercise all due diligence to comply and cause (i) all tenants under any leases or occupancy agreements affecting any portion of any Real Estate Investment, and
(ii) all other Persons on or occupying such property, to comply with all Environmental Laws.

     (b) Borrower agrees that Administrative Agent may, from time to time and in its sole and absolute discretion, retain, at Borrower's expense, an independent professional consultant to review any report relating to Hazardous Materials prepared by or for any Company in the context of an Environmental Claim against any Company or Release or threatened Release of Hazardous Materials. Borrower and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans, and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Borrower with the understanding that Borrower acknowledges and agrees that
(i) it will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses, or liabilities relating to Borrower's use of or reliance on such report, (ii) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (iii) by delivering such report to Borrower, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

     (c) Borrower shall promptly advise Lenders in writing and in reasonable detail of (i) any remedial action taken by Borrower or any other Person in response to (A) any Hazardous Materials on, under, or about any Real Estate Investment, the existence of which has a reasonable possibility of resulting in an Environmental Claim having a Material Adverse Effect, or (B) any Environmental Claim that could have a Material Adverse Effect, and (ii) any request for information from any Governmental Authority that suggests such Governmental Authority is investigating whether any Company may be potentially responsible for a Release of Hazardous Materials.

     (d) Borrower shall promptly notify Lenders of (i) any proposed acquisition of stock, assets, or property by any Company that could reasonably be expected to expose any Company to, or result in, Environmental Claims that could have a Material Adverse Effect or that could reasonably be expected to have a material adverse effect on any Governmental Authorization then held by any Company, and
(ii) any proposed action to be taken by any Company to commence manufacturing, industrial, or other operations that could reasonably be expected to subject any Company to additional Legal Requirements, including, without limitation, Legal Requirements requiring additional environmental Governmental Authorizations.

     (e) Borrower shall, at its own expense, provide copies of such documents or information as Administrative Agent may reasonably request in relation to any matters disclosed pursuant to this SECTION 5.7.

     5.8 BORROWER'S REMEDIAL ACTION REGARDING HAZARDOUS MATERIALS. Borrower shall, and shall cause each of its Subsidiaries to, promptly take any and all necessary remedial action in connection


CREDIT AGREEMENT
with the presence, storage, use, disposal, transportation, or Release of any Hazardous Materials on, under, or about any Real Estate Investment in order to comply with all applicable Environmental Laws and Governmental Authorizations except when, and only to the extent that, such Company's liability for such presence, storage, use, disposal, transportation, or Release of any Hazardous Materials is being contested in good faith by such Company. In the event any Company undertakes any remedial action with respect to any Hazardous Materials on, under, or about any Real Estate Investment, such Company shall conduct and complete such remedial action in compliance with all applicable Environmental Laws, and in accordance with the policies, orders, and directives of all Governmental Authorities except when, and only to the extent that, such Company's liability for such presence, storage, use, disposal, transportation, or Release of any Hazardous Materials is being contested in good faith by such Company.

     5.9 COLLATERAL DOCUMENTS; FURTHER ASSURANCES. Borrower from time to time shall or shall cause Borrower's Subsidiaries to execute, deliver, and file all such notices, statements, and other documents and take such other steps, including but not limited to the amendment of the Collateral Documents and any financing statements prepared thereunder, as may be reasonably necessary or advisable, or that Administrative Agent may reasonably request, to render fully valid and enforceable under all applicable laws, the rights, liens, and priorities of Administrative Agent, for the benefit of the Credit Parties, with respect to all security from time to time furnished under this Agreement or the Collateral Documents or intended to be so furnished in each case in such form and at such times as shall be reasonably satisfactory to Administrative Agent.

     5.10 NEW SUBSIDIARIES. Borrower shall notify Lenders promptly if it or any of its wholly-owned Subsidiaries hereafter acquires or forms a new Significant Subsidiary and shall pledge or cause to be pledged all of the capital stock, partnership interests, membership interests, or other beneficial interests in each such Significant Subsidiary (if wholly-owned by Borrower, any wholly-owned Subsidiary of Borrower, or any combination thereof) pursuant to the Borrower Pledge Agreement or the Subsidiary Pledge Agreements. Borrower shall also cause each such Significant Subsidiary to guaranty the Obligations pursuant to a Guaranty or other documentation in form and substance satisfactory to Administrative Agent.

     5.11 INTEREST RATE AGREEMENTS. Borrower shall cause each $5,000,000 increment of the Companies' Indebtedness in excess of $50,000,000 to be subject to one or more Interest Rate Agreements with a Lender or other Person reasonably acceptable to Administrative Agent, assuring that the net interest cost on such Indebtedness is fixed, capped, or hedged, in form and substance acceptable to Administrative Agent.

                                      SECTION 6

                            BORROWER'S NEGATIVE COVENANTS

     Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations, unless Requisite Lenders shall otherwise give prior written consent, Borrower shall, and shall cause each of its Subsidiaries to, perform all covenants in this SECTION 6.

     6.1  LIENS AND RELATED MATTERS.

     (a) NO FURTHER NEGATIVE PLEDGES. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, Borrower shall not, and shall not permit any of its Significant Subsidiaries to, enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.


CREDIT AGREEMENT

     (b) NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO BORROWER OR OTHER SUBSIDIARIES. Borrower shall not, and shall not permit any of its Significant Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Significant Subsidiary to (i) pay dividends or make any other distributions on any of such Significant Subsidiary's capital stock owned by any Company, (ii) repay or prepay any Indebtedness owed by such Significant Subsidiary to any Company, (iii) make loans or advances to any Company, or (iv) transfer any of its property or assets to any Company.

     6.2 INVESTMENTS; JOINT VENTURES. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

     (a)  the Companies may make and own Investments in Cash Equivalents;

     (b) the Companies may make Investments in Subsidiaries (i) existing on the Closing Date, (ii) acquired pursuant to a Permitted Acquisition, and
(iii) formed by a Company PROVIDED THAT such Company complies with SECTION 5.10, if applicable;

     (c) the Companies may make intercompany loans and Borrower may make loans to Joint Ventures not constituting Subsidiaries or Real Estate Investments in an aggregate amount not exceeding $5,000,000 at any time;

     (d)  the Companies may make Real Estate Investments; and

     (e) the Companies may continue to own the Investments not described in (a) through (d) above owned by them on the Closing Date and described in SCHEDULE 6.2.

     6.3 RESTRICTED JUNIOR PAYMENTS. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except for Permitted Distributions so long as no Event of Default exists.

     6.4  FINANCIAL COVENANTS.

     (a) MINIMUM INTEREST COVERAGE RATIO. Borrower shall not permit the Interest Coverage Ratio, as of the last day of any Fiscal Quarter, to be less than 3.0 to 1.0.

     (b) MINIMUM EQUITY VALUE. Borrower shall not permit Equity Value, at any time during the following periods, to be less than the amount set forth opposite such period below:

                 ---------------------------------------------
                           PERIOD            MINIMUM AMOUNT
                 ---------------------------------------------
                    Closing Date through      $250,000,000
                     December 31, 1998
                 ---------------------------------------------
                  January 1, 1999 through     $300,000,000
                     December 31, 1999
                 ---------------------------------------------
                    January 1, 2000 and       $350,000,000
                         thereafter
                 ---------------------------------------------

CREDIT AGREEMENT

     (c) MINIMUM REVENUES. Borrower shall not permit Total Revenues for any Fiscal Quarter to be less than $50,000,000.

     (d) MINIMUM LIQUIDITY. Borrower shall not permit Liquid Assets, as of any date, to be less than $15,000,000.

     (e) CURRENT RATIO. Borrower shall not permit the ratio of Current Assets to Current Liabilities, as of any date, to be less than 1.5 to 1.0.

     (f) MAXIMUM TOTAL DEBT TO TOTAL ASSET VALUE. Borrower shall not permit the ratio of (i) Total Debt to (ii) Total Asset Value, in each case as of the last day of any Fiscal Quarter during the following periods, to exceed the percentage set forth opposite such period below:

                 ---------------------------------------------
                          PERIOD          MAXIMUM PERCENTAGE
                 ---------------------------------------------
                    Closing Date through           35%
                     December 31, 1998
                 ---------------------------------------------
                  January 1, 1999 through          30%
                     December 31, 1999
                 ---------------------------------------------
                    January 1, 2000 and            25%
                         thereafter
                 ---------------------------------------------

     (g) MAXIMUM TOTAL LEVERAGE RATIO. Borrower shall not permit the Total Leverage Ratio to exceed the ratio set forth opposite such period below:

                 ---------------------------------------------
                           PERIOD                 RATIO
                 ---------------------------------------------
                    Closing Date through       3.75 to 1.0
                     December 31, 1998
                 ---------------------------------------------
                    January 1, 1999 and        3.0 to 1.0
                         thereafter
                 ---------------------------------------------

     (h) MAXIMUM INVESTMENT IN REAL ESTATE INVESTMENTS. Borrower shall not permit the ratio of (i) the amount, determined in accordance with GAAP, of the Companies' Real Estate Investments, to (ii) Total Asset Value, as of any date during the following periods, to exceed the percentage set forth opposite such period below:

                 ---------------------------------------------
                           PERIOD          MAXIMUM PERCENTAGE
                 ---------------------------------------------
                    Closing Date through           30%
                     December 31, 1998
                 ---------------------------------------------
                    January 1, 1999 and            25%
                         thereafter
                 ---------------------------------------------


     (i)  MAXIMUM NON-FACILITY DEBT.  Borrower shall not permit the ratio of
(i) Non-Facility Debt, to (ii) Total Asset Value, as of any date, to exceed twenty percent (20%).


CREDIT AGREEMENT

     6.5 RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS. Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property, or fixed assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property, or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except that:

     (a) any Subsidiary of Borrower may be merged with or into Borrower or any wholly-owned Subsidiary of Borrower, or be liquidated, wound up or dissolved, or all or any part of its business, property, or assets may be conveyed, sold, leased, transferred, or otherwise disposed of, in one transaction or a series of transactions, to Borrower or any wholly-owned Subsidiary of Borrower; PROVIDED THAT, in the case of such a merger, Borrower or such wholly-owned Subsidiary shall be the continuing or surviving corporation;

     (b) the Companies may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; PROVIDED THAT the consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

     (c) the Companies may sell or otherwise dispose of their Real Estate Investments;

     (d) the Companies may make Asset Sales of assets (other than Real Estate Investments) having a fair market value not in excess of $5,000,000; PROVIDED
THAT: (i) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; and (ii) the sole consideration received shall be Cash; and

     (e)  Borrower may make Permitted Acquisitions.

     6.6 TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease, or exchange of any property or the rendering of any service) with any holder of five percent (5%) or more of any class of equity Securities of Borrower or with any Affiliate of Borrower or of any such holder, on terms that are less favorable to such Company than those that might be obtained at the time from Persons who are not such a holder or Affiliate; PROVIDED THAT the foregoing restriction shall not apply to (a) any transaction between Borrower and any of its wholly-owned Subsidiaries or between any of its wholly-owned Subsidiaries, (b) reasonable and customary fees paid to members of the Boards of Directors of the Companies, (c) Restricted Junior Payments permitted by SECTION 6.3, and (d) arrangements described on SCHEDULE 6.6.

     6.7 CONDUCT OF BUSINESS. Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (a) the businesses engaged in by the Companies on the Closing Date and similar or related businesses, and (b) such other lines of business as may be consented to by Requisite Lenders, such consent not to be unreasonably withheld.


CREDIT AGREEMENT

                                      SECTION 7

                                  EVENTS OF DEFAULT

     If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

     7.1  FAILURE TO MAKE PAYMENT.

     (a) Failure by Borrower to pay any installment of, principal of, any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment, or otherwise; or failure by Borrower to pay any interest on any Loan or any fee or any other amount due under this Agreement within five (5) days after the date due; or

     7.2  DEFAULT IN OTHER AGREEMENTS.

     (A) Failure of any Significant Subsidiary to pay when due (i) any principal of or interest on any Indebtedness (other than the Obligations), or
(ii) any Contingent Obligation in an individual principal amount of $5,000,000 or more or any Contingent Obligations in an aggregate principal amount of $10,000,000 or more, in each case beyond the end of any grace period provided therefor; or

     (B) Breach or default by any Significant Subsidiary beyond the end of any grace period provided therefor with respect to any other material term of
(i) any evidence of any Indebtedness or more or any Contingent Obligation in an individual principal amount of $5,000,000 or more or any Contingent Obligations in an aggregate principal amount of $10,000,000 or more, or (ii) any loan agreement, mortgage, indenture, or other agreement relating to such Indebtedness or Contingent Obligations, if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness or Contingent Obligations (or a trustee on behalf of such holder or holders) to cause, such Indebtedness or Contingent Obligations to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

     7.3 BREACH OF CERTAIN COVENANTS. Failure of any Company to perform or comply with any term or condition contained in SECTIONS 2.5, 5.1, or 5.2 or
SECTION 6; or

     7.4 BREACH OF WARRANTY. Any representation, warranty, certification, or other statement made by any Company in any Loan Document or in any statement or certificate at any time given by any Company in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

     7.5 OTHER DEFAULTS UNDER LOAN DOCUMENTS. Any Company shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other section of this SECTION 7 and such default shall not have been remedied or waived within thirty (30) days after the earlier of (a) an officer of Borrower becoming aware of such default, or (b) receipt by Borrower of notice from Administrative Agent or any Lender of such default; or


CREDIT AGREEMENT

     7.6  INVOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC.

     (a) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Significant Subsidiary in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency, or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable Legal Requirement; or

     (b) An involuntary case shall be commenced against any Significant Subsidiary under the Bankruptcy Code or under any other applicable bankruptcy, insolvency, or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian, or other officer having similar powers over any Significant Subsidiary, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee, or other custodian of any Significant Subsidiary for all or a substantial part of its property; or a warrant of attachment, execution, or similar process shall have been issued against any substantial part of the property of any Significant Subsidiary, and any such event described in this CLAUSE (b) shall continue for sixty (60) days unless dismissed, bonded, or discharged; or

     7.7  VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

     (a) Any Significant Subsidiary shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency, or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee, or other custodian for all or a substantial part of its property; or any Significant Subsidiary shall make any assignment for the benefit of creditors; or

     (b) Any Significant Subsidiary shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of any Significant Subsidiary (or any committee) thereof shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in CLAUSE (a) above or this CLAUSE (b); or

     7.8 JUDGMENTS AND ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process involving (a) in any individual case an amount in excess of $250,000, or (b) in the aggregate at any time an amount in excess of $500,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against any Significant Subsidiary or any of their respective assets and shall remain undischarged, unvacated, unbonded, or unstayed for a period of sixty (60) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder); or

     7.9 DISSOLUTION. Any order, judgment, or decree shall be entered against any Significant Subsidiary decreeing the dissolution or split up of such Significant Subsidiary and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

     7.10 EMPLOYEE BENEFIT PLANS. There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Borrower or any of its ERISA Affiliates in excess of $1,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in SECTION 4001(a)(18) of ERISA), individually or in the


CREDIT AGREEMENT
aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $1,000,000; or

     7.11 CHANGE IN CONTROL.  A Change of Control shall have occurred; or

     7.12 INVALIDITY OF GUARANTY. Any Guaranty of this Agreement for any reason, other than the satisfaction in full of all Obligations, is declared by a court of competent jurisdiction to be null and void, or any Subsidiary of Borrower denies that it has any further liability, including without limitation with respect to future advances by Lenders, under its Guaranty or gives notice to such effect; or

     7.13 FAILURE OF SECURITY. From and after the execution, acknowledgment, and filing of any Collateral Document by any Obligor, any such Collateral Document shall be revoked by such Obligor or shall be declared by a court of competent jurisdiction to be null and void or shall cease to be in full force and effect as a result of any change in any Legal Requirement; or Lenders shall fail to have a valid, perfected, and enforceable first priority Lien (subject to Permitted Encumbrances) on any Obligor's right, title, and interest in all the Collateral as a result of any change in any Legal Requirements, the expiration of any required filings or recordations with respect to the Collateral Documents, the declaration by a court of competent jurisdiction that such Lien is null and void, or the imposition of any priming Lien under applicable Legal Requirement; or any Obligor shall contest in any manner that such Collateral Document constitutes its valid and enforceable agreement or shall assert in any manner that it has no further obligation or liability under such Collateral Documents; or

     7.14 CHANGE IN BOARD OF DIRECTORS. During any period of twelve (12) consecutive calendar months, Continuing Directors shall cease to constitute a majority of the Board of Directors of Borrower;

THEN (a) upon the occurrence of any Event of Default described in SECTION 7.6 or 7.7, each of (i) the unpaid principal amount of and accrued interest on the Loans, (ii) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of acceleration, notice of intention to accelerate, or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation of each Lender to make any Loan, shall thereupon terminate, and (b) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Borrower, declare all or any portion of the amounts described in CLAUSES (i) and (ii) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, thereupon shall terminate.

                                      SECTION 8

                                        AGENTS

     8.1  AGENTS.

     (a) APPOINTMENT. Each Lender appoints Administrative Agent (and Administrative Agent accepts appointment) as its nominee and agent, in its name and on its behalf: (i) to act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any Collateral, if any, for the benefit of the Credit Parties;
(vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Loan Documents; (vii) to promptly distribute to


CREDIT AGREEMENT
it its ratable part of each payment or prepayment (whether voluntary, as proceeds of Collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Administrative Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Legal Requirements.

     (b) SUCCESSOR. Administrative Agent may assign all of its rights and obligations as Administrative Agent under the Loan Documents to any of its Affiliates, which Affiliates shall then be the successor Administrative Agent under the Loan Documents. Administrative Agent may also voluntarily resign by giving thirty (30) days' prior written notice to Borrower and Lenders, and shall resign upon the request of the Requisite Lenders for cause (I.E., Administrative Agent is continuing to fail to perform its responsibilities as Administrative Agent under the Loan Documents). If the initial or any successor Administrative Agent ever ceases to be a party to this Agreement or if the initial or any successor Administrative Agent ever resigns or is removed, then the Requisite Lenders shall (which, if no Potential Default or Event of Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Administrative Agent from among Lenders (other than the resigning Administrative Agent). If the Requisite Lenders fail to appoint a successor Administrative Agent within thirty (30) days after the resigning Administrative Agent has given notice of resignation or the Requisite Lenders have removed the resigning Administrative Agent, then the resigning Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent (which, if no Potential Default or Event of Default exists, is subject to Borrower's approval that may not be unreasonably withheld). Any successor Administrative Agent must be a commercial bank having a combined capital and surplus of at least $10,000,000,000 (as shown on its most recently published statement of condition) and whose debt obligations (or whose parent's debt obligations) are rated not less than investment grade or its equivalent by Moody's or S&P. Upon its acceptance of appointment as successor Administrative Agent, the successor Administrative Agent succeeds to and becomes vested with all of the rights and obligations of the prior Administrative Agent, and the prior Administrative Agent is discharged from its duties and obligations of Administrative Agent under the Loan Documents, and each Lender shall execute the documents that any Lender, the resigning or removed Administrative Agent, or the successor Administrative Agent reasonably request to reflect the change. After any Administrative Agent's resignation as Administrative Agent under the Loan Documents, the provisions of this SECTION inure to its benefit as to any actions taken or not taken by it while it was Administrative Agent under the Loan Documents. If Borrower fails to respond to any written request for any consent required in this SECTION 8.1(b) within ten (10) days after the date that Borrower receives such request, then Borrower shall be deemed to have given its consent to such request.

     (c) RIGHTS AS LENDER. Each Agent, in its capacity as a Lender, has the same rights and obligations under the Loan Documents as any other Lender and may exercise those rights and obligations as if it were not acting as an Agent. The term "LENDER," unless the context otherwise indicates, includes each Agent. Any Agent's resignation or removal does not impair or otherwise affect any rights or obligations that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that no Agent is a fiduciary for Lenders or for Borrower but simply acting in the capacity described in this Agreement to alleviate administrative burdens for Borrower and Lenders, and that no Agent has any duties or responsibilities to Lenders or Borrower except those expressly set forth in the Loan Documents.

     (d) OTHER ACTIVITIES. Any Credit Party may now or in the future be engaged in one or more loan, letter of credit, leasing, or other financing transactions with any Company, act as trustee or depositary for any Company, or otherwise be engaged in other transactions with any Company (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the rights or obligations of Lenders specifically set forth in the Loan Documents, no Credit Party is responsible to account to the other Credit Parties for those other activities, and no Credit Party shall have any interest


CREDIT AGREEMENT
in any other Credit Party's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by any Credit Party in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in any Credit Party's possession or control that may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by any Agent or any Lender to reduce the Obligations, then each Lender is entitled to share ratably in the application as provided in the Loan Documents).

     (e)  DOCUMENTATION AGENT AND CO-ARRANGERS.   Documentation Agent and
Co-Arrangers shall have no rights, duties, or obligations hereunder, except as specifically provided in this Agreement.

     8.2 EXPENSES. Should Administrative Agent commence any proceeding or in any way seek to enforce its rights under the Loan Documents, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Pro Rata Share) of the reasonable costs and/or expenses of any such enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrower. Without limiting the generality of the foregoing, each Lender shall contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Administrative Agent (including reasonable attorneys' fees and expenses) to the extent not otherwise reimbursed by Borrower if Administrative Agent employs counsel for advice or other representation (whether or not any suit has been or shall be filed), or to enforce any rights of Administrative Agent or any of Borrower's or any other Company's obligations under any of the Loan Documents, but not with respect to any dispute between Administrative Agent and any other Lender(s). Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Pro Rata Shares. It is understood and agreed that Administrative Agent determines that it is necessary to engage counsel for Lenders from and after the occurrence of a Potential Default or Event of Default, said counsel shall be selected by Administrative Agent and written notice of the same shall be delivered to Lenders.

     8.3 PROPORTIONATE ABSORPTION OF LOSSES. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents gives any Lender any advantage over any other Lender insofar as the Obligations are concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligations (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obligor on the Obligations having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of such Lender's Pro Rata Share of the Obligations).

     8.4 DELEGATION OF DUTIES; RELIANCE. Lenders may perform any of their duties or exercise any of their rights under the Loan Documents by or through Administrative Agent, and Lenders and Administrative Agent may perform any of their duties or exercise any of their rights under the Loan Documents by or through their respective Representatives. Administrative Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent or any Lender (but nothing in this CLAUSE (a) permits Administrative Agent to rely on (i) oral statements if a writing is required by this Agreement, or (ii) any other writing if a specific writing is required by this Agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligations for all purposes until, written notice of the assignment or transfer is given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender is conclusive


CREDIT AGREEMENT
and binding on each subsequent holder, assignee, or transferee of or participant in such Lender's portion of the Obligations until that notice is given and received), (c) are not deemed to have notice of the occurrence of an Event of Default UNLESS a responsible officer of Administrative Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or Administrative Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Administrative Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

     8.5  LIMITATION OF AGENTS' LIABILITY.

     (a) EXCULPATION. No Agent nor any of its Representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and no Agent nor any of its Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this Agreement negates the obligation of any Agent to account for funds received by it for the account of any Lender).

     (b) INDEMNITY. Unless indemnified to its satisfaction against loss, cost, liability, and expense, no Agent may be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If any Agent requests instructions from Lenders, with respect to any act or action in connection with any Loan Document, such Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may any Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against any Agent as a result of such Agent's acting or refraining from acting under this Agreement in accordance with instructions of Requisite Lenders.

     (c) RELIANCE. No Agent is responsible to any Lender for, and each Lender represents and warrants that it has not relied upon any Agent in respect of,
(i) the creditworthiness of any Company and the risks involved to such Lender,
(ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document (except by such Agent), (iii) any representation, warranty, document, certificate, report, or statement made therein (except by such Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any Collateral now or hereafter securing the Obligations or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted in the Collateral under any Loan Document, or
(v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of the Companies. EACH LENDER AGREES TO INDEMNIFY EACH AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S PRO RATA SHARE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF SUCH AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY BORROWER (TO THE EXTENT REQUIRED HEREUNDER). ALTHOUGH EACH AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, NO AGENT NOR ANY OF ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.


CREDIT AGREEMENT

     8.6 DEFAULT. While an Event of Default exists, Lenders agree to promptly confer in order that Requisite Lenders or all Lenders, as the case may be, may agree upon a course of action for the enforcement of the rights of Lenders. Administrative Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Requisite Lenders. In actions with respect to any Company's property, Administrative Agent is acting for the ratable benefit of each Lender.

     8.7 LIMITATION OF LIABILITY. No Lender will incur any liability to any other Lender except for acts or omissions in bad faith, and neither Administrative Agent nor any Lender will incur any liability to any other Person for any act or omission of any other Lender.

     8.8 RELATIONSHIP OF LENDERS. The Loan Documents do not create a partnership or joint venture among the Credit Parties.

     8.9 BENEFITS OF AGREEMENT. None of the provisions of this SECTION inure to the benefit of any Company or any other Person EXCEPT the Credit Parties. Therefore, no Company nor any other Person is responsible or liable for, entitled to rely upon, or entitled to raise as a defense -- in any manner whatsoever -- the failure of any Credit Party to comply with these provisions.

     8.10 APPROVAL OF LENDERS.

     (a) All communications from Administrative Agent to Lenders requesting Lenders' determination, consent, approval, or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent, or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to Administrative Agent by Borrower in respect of the matter or issue to be resolved, and (iv) shall include Administrative Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event (A) within thirty
(30) days (or such lesser period as may be required under the Loan Documents for Administrative Agent to respond) for those matters requiring the consent by all Lenders, and (B) within fifteen (15) Business Days (or such lesser period as may be required under the Loan Documents for Administrative Agent to respond) for those matters requiring the consent by Requisite Lenders, in each instance, after receipt of the request therefore by Administrative Agent (in either event, the "LENDER REPLY PERIOD").

     (b) Unless a Lender shall give written notice to Administrative Agent that it objects to the recommendation or determination of Administrative Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination.

                                      SECTION 9

                                    MISCELLANEOUS

     9.1  ASSIGNMENTS AND PARTICIPATIONS IN LOANS.

     (a) GENERAL. Subject to SECTION 9.1(b), each Lender shall have the right at any time to (i) sell, assign, or transfer to any Eligible Assignee, or
(ii) sell participations to any Person in, all or any part of its Commitment or Loans made by it or any other interest herein or in any other Obligations owed to it; PROVIDED THAT no such sale, assignment, transfer, or participation shall, without the consent of Borrower,


CREDIT AGREEMENT
require Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer, or participation under the securities laws of any state; and PROVIDED, FURTHER that no such sale, assignment, or transfer described in CLAUSE (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment, or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in SECTION 9.1(b)(ii). Except as otherwise provided in this SECTION 9.1, no Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, or transfer of, or any granting of participations in, all or any part of its Commitment or Loans or other Obligations owed to such Lender.

     (b)  ASSIGNMENTS.

          (i) AMOUNTS AND TERMS OF ASSIGNMENTS. Each Commitment, Loan, or other Obligations may (A) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Borrower and Administrative Agent, or (B) be assigned in an aggregate amount of not less than $10,000,000 or a greater integral multiple of $1,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitment, Loans, and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of Borrower (so long as no Event of Default exists), Administrative Agent, and Issuing Bank (which consents shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either CLAUSE (A) or (B) above, the assigning Lender shall be relieved of its obligations with respect to its Commitment, Loans, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register an Assignment Agreement, together with a processing and recordation fee of $3,500 and such forms, certificates, or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to SECTION 2.7(b)(iii)(C). Upon such execution, delivery, acceptance, and recordation, from and after the effective date specified in such Assignment Agreement, (1) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder, and (2) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under SECTION 9.8(b)) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of any Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Note to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and/or to the assigning Lender to reflect the outstanding Loans of the assignee and/or the assigning Lender.

          (ii) ACCEPTANCE BY ADMINISTRATIVE AGENT; RECORDATION IN REGISTER. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in SECTION 9.1(b)(i) and any forms, certificates, or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to SECTION 2.7(b)(iii)(C), Administrative Agent shall, if Administrative Agent, Issuing Bank, and Borrower have consented to the assignment evidenced thereby (to the extent


CREDIT AGREEMENT
     such consent is required pursuant to SECTION 9.1(b)(i)), (A) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (B) record the information contained therein in the Register, and (C) give prompt notice thereof to Borrower. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this SECTION 9.1(b)(ii).

     (c) PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final Maturity Date of any portion of the principal amount of or interest on any Loan allocated to such participation, or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Borrower hereunder (including amounts payable to such Lender pursuant to SECTIONS 2.6(d) and 2.7) shall be determined as if such Lender had not sold such participation. Borrower and each Lender hereby acknowledge and agree that, solely for purposes of SECTION 9.4, (A) any participation will give rise to a direct obligation of Borrower to the participant, and (B) the participant shall be considered to be a "LENDER."

     (d) ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this SECTION 9.1, any Lender may assign and pledge all or any portion of its Loan, the other Obligations owed to such Lender, and its Note to any Federal Reserve Bank as collateral security pursuant to REGULATION A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; PROVIDED THAT (i) no Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge, and (ii) in no event shall such Federal Reserve Bank be considered to be a "LENDER" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

     (e) INFORMATION. Each Lender may furnish any information concerning the Companies in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject to
SECTION 9.18.

     9.2 EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly: (a) all the actual and reasonable costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers, or other modifications thereto; (b) all the costs of furnishing all opinions by counsel for Borrower (including any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance, and solvency requirements; (c) the reasonable fees, expenses, and disbursements of counsel to each Agent in connection with the negotiation, preparation, execution, and administration of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and any other documents or matters requested by Borrower; (d) all other actual and reasonable costs and expenses incurred by any Agent in connection with the syndication of the Commitments and the negotiation, preparation, and execution of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and the transactions contemplated thereby; and (e) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by the Credit Parties in enforcing any Obligations of or in collecting any payments due from Borrower hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "WORK-OUT" or pursuant to any insolvency or bankruptcy proceedings.


CREDIT AGREEMENT

     9.3  INDEMNITY.

     (A) IN ADDITION TO THE PAYMENT OF EXPENSES PURSUANT TO SECTION 9.2, WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSUMMATED, BORROWER AGREES TO DEFEND (SUBJECT TO INDEMNITEES' SELECTION OF COUNSEL), INDEMNIFY, PAY AND HOLD HARMLESS THE CREDIT PARTIES AND THEIR RESPECTIVE REPRESENTATIVES AND AFFILIATES (COLLECTIVELY CALLED THE "INDEMNITEES"), FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES (AS HEREINAFTER DEFINED); PROVIDED THAT ALTHOUGH EACH INDEMNITEE HAS THE RIGHT TO BE INDEMNIFIED UNDER THE LOAN DOCUMENTS FOR ITS OWN ORDINARY NEGLIGENCE, BORROWER SHALL NOT HAVE ANY OBLIGATION TO ANY INDEMNITEE HEREUNDER WITH RESPECT TO ANY INDEMNIFIED LIABILITIES TO THE EXTENT SUCH INDEMNIFIED LIABILITIES ARISE SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT INDEMNITEE AS DETERMINED BY A FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION; AND PROVIDED FURTHER THAT BORROWER SHALL NOT HAVE ANY SUCH OBLIGATION TO INDEMNIFY ANY LENDER THAT HAS MATERIALLY BREACHED ITS OBLIGATIONS UNDER THIS AGREEMENT AND, IN THE CASE OF THE ISSUING BANK, ANY LC AGREEMENT.

     (B) AS USED HEREIN, "INDEMNIFIED LIABILITIES" MEANS, COLLECTIVELY, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES (INCLUDING NATURAL RESOURCE DAMAGES), PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS (INCLUDING ENVIRONMENTAL CLAIMS), COSTS (INCLUDING THE COSTS OF ANY INVESTIGATION, STUDY, SAMPLING, TESTING, ABATEMENT, CLEANUP, REMOVAL, REMEDIATION, OR OTHER RESPONSE ACTION NECESSARY TO REMOVE, REMEDIATE, CLEAN UP, OR ABATE ANY HAZARDOUS MATERIALS ACTIVITY), EXPENSES, AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE, OR JUDICIAL PROCEEDING COMMENCED OR THREATENED BY ANY PERSON, WHETHER OR NOT ANY SUCH INDEMNITEE SHALL BE DESIGNATED AS A PARTY OR A POTENTIAL PARTY THERETO, AND ANY FEES OR EXPENSES INCURRED BY INDEMNITEES IN ENFORCING THIS INDEMNITY), WHETHER DIRECT, INDIRECT, OR CONSEQUENTIAL AND WHETHER BASED ON ANY LEGAL REQUIREMENTS (INCLUDING SECURITIES AND COMMERCIAL LEGAL REQUIREMENTS AND ENVIRONMENTAL LAWS), COMMON LAW, OR EQUITABLE CAUSE OR ON CONTRACT OR OTHERWISE, THAT MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY SUCH INDEMNITEE, IN ANY MANNER RELATING TO OR ARISING OUT OF (A) THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING LENDERS' AGREEMENT TO MAKE THE LOANS HEREUNDER, ISSUING BANK'S AGREEMENT TO ISSUE LCS HEREUNDER, OR THE USE OR INTENDED USE OF THE PROCEEDS THEREOF, OR ANY ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS (INCLUDING ANY SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON ANY OF THE COLLATERAL), (B) THE STATEMENTS CONTAINED IN THE COMMITMENT LETTER DELIVERED BY ANY LENDER TO BORROWER WITH RESPECT THERETO, OR (C) ANY ENVIRONMENTAL CLAIM OR ANY HAZARDOUS MATERIALS ACTIVITY RELATING TO OR ARISING FROM, DIRECTLY OR INDIRECTLY, ANY PAST OR PRESENT ACTIVITY, OPERATION, LAND OWNERSHIP, OR PRACTICE OF ANY COMPANY.

     (C) TO THE EXTENT THAT THE UNDERTAKINGS TO DEFEND, INDEMNIFY, PAY, AND HOLD HARMLESS SET FORTH IN THIS SECTION 9.3 MAY BE UNENFORCEABLE IN WHOLE OR IN PART BECAUSE THEY ARE VIOLATIVE OF ANY LEGAL REQUIREMENT OR PUBLIC POLICY, BORROWER SHALL CONTRIBUTE THE MAXIMUM PORTION THAT IT IS PERMITTED TO PAY AND SATISFY UNDER APPLICABLE LAW TO THE PAYMENT AND SATISFACTION OF ALL INDEMNIFIED LIABILITIES INCURRED BY INDEMNITEES OR ANY OF THEM.

     9.4 RATABLE SHARING. Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under


CREDIT AGREEMENT
the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees, and other amounts then due and owing to such Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment, and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; PROVIDED THAT if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, then those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest.

     9.5  AMENDMENTS AND WAIVERS.

     (a) No amendment, modification, termination, or waiver of any provision of this Agreement, the Notes, or the other Loan Documents, and no consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; PROVIDED THAT any such amendment, modification, termination, waiver, or consent which does any of the following shall be effective unless evidenced by a writing signed by or on behalf of all
Lenders: (i) increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; (ii) changes in any manner the definition of "PRO RATA SHARE" or the definition of "REQUISITE LENDERS;" (iii) changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; (iv) postpones the scheduled final maturity date of any of the Loans; (v) changes the amount of any fees payable hereunder; (vi) increases the maximum duration of Interest Periods permitted hereunder; (vii) changes in any manner the provisions contained in
SECTION 7.1 or this SECTION 9.5; or (viii) releases any Collateral.

     (b) Any amendment or supplement to, or waiver or consent under, any Loan Document that purports to accomplish any of the following must be by a writing executed by Borrower and executed (or approved in writing, as the case may be) by the affected Agent or Issuing Bank, as the case may be (in addition to the Requisite Lenders or all Lenders, as the case may be, as required by this
SECTION 9.5): (i) extends the due date for, decreases the amount or rate of calculation of, or waives the late or non-payment of, any fees payable to such Agent or Issuing Bank under any Loan Document, EXCEPT, in each case, any adjustments or reductions that are contemplated by any Loan Document;
(ii) increases such Agent's or Issuing Bank's, as the case may be, obligations beyond its commitments under any Loan Document; or (iii) changes this CLAUSE (b) or any other matter specifically requiring the consent of such Agent or Issuing Bank, as the case may be, under any Loan Document.

     (c) Any LC may be renewed, extended, amended, replaced, or canceled consistent with the terms of this Agreement by a writing executed by Issuing Bank and Borrower if that writing is first approved in writing by Administrative Agent.

     (d) Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers, or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver,


CREDIT AGREEMENT
or consent effected in accordance with this SECTION 9.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Borrower, on Borrower.

     9.6 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of another covenant shall not avoid the occurrence of a Potential Default or Event of Default if such action is taken or condition exists.

     9.7 NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three
(3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; PROVIDED THAT notices to Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth on SCHEDULE 2.1 or (a) as to Borrower and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto, and (b) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

     9.8  SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND AGREEMENTS.

     (a) All representations, warranties, and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

     (b) Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in SECTIONS 2.6(d), 2.7, 9.2, and
9.3 and the agreements of Lenders set forth in SECTIONS 8.2, 8.5, and 9.4 shall survive the payment of the Loans and the termination of this Agreement.

     9.9 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right, or privilege hereunder or under any other Loan Document shall impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other power, right, or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     9.10 MARSHALLING; PAYMENTS SET ASIDE. Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations.
To the extent that Borrower makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests, and such payment or payments or the proceeds of such enforcement or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy law, any other Legal Requirement, common law, or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights, and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

     9.11 SEVERABILITY. In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality, and enforceability of the


CREDIT AGREEMENT
remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     9.12 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture, or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     9.13 HEADINGS. Section and section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     9.14 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     9.15 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to SECTION 9.1). Neither Borrower's rights or obligations hereunder nor any interest therein may be assigned or delegated by Borrower without the prior written consent of all Lenders.

     9.16 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION. Borrower hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Borrower at its address provided in SECTION 9.7, such service being hereby acknowledged by Borrower to be sufficient for personal jurisdiction in any action against Borrower in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against Borrower in the courts of any other jurisdiction.

     9.17 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and an disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each


CREDIT AGREEMENT
party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.17 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS M"E HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     9.18 CONFIDENTIALITY. Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Borrower in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, it being understood and agreed by Borrower that in any event a Lender may make disclosures to Affiliates of such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of its Loan or any participations therein or disclosures required or requested by any Governmental Authority or representative thereof or pursuant to legal process; PROVIDED THAT, unless specifically prohibited by applicable law or court order, each Lender shall notify Borrower of any request by any Governmental Authority or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information; and PROVIDED, FURTHER that in no event shall any Lender be obligated or required to return any materials furnished by any Company.

     9.19 COUNTERPARTS; EFFECTIVENESS. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                              SIGNATURE PAGES TO FOLLOW]


CREDIT AGREEMENT

                          SIGNATURE PAGE TO CREDIT AGREEMENT
                          EXECUTED BY TRAMMELL CROW COMPANY,
        NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
                  BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT, AND
                             THE LENDERS DEFINED THEREIN


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                       TRAMMELL CROW COMPANY, a Delaware
                                       corporation, as BORROWER


                                       By: /s/ Richard H. Coe
                                          -----------------------------------
                                          Name:  Richard H. Coe
                                               ------------------------------
                                          Title: Executive Vice President
                                                -----------------------------






CREDIT AGREEMENT

                          SIGNATURE PAGE TO CREDIT AGREEMENT
                          EXECUTED BY TRAMMELL CROW COMPANY,
        NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
                  BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT, AND
                             THE LENDERS DEFINED THEREIN


                                   NATIONSBANK OF TEXAS, N.A., as ADMINISTRATIVE AGENT and a LENDER


                                   By: /s/ John R. Lamb
                                      -----------------------------------
                                      Name:  John R. Lamb
                                           ------------------------------
                                      Title: Senior Vice President
                                            -----------------------------





CREDIT AGREEMENT

                          SIGNATURE PAGE TO CREDIT AGREEMENT
                          EXECUTED BY TRAMMELL CROW COMPANY,
        NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
                  BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT, AND
                             THE LENDERS DEFINED THEREIN


                                       BANKERS TRUST COMPANY, as DOCUMENTATION
                                       AGENT and a LENDER


                                       By: /s/ Alexander B. Johnson
                                          -----------------------------------
                                          Name:  Alexander B. Johnson
                                               ------------------------------
                                          Title: Managing Director
                                                -----------------------------





CREDIT AGREEMENT

                          SIGNATURE PAGE TO CREDIT AGREEMENT
                          EXECUTED BY TRAMMELL CROW COMPANY,
        NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
                  BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT, AND
                             THE LENDERS DEFINED THEREIN


                                       FIRST TENNESSEE BANK NATIONAL
                                       ASSOCIATION, as a LENDER


                                       By: /s/ Sam Jenkins
                                          -----------------------------------
                                          Name:  Sam Jenkins
                                               ------------------------------
                                          Title: Senior Vice President
                                                -----------------------------










CREDIT AGREEMENT

                                   EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

     This Assignment and Acceptance (the "ASSIGNMENT AND ACCEPTANCE") is made as of ___________, 199__ (the "EFFECTIVE DATE"), between _______________
("ASSIGNOR") and _________________ ("ASSIGNEE").

     Reference is made to that certain Credit Agreement dated as of December 1, 1997 (as modified, amended, renewed, extended, and restated from time to time, the "CREDIT AGREEMENT") among Trammell Crow Company, a Delaware corporation ("BORROWER"), NationsBank of Texas, N.A., a national banking association, as Administrative Agent (herein so called), the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein. This Assignment and Acceptance is executed and delivered pursuant to, and as contemplated in, the Credit Agreement. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     Assignor and Assignee hereby covenant and agree as follows:

     1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, $_________ of Assignor's Commitment and Principal Debt, representing a Pro Rata Share of the Total Commitment and Principal Debt of all Lenders of ___% as of the Effective Date. The foregoing interest for all events and circumstances shall be deemed such Assignee's Pro Rata Share (in addition to any other Pro Rata Share of Assignee, if any) in the Commitments, the Principal Debt of all Lenders, the Loan Documents, and all payments made to or received from Borrower pursuant to the Loan Documents and is subject to the terms and conditions provided in the Loan Documents.

     2. Assignor (a) hereby represents and warrants to Assignee that Assignor is the legal and beneficial owner of the Pro Rata Share being assigned by it hereunder and such interest is free and clear of any adverse claim, and (b) hereby represents and warrants that as of the date hereof the Pro Rata Share in the Commitments and the Principal Debt of all Lenders being assigned hereunder is ____% without giving effect to assignments that are not yet effective.

     3. Assignee hereby confirms and acknowledges that, except as specifically set forth herein, Assignor: (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents, or any other instrument or document furnished pursuant thereto; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other person or entity which is a party to any of the Loan Documents (collectively, "OTHER PARTY"); and (c) makes no representation or warranty and assumes no responsibility with respect to the performance or observance by Borrower or any Other Party of any of its obligations under any of the Loan Documents or any other instrument or document furnished pursuant thereto.

     4. Assignee hereby: (a) confirms that it has received a copy of the Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon Assignor or any other counterparty and based on such documents and information

EXHIBITS                             PAGE 1
as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

     5. Assignee hereby: (a) appoints and authorizes Administrative Agent under the Loan Documents to take such action as administrative agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Administrative Agent by the terms of the Loan Documents; and (b) agrees with Assignor for the benefit of Administrative Agent and Borrower that it will perform all of the obligations which by the terms of the Loan Documents are required to be performed by it as a counterparty (including, without limitation, the obligation to make payments pursuant to the Loan Documents) and that it shall be liable directly to Assignor, Administrative Agent, Borrower and, as provided in the Credit Agreement, to each Lender for the performance of such obligations.

     6. If Assignee is organized under the laws of a jurisdiction outside the United States, then it hereby represents and agrees that it has delivered or will within three (3) days after the date of the execution of this Agreement deliver to Assignor and Administrative Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify Assignee's exemption from United States withholding taxes with respect to any payment or distributions made or to be made to Assignee with respect to the Loan Documents.

     7. As of the Effective Date, (a) Assignee shall be a party to the Loan Documents and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a counterparty thereunder, and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations in the Loan Documents with respect to the Pro Rata Share being assigned hereunder.

     8.   Assignee hereby represents and warrants as of the Effective Date:

     (a) Assignee has all necessary corporate power and authority to purchase and own the interest being assigned to it hereunder, and has all necessary corporate power and authority to perform all its obligations with respect to this Assignment and Acceptance;

     (b) The execution and delivery of this Assignment and Acceptance and all other instruments and documents executed in connection herewith have been duly authorized by all requisite corporate action of Assignee; and

     (c) No approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person is required in connection with this Assignment and Acceptance.

     9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to the conflict of laws principles thereof.

     10. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11. Assignee's address for notices and payments under the Agreement and this Assignment and Acceptance are set forth in SCHEDULE 1 attached hereto and made a part hereof. Assignee may by notice in accordance with the Credit Agreement to Assignor, Administrative Agent and Borrower change the

EXHIBITS                             PAGE 2
address or telex number or facsimile number at which notices, communications and payments are to be given to it.

                                        ASSIGNOR:

                                        --------------------------------------

                                        By:
                                           -----------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------



                                        ASSIGNEE:

                                        --------------------------------------

                                        By:
                                           -----------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------


EXHIBITS                             PAGE 3

ACCEPTED BY ADMINISTRATIVE AGENT
THIS _____ DAY OF ___________________


ADMINISTRATIVE AGENT:

--------------------------------------

By:
   -----------------------------------
     Name:
          ----------------------------
     Title:
           ---------------------------





EXHIBITS                             PAGE 4

                                   EXHIBIT B

                       FORM OF BORROWER PLEDGE AGREEMENT

     THIS BORROWER PLEDGE AGREEMENT (this "AGREEMENT") is dated as of December 1, 1997 and entered into by and between TRAMMELL CROW COMPANY, a Delaware corporation ("PLEDGOR"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as agent for and representative of (in such capacity herein called "SECURED PARTY") the Credit Parties defined in the Credit Agreement defined below.

                                R E C I T A L S

     1. Reference is hereby made to that certain Credit Agreement dated of even date herewith, executed by Pledgor, Secured Party, as Administrative Agent, the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein (as modified, amended, renewed, extended, restated, or supplemented from time to time, the "CREDIT AGREEMENT"), pursuant to which Lenders have made certain Commitments, subject to the terms and conditions set forth in the Credit Agreement, to make Loans to Pledgor.

     2. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     3. Pledgor is the legal and beneficial owner of (a) the shares of stock (the "PLEDGED SHARES") described in PART A of SCHEDULE 1 attached hereto and issued by the corporations named therein, (b) the partnership interests in limited partnerships or general partnerships, as the case may be, and membership interests in limited liability companies, if any, described in PART B of SCHEDULE 1 attached hereto (collectively, the "PLEDGED INTERESTS"), and (c) the intercompany indebtedness (collectively the "PLEDGED DEBT") described in PART C of said SCHEDULE 1 and issued by the obligors named therein.

     4. It is a condition precedent to the making of the Loans by Lenders under the Credit Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured Party, for the benefit of the Credit Parties, as follows:

     1. PLEDGE OF SECURITY. Pledgor hereby pledges and assigns to Secured Party, for the ratable benefit of the Credit Parties, and hereby grants to Secured Party, for the ratable benefit of the Credit Parties, a security interest in, all of Pledgor's right, title, and interest in and to the following (the "COLLATERAL"):

     a. the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributable in respect of or in exchange for any or all of the Pledged Shares;

EXHIBITS                             PAGE 5

     b. the Pledged Interests, including without limitation all of Pledgor's right, title, and interest as a partner in any partnership or as a member of any limited liability company, whether such right, title, and interest arises under any partnership agreement or limited liability company agreement (any such agreement being a "FORMATION AGREEMENT") or otherwise, including, without limitation, all of Pledgor's right to vote, together with all other rights, interest, claims, and other property of Pledgor in any manner arising out of or relating to its partnership or membership interests, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation: (i) all rights of Pledgor to receive distributions of any kind, in cash or otherwise, due or to become due under or pursuant to any Formation Agreement or otherwise in respect of any partnership or limited liability company; (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to any partnership or limited liability company; (iii) all claims of Pledgor for damages arising out of, or for the breach of, or default under, any Formation Agreement; and (iv) any certificated or uncertificated security evidencing any of the foregoing issued by any partnership or limited liability company;

     c. the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

     d. all additional shares of, and all securities convertible into and warrants, options, and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options, or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options, or other rights;

     e. all additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

     f. all shares of, and all securities convertible into and warrants, options, and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Significant Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options, or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options, or other rights;

     g. all indebtedness from time to time owed to Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

EXHIBITS                             PAGE 6

     h. to the extent not included in any other paragraph of this SECTION 1, all other general intangibles (including without limitation, tax refunds and rights to demand issuance of a certificate evidencing the Collateral), arising out of or in connection with rights to payment or performance, CHOSES IN ACTION, and judgments taken on any rights or claims included in the Collateral;

     i. all of Pledgor's right, title, and interest in and to all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

     j. to the extent not covered by CLAUSES (a) through (i) above, all proceeds of any or all of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Collateral.

     2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under SECTION 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all renewals or extensions thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer, or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

     3. DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in SECTION 6(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

EXHIBITS                             PAGE 7

     a. DUE AUTHORIZATION, ETC. OF COLLATERAL. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. All of the Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid, and binding obligation of the issuers thereof, subject to the general laws of insolvency (including the operation of the automatic stay under SECTION 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), and is not in default.

     b. DESCRIPTION OF COLLATERAL. The Pledged Shares constitute all of the issued and outstanding shares of stock of each of the Significant Subsidiaries of Pledgor and there are no outstanding warrants, options, or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

     c. OWNERSHIP OF COLLATERAL. Pledgor is the legal, record, and beneficial owner of the Collateral free and clear of any Lien except for the security interest created by this Agreement.

     d. GOVERNMENTAL AUTHORIZATIONS. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge by Pledgor of the Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery, or performance of this Agreement by Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Collateral by laws affecting the offering and sale of securities generally).

     e. PERFECTION. The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

     f. MARGIN REGULATIONS. The pledge of the Collateral pursuant to this Agreement does not violate REGULATION G, T, U, or X of the Board of Governors of the Federal Reserve System.

     g. OTHER INFORMATION. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is accurate and complete in all material respects.

     5.   ASSURANCES AND COVENANTS OF PLEDGOR.

     a.   TRANSFERS AND OTHER LIENS.  Pledgor shall not:

          i. except as expressly permitted by the Credit Agreement, sell, assign (by operation of law or otherwise), pledge, or hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral;

          ii. create or suffer to exist any Lien upon or with respect to any of the Collateral, except for Permitted Encumbrances; or

          iii. permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or

EXHIBITS                             PAGE 8
     consolidation, pledged hereunder and no cash, securities, or other property is distributed in respect of the outstanding shares of any other constituent corporation.

     b. ADDITIONAL COLLATERAL. Pledgor shall (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Significant Subsidiary of Pledgor. Pledgor shall (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor.

     c. PLEDGE AMENDMENTS. Pledgor shall, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in SECTION 5(b), promptly (and in any event within five (5) Business
Days) deliver to Secured Party a Pledge and Security Amendment, duly executed by Pledgor, in substantially the form of EXHIBIT A attached hereto (a "PLEDGE AND SECURITY AMENDMENT"), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge and Security Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge and Security Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; PROVIDED THAT the failure of Pledgor to execute a Pledge and Security Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     d. LOSS OR DEPRECIATION OF COLLATERAL. Pledgor shall promptly notify Secured Party of any event of which such becomes aware causing material loss or depreciation in the value of any portion of the Collateral.

     e. WRITTEN NOTICES. Pledgor shall promptly deliver to Secured Party all written notices received by it with respect to the Collateral.

     f. TAXES AND ASSESSMENTS. Pledgor shall pay promptly when due all taxes, assessments, and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and in which reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP, have been made or provided therefor; PROVIDED THAT Pledgor shall in any event pay such taxes, assessments, charges, levies, or claims not later than five (5) days prior to the date of any proposed sale under any judgement, writ, or warrant of attachment entered or filed against Pledgor or any of the Collateral as a result of the failure to make such payment.

     g. FURTHER ASSURANCES PERFECTION. Pledgor shall from time to time, at the expense of Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to

EXHIBITS                             PAGE 9
exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will:

          i. at the request of Secured Party, mark conspicuously each item of its records pertaining to the Collateral with a legend in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby;

          ii. execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

          iii. at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Collateral; and

          iv. take any and all action that may be necessary or appropriate to cause any partnership or limited liability company to which Pledgor is a partner or member, respectively, and which constitute Pledged Interests, to register the security interest of Secured Party in the Pledged Interests, including, without limitation, to deliver to such partnership or limited liability company, as the case may be, instructions to register pledge substantially in the form of EXHIBIT B attached hereto and, to this end, cause such partnership or limited liability company to register the security interest granted hereby upon the books of such partnership or limited liability company, as the case may be, in accordance with ARTICLE 8 of the UNIFORM COMMERCIAL CODE, as adopted in the State of Texas (the "CODE").

     h.   AUTHORIZATION TO FILE FINANCING STATEMENTS.

          i. Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, in such filing offices as Secured Party shall deem appropriate, and Pledgor shall execute and deliver to Secured Party such financing or continuation statements, and amendments thereto, promptly upon the request of Secured Party and, shall pay Secured Party's reasonable costs and expenses incurred in connection therewith.

          ii. Pledgor hereby further authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor, and Pledgor agrees that a carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Pledgor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

     i. FORMATION AGREEMENTS. Pledgor shall, at its expense: (i) perform and comply in all material respects with all terms and provisions of any applicable Formation Agreement required to be performed or complied with by such agreement; (ii) maintain such Formation Agreement in full force and effect, without any cancellation, termination, amendment, supplement, or other modification of any Formation Agreement, except as explicitly required by its terms (as in effect on the date hereof), without the prior written consent of Secured Party; (iii) enforce such Formation Agreement in accordance with its terms, without waiving any default under or breach of such Formation Agreement or waiving, failing to

EXHIBITS                             PAGE 10
enforce, forgiving, or releasing any right, interest, or entitlement of any kind, howsoever arising, under or in respect of such Formation Agreement; and
(iv) take all such action to that end as from time to time may be reasonably requested by Secured Party.

     6.   VOTING RIGHTS; DIVIDENDS; ETC.

     a.   So long as no Event of Default shall have occurred and be continuing:

          i. Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; PROVIDED, HOWEVER, that if the exercise of any voting or other consensual right (A) is out of the ordinary course of business or (B) may cause a material adverse effect on the value of the Collateral or any part thereof, then Pledgor shall give Secured Party at least five (5) Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; and PROVIDED FURTHER, THAT upon any such notice, Pledgor shall not exercise or refrain from exercising any such right if Secured Party shall have notified Pledgor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof. It is understood, however, that neither (x) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (y) Pledgor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this
     SECTION 6(a)(i), and no notice of any such voting or consent need be given to Secured Party;

          ii. Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Collateral; PROVIDED, HOWEVER, that any and all:

                 (1) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;

                 (2) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus, or paid-in-surplus; and

                 (3) cash paid, payable, or otherwise distributed in respect of principal or in redemption of or in exchange for any Collateral;

     shall be, and shall forthwith be delivered to Secured Party to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements); and

          iii. Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders, and other instruments as Pledgor

EXHIBITS                             PAGE 11
     may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to PARAGRAPH (i) above and to receive the dividends, principal, or interest payments which it is authorized to receive and retain pursuant to PARAGRAPH (ii) above.

     b.   Upon the occurrence and during the continuation of an Event of
Default:

          i. upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 6(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

          ii. all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 6(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments; and

          iii. all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of PARAGRAPH (ii) of this
     SECTION 6(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

     c. In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to SECTION 6(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under SECTION 6(a)(ii) or SECTION 6(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders, and other instruments as Secured Party may from time to time reasonably request, and
(ii) without limiting the effect of the immediately preceding CLAUSE (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges, and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

     d. Notwithstanding any of the foregoing, Pledgor agrees that this Agreement shall not in any way be deemed to obligate Secured Party or any Lender to assume any of Pledgor's obligations, duties, expenses, or liabilities arising out of this Agreement (including, without limitation, Pledgor's obligations as the holder of the Pledged Shares and as holder of the Pledged Interests) or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "PLEDGOR OBLIGATIONS") unless Secured Party or Lender otherwise expressly agrees to assume any or all of said Pledgor Obligations in writing. Without limiting the generality of the foregoing, neither the grant of the security interest in the Collateral in favor of Secured Party as provided herein nor the exercise by Secured Party of any of its rights hereunder nor any action by Secured Party in connection with a foreclosure on the Collateral shall

EXHIBITS                             PAGE 12
be deemed to constitute Secured Party as a partner of any partnership or a member of any limited liability company; PROVIDED, HOWEVER, THAT in the event Secured Party or any Lender elects to become a substituted partner of any partnership or a member of any limited liability company in place of Pledgor, Secured Party or such Lender, as the case may be, shall be entitled to and shall become such a substitute partner or member.

     7. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

     a. to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor;

     b. subsequent to an Event of Default, to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     c. subsequent to an Event of Default, to receive, endorse, and collect any instruments made payable to Pledgor representing any dividend, principal, or interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same; and

     d. subsequent to an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

     8. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, then Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under SECTION 12(b).

     9. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

EXHIBITS                             PAGE 13

     10.  REMEDIES.

     a. If any Event of Default shall have occurred and be continuing, then Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay, and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, then Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

     b. Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

EXHIBITS                             PAGE 14

     c. If Secured Party determines to exercise its right to sell any or all of the Collateral, then upon Secured Party's written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     11. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection, or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities, and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with SECTION 12;

          SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the Credit Parties) or held as cash collateral to secure any outstanding LC Exposure; and

          THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     12.  INDEMNITY AND EXPENSES.

     a. Pledgor agrees to indemnify each Credit Party from and against any and all claims, losses, and liabilities in any way relating to, growing out of, or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses, or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     b. Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

     13. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Commitments, (b) be binding

EXHIBITS                             PAGE 15
upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of
SECTION 9.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     14.  SECURED PARTY AS AGENT.

     a. Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

     b. Secured Party shall at all times be the same Person that is Agent under the Credit Agreement. Written notice of resignation by Agent pursuant to the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Agent pursuant to the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Agent pursuant to the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Agent under
SECTION 8.5 of the Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

     15. AMENDMENTS; ETC. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by Pledgor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

EXHIBITS                             PAGE 16

     16. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed, or sent by telecopy or United States mail or courier service to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Such notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or three (3) Business Days after depositing it in the United states mail with postage prepaid and properly addressed; PROVIDED THAT any notice, request, or demand to or upon Agent or Lenders shall not be effective until received.

     17. FAILURE OR INDULGENCE NOT WAIVER: REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right, or privilege hereunder shall impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof or of any other power, right, or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     19. HEADINGS. SECTION and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     20. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. Unless otherwise defined herein or in the Credit Agreement, terms used in ARTICLES 8 and 9 of the Code are used herein as therein defined.

     21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided on the signature page hereof, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to

EXHIBITS                            PAGE 17
be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

     22. WAIVER OF JURY TRIAL. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     23. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of Page Intentionally Left Blank;
                           Signature Pages to Follow]







EXHIBITS                            PAGE 18

     IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   TRAMMELL CROW COMPANY,
                                   a Delaware corporation


                                   By:
                                        ------------------------------------
                                        Richard H. Coe
                                        Vice President

                                   Notice Address:

                                        3400 Trammell Crow Center
                                        2001 Ross Avenue
                                        Dallas, Texas 75201
                                        Attention: Richard H. Coe
                                        Telecopy: (214) 863-3125




EXHIBITS                            PAGE 19

                                   NATIONSBANK OF TEXAS, N.A., a national
                                   banking association, individually and as
                                   Administrative Agent


                                   By:
                                       ---------------------------------------
                                       Title:
                                             ---------------------------------
                                       Name:
                                            ----------------------------------

                                   Notice Address:

                                        901 Main Street, 51st Floor
                                        Dallas, Texas 75202
                                        Attention: Mr. Anthony Fertitta
                                        Telecopy: (214) 508-0085





EXHIBITS                            PAGE 20

                                   SCHEDULE 1

                                     PART A
                                     ------

--------------------------------------------------------------------------------------
       Stock Issuer        Class of        Stock              Par       Number of
                             Stock      Certificate Nos.     Value        Shares
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------


EXHIBITS                            PAGE 21

                                     PART B
                                     ------

Limited Partnerships
--------------------------------------------------------------------------------------
     (lp or gp)               Limited Partnership            Percent Interest
--------------------------------------------------------------------------------------
 None
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------


Limited Liability Companies
--------------------------------------------------------------------------------------
              Limited Liability Company                   Percent Interest
--------------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------






EXHIBITS                            PAGE 22

                                   EXHIBIT A

                          TO BORROWER PLEDGE AGREEMENT

                                PLEDGE AMENDMENT

     This Pledge Amendment, dated _______________, 19___, is delivered pursuant to SECTION 6(c) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Borrower Pledge Agreement dated as of December 1, 1997, between the undersigned and NationsBank of Texas, N.A., as Secured Party (the "PLEDGE AGREEMENT;" capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares / Pledged Interests / Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Interests] [Pledged Debt] and shall become part of the Collateral and shall secure all Secured Obligations.

                                   TRAMMELL CROW COMPANY,
                                   a Delaware corporation


                                   By:
                                        -----------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------



--------------------------------------------------------------------------------------
         Stock Issuer           Class of       Stock             Par     Number of
                                  Stock     Certificate Nos.    Value      Shares
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------


Limited Partnerships
--------------------------------------------------------------------------------------
     (lp or gp)               Limited Partnership            Percent Interest
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------


EXHIBITS                            PAGE 23

Limited Liability Companies
--------------------------------------------------------------------------------------
                 Limited Liability Company                   Percent Interest
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
 Debt Issuer                                            Amount of Indebtedness
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------









EXHIBITS                            PAGE 24

                                   EXHIBIT B

                          TO BORROWER PLEDGE AGREEMENT

                     FORM OF INSTRUCTION TO REGISTER PLEDGE

                            INSTRUCTION TO REGISTER PLEDGE


________________________, 1997
[NAME OF PARTNERSHIP/LLC]

------------------------------

------------------------------

Attention:
          --------------------

Ladies and Gentlemen:

     Trammell Crow Company, a Delaware corporation (the "REGISTERED OWNER"), hereby instructs [NAME OF PARTNERSHIP/LLC], a [STATE OF FORMATION]
[TYPE OF ENTITY] (the "ISSUER"), to register the pledge of all of the Registered Owner's rights, title, and interest in and to the Registered Owner's entire [limited/general partner] [membership] interests in the Issuer (the "INTERESTS"), in favor of NationsBank of Texas, N.A. as agent (the "REGISTERED PLEDGEE"), pursuant to the Borrower Pledge Agreement dated as of December 1, 1997, as it may be amended or restated from time to time, between the Registered Owner and the Registered Pledgee.

     The Issuer is further instructed by the Registered Owner to promptly inform the Registered Pledgee of the registration of this pledge by sending an initial transaction statement to the Registered Pledgee to its office located at ________________________________________________________________,
Attention:_____________________.

     The Registered Owner hereby warrants that (a) it is an appropriate person to originate this instruction, (b) it is entitled to effect the instruction here given, and (c) its taxpayer identification number is
_________________________.

                                   Very truly yours,

                                   TRAMMELL CROW COMPANY,
                                   a Delaware corporation


                                   By:
                                        ------------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------

EXHIBITS                            PAGE 25

                                CONSENT OF THE ISSUER

     The Issuer hereby consents and agrees to cause the pledge of the Partnership Interest referenced above to be registered on the books and records of the Issuer.

                                   [NAME OF PARTNERSHIP/LLC],
                                   a [STATE OF FORMATION] [TYPE OF ENTITY]


                                   By:
                                        ------------------------------------
                                        its general partner


                                   By:
                                        ------------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------




EXHIBITS                            PAGE 26

                                   EXHIBIT C

                     FORM OF CERTIFICATE RE NON-BANK STATUS


     Reference is hereby made to that certain Credit Agreement dated as of December 1, 1997, as modified, renewed, extended, and restated from time to time, by and among Trammell Crow Company, a Delaware corporation, NationsBank of Texas, N.A., as Administrative Agent, the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein. Pursuant to SECTION 2.7(b)(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "BANK" or other Person described in SECTION 881(c)(3) of the Internal Revenue Code of 1986, as amended.

                                   [LENDER]


                                   By:
                                        ------------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------





EXHIBITS                            PAGE 27

                                   EXHIBIT D

                            COMPLIANCE CERTIFICATE

     Reference is hereby made to that certain Credit Agreement dated as of December 1, 1997, among Trammell Crow Company, a Delaware corporation ("BORROWER"), NationsBank of Texas, N.A., a national banking association, as Administrative Agent (herein so called), the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein (as modified, amended, renewed, extended, and restated from time to time, the "CREDIT AGREEMENT"). The undersigned, as ___________________________ of Borrower, pursuant to SECTION 5.1(c) of the Credit Agreement, hereby, certifies to Administrative Agent as follows:

     1. A review of the activities of Borrower during the most recently ended fiscal quarter of Borrower has been made under my supervision.

     2. As of the date hereof, all of the representations and warranties of Borrower contained in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct in all material respects.

     3. No event has occurred and is continuing which constitutes a Potential Default or Event of Default.

     4. The following covenant computations, together with the supporting scheduled attached hereto, are true and correct:

     (a)  MINIMUM INTEREST COVERAGE RATIO.

          (i)    Adjusted EBITDA                  $

          (ii)   Interest Expense                 $

          (iii)  Ratio of (i) to (ii)

          (iv)   Required Minimum                 3.0 to 1.0

     (b)  MINIMUM EQUITY VALUE.

          (i)    Total Asset Value (1)            $

          (ii)   Total Liabilities                $


--------------
(1) Calculated as (a) THE LESSER OF (i) ten (10), or (ii) the Imputed Multiple, TIMES (b) Adjusted EBITDA for the twelve (12) month period ending on the determination date.

EXHIBITS                           PAGE 28

          (iii)  Ratio of (i) to (ii)

          (iv)   Required Minimum                           (2)

     (c)  MINIMUM REVENUES.

          (i)    Quarterly Revenues               $

          (ii)   Required Minimum                 $50,000,000

     (d)  MINIMUM LIQUIDITY.

          (i)    Liquid Assets                    $

          (ii)   Required Minimum                 $15,000,000

     (e)  CURRENT RATIO.

          (i)    Current Assets                   $

          (ii)   Current Liabilities              $

          (iii)  Ratio of (i) to (ii)

          (iv)   Required Minimum                 1.5 to 1.0

     (f)  MAXIMUM TOTAL DEBT TO TOTAL ASSET VALUE.

          (i)    Total Debt                       $

          (ii)   Total Asset Value                $

-------------
(2)

                 -----------------------------------------------
                            PERIOD              MINIMUM AMOUNT
                 -----------------------------------------------
                 -----------------------------------------------
                     Closing Date through        $250,000,000
                      December 31, 1998
                 -----------------------------------------------
                   January 1, 1999 through       $300,000,000
                      December 31, 1999
                 -----------------------------------------------
                     January 1, 2000 and         $350,000,000
                          thereafter
                 -----------------------------------------------

EXHIBITS                           PAGE 29

          (iii)  Ratio of (i) to (ii)

          (iv)   Maximum Permitted                          (3)

     (g)  MAXIMUM TOTAL LEVERAGE RATIO.

          (i)    Total Debt                       $

          (ii)   Adjusted EBITDA                  $

          (iii)  Ratio of (i) to (ii)

          (iv)   Maximum Permitted                          (4)

     (h)  MAXIMUM INVESTMENT IN REAL ESTATE INVESTMENTS.

          (i)    Real Estate Investments          $

          (ii)   Total Asset Value                $



-------------
(3)

                 -----------------------------------------------
                           PERIOD           MAXIMUM PERCENTAGE
                 -----------------------------------------------
                 -----------------------------------------------
                    Closing Date through           35%
                     December 31, 1998
                 -----------------------------------------------
                  January 1, 1999 through          30%
                     December 31, 1999
                 -----------------------------------------------
                    January 1, 2000 and            25%
                         thereafter
                  -----------------------------------------------

(4)

                 -----------------------------------------------
                           PERIOD                 RATIO
                 -----------------------------------------------
                 -----------------------------------------------
                    Closing Date through       3.75 to 1.0
                     December 31, 1998
                 -----------------------------------------------
                    January 1, 1999 and        3.0 to 1.0
                         thereafter
                 -----------------------------------------------

EXHIBITS                           PAGE 30

          (iii)  Ratio of (i) to (ii)

          (iv)   Maximum Permitted                          (5)

     (i)  MAXIMUM NON-FACILITY DEBT.

          (i)    Non-Facility Debt                $

          (ii)   Total Asset Value                $

          (iii)  Ratio of (i) to (ii)

          (iv)   Maximum Permitted                20%





Date:
      --------------------------

                                              -----------------------------
                                                                         of
                                              --------------------------
                                              Trammell Crow Company,
                                              a Delaware corporation





-------------
(5)

                 -----------------------------------------------
                 -----------------------------------------------
                           Period          Maximum Percentage
                 -----------------------------------------------
                    Closing Date through           30%
                     December 31, 1998
                 -----------------------------------------------
                    January 1, 1999 and            25%
                         thereafter
                 -----------------------------------------------

EXHIBITS                           PAGE 31

                                  EXHIBIT E

                         FORM OF SUBSIDIARY GUARANTY

     THIS GUARANTY AGREEMENT is executed as of December 1, 1997, by each of the direct and indirect Subsidiaries of TRAMMELL CROW COMPANY, a Delaware corporation ("BORROWER"), listed on SCHEDULE 1 attached hereto or who become a party hereto pursuant to SECTION 5.11 below (each a "GUARANTOR" and collectively "GUARANTORS") for the benefit of the Loan Parties defined below.

                            W I T N E S S E T H:

     1. Borrower may from time to time be indebted to the Loan Parties pursuant to that certain Credit Agreement dated of even date herewith (herein referred to, together with all modifications, amendments, renewals, extensions, and restatements thereof, as the "CREDIT AGREEMENT"), by and between Borrower, NationsBank of Texas, N.A., a national banking association ("ADMINISTRATIVE AGENT"), as Administrative Agent, the Documentation Agent defined therein, and the Lenders defined therein (Administrative Agent, Documentation Agent, and Lenders, together with their respective successors and assigns, are herein called the "LOAN PARTIES").

     2. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     3. The Loan Parties are not willing to make Loans under the Credit Agreement or otherwise extend credit to Borrower unless Guarantors guarantee payment of all present and future indebtedness and obligations of Borrower to the Loan Parties under the Credit Agreement and the Loan Documents.

     4. Each Guarantor will benefit, directly and indirectly, from the Loan Parties' extension of credit to Borrower.

     NOW, THEREFORE, as an inducement to the Loan Parties to enter into the Credit Agreement and to make Loans to Borrower thereunder, and to extend such credit to Borrower as the Loan Parties may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby jointly and severally guarantee payment of the Guaranteed Debt (hereinafter defined) as more specifically described hereinbelow in SECTION 1.3 and hereby agree as follows:

                                   SECTION 1

                           NATURE AND SCOPE OF GUARANTY

     1.1 DEFINITION OF GUARANTEED DEBT. As used herein, the term "GUARANTEED DEBT" means:

     (a) All principal, interest, fees, reasonable attorneys' fees, commitment fees, liabilities for costs and expenses, and other indebtedness, obligations, and liabilities of Borrower to the Loan Parties at any time created or arising in connection with the Credit Agreement, including, but not limited to, all indebtedness, obligations, and liabilities of Borrower to the Loan Parties arising under the Notes and the other Loan Documents; and


EXHIBITS                           PAGE 32

     (b) All costs, expenses, and fees, including, but not limited to court costs and reasonable attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations, and liabilities of Borrower to the Loan Parties described in ITEM (a) of this SECTION 1.1.

     1.2 GUARANTEED DEBT NOT REDUCED BY OFFSET. The indebtedness, liabilities, obligations, and other Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantors to the Loan Parties hereunder, shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense of Borrower or any other party against any Loan Party or against payment of the Guaranteed Debt, whether such offset, claim, or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or Guarantors' liability hereunder, to the extent that any Loan Party advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, Guarantors are absolutely liable, jointly and severally, to make such payments to (and confer such benefits on) such Loan Party, on a timely basis.

     1.3 GUARANTY OF OBLIGATION. Guarantors hereby irrevocably guarantee, jointly and severally, to the Loan Parties (a) the due and punctual payment of the Guaranteed Debt, and (b) the timely performance of all other obligations now or hereafter owed by Borrower to the Loan Parties under the Credit Agreement. Each Guarantor hereby irrevocably covenants and agrees that it is liable for the Guaranteed Debt as primary obligor.

     1.4 NATURE OF GUARANTY. This Guaranty Agreement is intended to be an irrevocable, absolute, continuing guaranty of payment and is not a guaranty of collection. This Guaranty Agreement may not be revoked by any Guarantor; PROVIDED, HOWEVER, if, according to applicable Legal Requirements, it shall ever be determined or held that a guarantor under a continuing guaranty such as this Guaranty Agreement shall have the absolute right, notwithstanding the express agreement of such a guarantor otherwise, to revoke such guaranty as to Guaranteed Debt which has then not yet arisen, then any Guarantor may deliver to Administrative Agent written notice, in addition to giving such notice as provided in SECTION 5.2 hereof, that such Guarantor will not be liable hereunder for any Guaranteed Debt created, incurred, or arising after the giving of such notice, and such notice will be effective as to such Guarantor from and after (but not before) such times as said written notice is actually delivered to, in addition to giving such notice as provided in
SECTION 5.2 hereof, and received by and receipted for in writing by Administrative Agent; PROVIDED THAT such notice shall not in anywise affect, impair, or limit the liability and responsibility of any other person or entity with respect to any Guaranteed Debt theretofore existing or thereafter existing, arising, renewed, extended, or modified; PROVIDED, FURTHER, that such notice shall not affect, impair, or release the liability and responsibility of any such Guarantor with respect to Guaranteed Debt created, incurred, or arising (or in respect of any Guaranteed Debt agreed or contemplated, in any respect, to be created, whether advanced or not and whether committed to by the Loan Parties or not, including, without limitation, any discretionary advances or extensions of credit which may be made by any Loan Party at its option in the future under any type of loan or credit agreement, arrangement, or undertaking) prior to the receipt of such notice by Administrative Agent as aforesaid, or in respect of any renewals, extensions, or modifications of such Guaranteed Debt, or in respect of interest or costs of collection thereafter accruing on or with respect to such Guaranteed Debt, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Guaranteed Debt, and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by any Guarantor. The fact that at any time or from time to time the Guaranteed Debt may be increased, reduced, or paid in full shall not release, discharge, or reduce the obligation of Guarantors with respect to indebtedness or obligations of Borrower

EXHIBITS                           PAGE 33
to the Loan Parties thereafter incurred (or other Guaranteed Debt thereafter arising) under the Credit Agreement, the Notes, or otherwise. This Guaranty Agreement may be enforced by the Loan Parties and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

     1.5 PAYMENT BY GUARANTORS. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, then Guarantors shall, immediately upon demand by Administrative Agent, and without presentment, protest, notice of protest, notice of nonpayment, notice of intention to accelerate or acceleration, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Administrative Agent, for the benefit of the Loan Parties, at Administrative Agent's principal office in Dallas, Texas. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given, and received in accordance with SECTION 5.2 hereof.

     1.6 PAYMENT OF EXPENSES. In the event that any Guarantor should breach or fail to timely perform any provisions of this Guaranty Agreement, then Guarantors shall, immediately upon demand by Administrative Agent, pay to Administrative Agent, for the benefit of the Loan Parties, all costs and expenses (including court costs and reasonable attorneys' fees) incurred by the Loan Parties in the enforcement hereof or the preservation of the Loan Parties' rights hereunder. The covenant contained in this SECTION 1.6 shall survive the payment of the Guaranteed Debt.

     1.7 NO DUTY TO PURSUE OTHERS. It shall not be necessary for any Loan Party (and Guarantors hereby waive any rights which Guarantors may have to require any Loan Party), in order to enforce such payment by any Guarantor, first to (a) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (b) enforce the Loan Parties' rights against any security which shall ever have been given to secure the Guaranteed Debt, (c) enforce the Loan Parties's rights against any other Guarantor or any other guarantors of the Guaranteed Debt, (d) join Borrower, any other Guarantor, or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty Agreement, (e) exhaust any remedies available to the Loan Parties against any security which shall ever have been given to secure the Guaranteed Debt, or (e) resort to any other means of obtaining payment of the Guaranteed Debt. The Loan Parties shall not be required to mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Debt. Further, each Guarantor expressly waives each and every right to which any it may be entitled by virtue of the suretyship law of the State of Texas, including without limitation, any rights pursuant to RULE 31, TEXAS RULES OF CIVIL PROCEDURE, ARTICLES 1986 and 1987, REVISED CIVIL STATUTES OF TEXAS and CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE.

     1.8 WAIVER OF NOTICES, ETC. Each Guarantor agrees to the provisions of the Credit Agreement, the Notes, and the other Loan Documents, and hereby waives notice of (a) any loans or advances made by any Loan Party to Borrower, (b) acceptance of this Guaranty Agreement, (c) any amendment or extension of the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document pertaining to all or any part of the Guaranteed Debt, (d) the execution and delivery by Borrower and any Loan Party of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith,
(e) the occurrence of any Potential Default or Event of Default, (f) any Loan Party's transfer or disposition of the Guaranteed Debt, or any part thereof,
(g) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the


EXHIBITS                           PAGE 34

Guaranteed Debt, (h) protest, proof of nonpayment, or default by Borrower,
(i) the release of any other Guarantor, or (j) any other action at any time taken or omitted by any Loan Party, and, generally, all demands and notices of every kind in connection with this Guaranty Agreement, the Credit Agreement, the Notes, the other Loan Documents, and any documents or agreements evidencing, securing, or relating to any of the Guaranteed Debt and the obligations hereby guaranteed.

     1.9 EFFECT OF BANKRUPTCY, OTHER MATTERS. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership, or other debtor relief law, or any judgment, order, or decision thereunder, or for any other reason, (a) any Loan Party must rescind or restore any payment, or any part thereof, received by such Loan Party in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to any Guarantor by such Loan Party shall be without effect, and this Guaranty Agreement shall remain in full force and effect, or
(b) Borrower shall cease to be liable to the Loan Parties for any of the Guaranteed Debt (other than by reason of the indefeasible payment in full thereof by Borrower), then the obligations of each Guarantor under this Guaranty Agreement shall remain in full force and effect. It is the intention of the Loan Parties and Guarantors that Guarantors' obligations hereunder shall not be discharged except by Guarantors' performance of such obligations and then only to the extent of such performance. Without limiting the generality of the foregoing, it is the intention of the Loan Parties and Guarantors that the filing of any bankruptcy or similar proceeding by or against Borrower or any other person or party obligated on any portion of the Guaranteed Debt shall not affect the obligations of Guarantors under this Guaranty Agreement or the rights of the Loan Parties under this Guaranty Agreement, including, without limitation, the right or ability of the Loan Parties to pursue or institute suit against Guarantors for the entire Guaranteed Debt.

     1.10 LIMITATION. It is the intention of Guarantors and the Loan Parties that the amount of the Guaranteed Debt shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Legal Requirements applicable to Guarantors. Accordingly, notwithstanding anything to the contrary contained in this Guaranty Agreement or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Debt, the amount of the Guaranteed Debt shall be limited to that amount which after giving effect thereto would not (a) render any Guarantor insolvent, (b) result in the fair saleable value of the assets of any Guarantor being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (c) leave any Guarantor with unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs, as such concepts described in (a),
(b), and (c) herein are determined under applicable Legal Requirements, if the obligations of such Guarantor hereunder would otherwise be set aside, terminated, annulled, or avoided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court.


                                  SECTION 2

               ADDITIONAL EVENTS AND CIRCUMSTANCES NOT REDUCING
                    OR DISCHARGING GUARANTOR'S OBLIGATIONS

     Guarantors hereby consent and agree to each of the following, and agree that Guarantors' obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced, or adversely affected by any of the following, and waives any common law, equitable, statutory, or other


EXHIBITS                           PAGE 35
rights (including without limitation rights to notice) which Guarantors might otherwise have as a result of or in connection with any of the following:

     2.1 MODIFICATIONS, ETC. Any renewal, extension, increase, modification, alteration, or rearrangement of all or any part of the Guaranteed Debt, or of the Credit Agreement, the Notes, or any other Loan Document;

     2.2 ADJUSTMENT, ETC. Any adjustment, indulgence, forbearance, or compromise that might be granted or given by any Loan Party to Borrower or any Guarantor;

     2.3  CONDITION, COMPOSITION, OR STRUCTURE OF BORROWER OR GUARANTORS.
The insolvency, bankruptcy, arrangement, adjustment, composition, structure, liquidation, disability, dissolution, or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or any Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or any Guarantor, or any changes in name, business, location, composition, structure, or changes in the shareholders, partners, or members (whether by accession, secession, cessation, death, dissolution, transfer of assets, or other matter) of Borrower or any Guarantor; or any reorganization of Borrower or any Guarantor;

     2.4 INVALIDITY OF GUARANTEED DEBT. The invalidity, illegality, or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by applicable Legal Requirements, (b) the act of creating the Guaranteed Debt or any part thereof is ULTRA VIRES, (c) the officers or representatives executing the Credit Agreement, the Notes, the other Loan Documents, or other documents or otherwise creating the Guaranteed Debt acted in excess of their authority,
(d) the Guaranteed Debt violates applicable usury laws, (e) Borrower has valid defenses, claims, or offsets (whether at law, in equity, or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (f) the creation, performance, or repayment of the Guaranteed Debt (or the execution, delivery, and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed
Debt) is illegal, uncollectible, or unenforceable, or (g) the Credit Agreement, the Notes, the other Loan Documents, or other documents or instruments pertaining to the Guaranteed Debt have been forged or otherwise are irregular or not genuine or authentic.

     2.5 RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Guaranteed Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee, or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged, and agreed by Guarantors that Guarantors may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and Guarantors have not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that other parties will be liable to perform the Guaranteed Debt, or that the Loan Parties will look to other parties to perform the Guaranteed Debt; notwithstanding the foregoing, Guarantors do not waive or release (expressly or impliedly) any rights of subrogation, reimbursement, or contribution which they may have, after payment in full of the Guaranteed Debt, against others liable on the Guaranteed Debt; Guarantors' rights of subrogation and reimbursement are, however, subordinate to the rights and claims of the Loan Parties;


EXHIBITS                           PAGE 36

     2.6 OTHER SECURITY. The taking or accepting of any other security, collateral, or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

     2.7 RELEASE OF COLLATERAL, ETC. Any release, surrender, exchange, subordination, deterioration, waste, loss, or impairment (including without limitation negligent, willful, unreasonable, or unjustifiable impairment) of any collateral, property, or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

     2.8 CARE AND DILIGENCE. The failure of any Loan Party or any other party to exercise diligence or reasonable care or act, fail to act, or comply with any duty in the administration, preservation, protection, enforcement, sale application, disposal, or other handling or treatment of all or any part of Guaranteed Debt or any collateral, property, or security at any time securing any portion thereof, including, without limiting the generality of the foregoing, the failure to conduct any foreclosure or other remedy fairly, in a commercially reasonable manner, or in such a way so as to obtain the best possible price or a favorable price or otherwise act or fail to act;

     2.9 STATUS OF LIENS. The fact that any collateral, security, security interest, or lien contemplated or intended to be given, created, or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantors that Guarantors are not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility, or value of any of the collateral for the Guaranteed Debt;

     2.10 OFFSET. Any existing or future right of offset, claim, or defense of Borrower against the Loan Parties, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim, or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise;

     2.11 MERGER. The reorganization, merger, or consolidation of Borrower or any Guarantor into or with any other corporation or entity;

     2.12 PREFERENCE. Any payment by Borrower to any Loan Party is held to constitute a preference under bankruptcy laws, or for any reason any Loan Party is required to refund such payment or pay such amount to Borrower or someone else; or

     2.13 OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Credit Agreement, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Guarantors or increases the likelihood or risk that Guarantors will be required to pay the Guaranteed Debt pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantors that Guarantors shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.


EXHIBITS                           PAGE 37

                                  SECTION 3

                        REPRESENTATIONS AND WARRANTIES

     To induce the Loan Parties to enter into the Credit Agreement and extend credit to Borrower, each Guarantor represents and warrants to the Loan Parties that:

     3.1 BENEFIT. Each Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty and the Guaranteed Debt;

     3.2 FAMILIARITY AND RELIANCE. Each Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; however, no Guarantor is relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement;

     3.3 NO REPRESENTATION BY THE LOAN PARTIES. No Loan Party or any other party has made any representation, warranty, or statement to any Guarantor in order to induce any Guarantor to execute this Guaranty Agreement;

     3.4 GUARANTORS' FINANCIAL CONDITION. As of the date hereof, and after giving effect to this Guaranty Agreement and the contingent obligation evidenced hereby, each Guarantor is, and will be, Solvent;

     3.5 DETERMINATION OF BENEFIT. The Board of Directors, partners, members, or other managers and owners of each Guarantor have determined that this Guaranty directly or indirectly benefits such Guarantor and is in the best interests of such Guarantor;

     3.6 LEGALITY. The execution, delivery, and performance by each Guarantor of this Guaranty Agreement and the consummation of the transactions contemplated hereunder (a) have been duly authorized by all necessary action of each Guarantor, and (b) do not, and will not, contravene or conflict with any Legal Requirement whatsoever to which any Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any Contractual Obligation to which any Guarantor is a party or which may be applicable to any Guarantor or any of its assets, or violate any provisions of its Constituent Documents; this Guaranty Agreement is a legal and binding obligation of each Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights; and

     3.8 SURVIVAL. All representations and warranties made by each Guarantor herein shall survive the execution hereof.

EXHIBITS                           PAGE 38

                                  SECTION 4

                  SUBORDINATION OF CERTAIN INDEBTEDNESS

     4.1 SUBORDINATION OF GUARANTOR CLAIMS. As used herein, the term "GUARANTOR CLAIMS" shall mean all debts and liabilities of Borrower to any Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor. The Guarantor Claims shall include without limitation all rights and claims of each Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of any Guarantor's payment of all or a portion of the Guaranteed Debt. Until the Guaranteed Debt shall be paid and satisfied in full and Guarantors shall have performed all of their obligations hereunder, if a Potential Default or Event of Default exists, then Guarantors shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     4.2 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, the Loan Parties shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee, or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to the Loan Parties. Should any Loan Party receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to any Guarantor, and which, as between Borrower and such Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to the Loan Parties in full of the Guaranteed Debt, such Guarantor shall become subrogated to the rights of the Loan Parties to the extent that such payments to the Loan Parties on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to that proportion of the Guaranteed Debt which would have been unpaid if the Loan Parties had not received dividends or payments upon the Guarantor Claims.

     4.3 PAYMENTS HELD IN TRUST. In the event that, notwithstanding SECTIONS 4.1 and 4.2 above, any Guarantor should receive any funds, payment, claim, or distribution which is prohibited by such SECTIONS, such Guarantor agrees to hold in trust for the Loan Parties, in kind, all funds, payments, claims, or distributions so received, and agrees that he shall have absolutely no dominion over such funds, payments, claims, or distributions so received except to pay them promptly to Administrative Agent, for the benefit of the Loan Parties, and such Guarantor covenants promptly to pay the same to Administrative Agent, for the benefit of the Loan Parties.

     4.4 LIENS SUBORDINATE. Each Guarantor agrees that any liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of such Guarantor or the Loan Parties presently exist or are hereafter created or attach. Without the prior written consent of Administrative Agent, no Guarantor shall


EXHIBITS                           PAGE 39

(a) exercise or enforce any creditor's right it may have against Borrower, or
(b) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief, or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments, or other encumbrances on assets of Borrower held by any Guarantor.

     4.5 NOTATION OF RECORDS. All promissory notes, accounts receivable ledgers, or other evidences of the Guarantor Claims accepted by or held by each Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.


                                   SECTION 5

                                 MISCELLANEOUS

     5.1 WAIVER. No failure to exercise, and no delay in exercising, on the part of any Loan Party, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Loan Parties hereunder shall be in addition to all other rights provided by applicable Legal Requirements. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     5.2 NOTICES. Any notices or other communications required or permitted to be given by this Guaranty Agreement must be (a) given in writing and personally delivered or mailed by prepaid certified or registered mail, return receipt requested, or (b) made by tested telex delivered or transmitted, to the party to whom such notice or communication is directed, to in the case of any Guarantor, the address of such Guarantor set forth on the signature pages hereof, and in the case of the Credit Parties, as follows:

                 LOAN PARTIES:

                 NationsBank of Texas, N.A., as Administrative Agent 901 Main Street, 51st Floor
                 Dallas, Texas  75202
                 Attention:   Mr. Anthony Fertitta

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the day it is mailed as aforesaid, or, if transmitted by telex, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Guaranty Agreement by giving notice of such change to the other party pursuant to this
SECTION 5.2.

     5.3 GOVERNING LAW. This Guaranty Agreement has been prepared, and is intended to be performed in the State of Texas, and the substantive Legal Requirements of such state shall govern the validity, construction, enforcement, and interpretation of this Guaranty Agreement. For purposes of this Guaranty Agreement and the resolution of disputes hereunder, each Guarantor hereby irrevocably submits


EXHIBITS                           PAGE 40
and consents to, and waives any objection to, the non-exclusive jurisdiction of the courts of the State of Texas located in Dallas County, Texas and of the federal court located in the Northern Judicial District of Texas.

     5.4 INVALID PROVISIONS. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future Legal Requirements effective during the term of this Guaranty Agreement, such provision shall be fully severable and this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Guaranty Agreement, and the remaining provisions of this Guaranty Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty Agreement, unless such continued effectiveness of this Guaranty Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     5.5 ENTIRETY AND AMENDMENTS. This Guaranty Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and this Guaranty Agreement may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

     5.6 PARTIES BOUND; ASSIGNMENT. This Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; PROVIDED, HOWEVER, that no Guarantor may, without the prior written consent of Administrative Agent, assign any of its rights, powers, duties, or obligations hereunder.

     5.7 HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.

     5.8 MULTIPLE COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty Agreement by signing any such counterpart.

     5.9 RIGHTS AND REMEDIES. If any Guarantor becomes liable for any indebtedness owing by Borrower to the Loan Parties, by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of the Loan Parties hereunder shall be cumulative of any and all other rights that the Loan Parties (or any of them) may ever have against such Guarantor. The exercise by the Loan Parties of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5.10 WAIVER OF TRIAL BY JURY. EACH GUARANTOR HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY AGREEMENT. THIS WAIVER IS IRREVOCABLE AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS, RENEWALS, EXTENSIONS, OR SUPPLEMENTS TO THIS GUARANTY AGREEMENT. IN THE EVENT OF LITIGATION, THIS GUARANTY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.


EXHIBITS                           PAGE 41

     5.11 ADDITIONAL GUARANTORS. The initial Guarantors hereunder shall be each of the Subsidiaries of Borrower that are signatories hereto and that are listed on SCHEDULE 1 attached hereto. From time to time subsequent to the time hereof, additional Subsidiaries of Borrower may become parties hereto as additional Guarantors (each an "ADDITIONAL GUARANTOR") by executing a counterpart of this Guaranty Agreement in the form of EXHIBIT A attached hereto. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Subsidiary of Borrower to become an Additional Guarantor hereunder. This Guaranty Agreement shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Guarantor hereunder.


   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]





EXHIBITS                           PAGE 42

                                  SCHEDULE 1

                             INITIAL GUARANTORS

TC Atlanta, Inc.
TCCT Real Estate, Inc.
TCCT #2, Inc.
Trammell Crow Retail Services, Inc.
TC Carolinas, Inc.
TC Chicago, Inc.
TC Denver, Inc.
TCDFW, Inc.
TCDFW #2, Inc.
TC Dallas Industrial, Inc.
TCDI #2, Inc.
TC Houston, Inc.
TCH #2, Inc.
TC Tennessee, Inc.
TC MidAtlantic, Inc.
TC Northeast Metro, Inc.
TC New England, Inc.
Trammell Crow Realty Services, Inc.
TCC Risk Services, Inc.
TC Seattle, Inc.
Trammell Crow So. Cal., Inc.
Trammell Crow SE, Inc.
TC St. Louis, Inc.
Trammell Crow Corporate Services, Inc.
Trammell Crow Company, a Texas Corporation
Trammell Crow MW, Inc.
Trammell Crow NE, Inc.
Trammell Crow NW, Inc.
Trammell Crow Central Texas, Ltd.
Trammell Crow Dallas/Fort Worth, Ltd.
Trammell Crow Houston, Ltd.
Trammell Crow Dallas Industrial, Ltd.



EXHIBITS                           PAGE 43

                                  EXHIBIT A

                           TO SUBSIDIARY GUARANTY

                    COUNTERPART TO SUBSIDIARY GUARANTY

     In witness whereof, the undersigned Additional Guarantor has caused this Guaranty to be executed by delivered by its officer thereunto duly authorized as of __________________, 19___.

                                         ------------------------------------
                                         [NAME OF ADDITIONAL GUARANTOR]


                                     By:
                                         ------------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                              -------------------------------

Address for Notice:

-------------------------------
-------------------------------
-------------------------------





EXHIBITS                           PAGE 44

                                      EXHIBIT F

                                  FORM OF LC REQUEST

     1. SUBMISSION PURSUANT TO CREDIT AGREEMENT. This LC Request is executed and delivered by Trammell Crow Company, a Delaware corporation ("BORROWER"), to NationsBank of Texas, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), pursuant to SECTION 2.1(e) of the Credit Agreement dated as of December 1, 1997, between Borrower, Administrative Agent, the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein (the "CREDIT AGREEMENT"). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     2. REQUEST FOR LC. Borrower hereby requests that Issuing Bank issue an LC under the Credit Agreement as follows:

     Issue Date               ____________________________, 19___
     Beneficiary              ___________________________________
     Expiry Date              ___________________________________(6)
     Face Amount              $__________________________________

     3. REPRESENTATIONS, WARRANTIES AND CERTIFICATIONS. Borrower hereby represents, warrants, and certifies to Agents and Lenders that, as of the date of the Loan requested herein:

     (a)  There exists no Potential Default or Event of Default.

     (b) Each Company has performed and complied with all agreements and conditions contained in the Credit Agreement that are required to be performed or complied with by each Company.

     (c) The representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects, with the same force and effect as though made on and as of the date of the Loan.

     4.   EXECUTION AUTHORIZED.  This LC Request is executed on
__________________, 19____, by an authorized officer of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.


                                        -------------------------------------
                                        -------------------------------------
                                        of Trammell Crow Company, a Delaware
                                        corporation



---------------------------
(6)  Must be at least three (3) Business Days before the Maturity Date.


EXHIBITS                               PAGE 45

                                      EXHIBIT G

                           FORM OF REVOLVING CREDIT NOTE

$____________                       Dallas, Texas          As of _________, 1997


     1. FOR VALUE RECEIVED, TRAMMELL CROW COMPANY, a Delaware corporation ("MAKER"), hereby unconditionally promises to pay to the order of ____________ ("PAYEE"), at the Funding and Payment Office of Administrative Agent defined in the Credit Agreement defined below, the sum of _____________ Dollars ($________) (or, if less, so much thereof as may be advanced), in lawful money of the United States of America. Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement defined below.

     2.   The unpaid principal amount of, and accrued unpaid interest on, this
Note is payable in accordance with the Credit Agreement (as defined in SECTION 5 below).

     3. The unpaid principal balance advanced and outstanding hereunder shall bear interest from the date of advance until the Maturity Date at the rate per annum provided in the Credit Agreement that is selected by Maker pursuant to the Credit Agreement. The interest rate specified in this section is subject to adjustment under the circumstances described in the Credit Agreement. Interest shall be computed in the manner provided in the Credit Agreement.

     4. Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note or in connection with the Credit Agreement, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Payee ever receives, collects or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Maker. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout that term.

     5. This Note has been executed and delivered pursuant to a Credit Agreement (as modified, amended, renewed, extended, and restated from time to time, the "CREDIT AGREEMENT") dated as of December 1, 1997, executed by and between Maker, NationsBank of Texas, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein, and is one of the "NOTES" referred to therein, and the holder of this Note is entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of (a) the obligation of Payee to advance funds hereunder, (b) the prepayment rights and obligations of Maker, and (c) the events upon which the maturity of this Note may be accelerated.


EXHIBITS                               PAGE 46

     6. If the principal of, or any installment of interest on, this Note becomes due and payable on a day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, then Maker shall pay all costs of collection, including, but not limited to, reasonable attorney's fees incurred by the holder of this Note. All past due principal of, and to the extent permitted by applicable law, interest on this Note shall bear interest until paid at the rate provided in the Credit Agreement.

     7. Maker and all sureties, endorsers, guarantors, and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions, and covenants, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.

     8. All Loans made by Payee, the respective Interest Periods thereof (if applicable), and all repayments of the principal thereof may be recorded by Payee and, before any transfer hereof, endorsed by Payee on the schedule attached hereto, or on a continuation of the schedule attached to and a part hereof; PROVIDED THAT the failure of Payee to record any endorsement shall not affect the obligation of Maker hereunder or under the Credit Agreement.

     9. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this Note.


                                       TRAMMELL CROW COMPANY, a Delaware
                                       corporation

                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------



EXHIBITS                               PAGE 47

                                      EXHIBIT H

                             FORM OF NOTICE OF BORROWING

     1. SUBMISSION PURSUANT TO CREDIT AGREEMENT. This Notice of Borrowing is executed and delivered by Trammell Crow Company, a Delaware corporation ("BORROWER"), to NationsBank of Texas, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), pursuant to SECTION 2.1(b) of the Credit Agreement dated as of December 1, 1997, between Borrower, Administrative Agent, the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein (the "CREDIT AGREEMENT"). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     2. REQUEST FOR LOAN. Borrower hereby requests that Lenders make a Loan to Borrower pursuant to the Credit Agreement as follows:

     (a)  BASE RATE LOAN.

          (i)    Amount of Base Rate Loan:_________________
                         ($1,000,000 or a greater integral multiple of $250,000)

          (ii)   Date of Loan: __________________

     (b)  EURODOLLAR RATE LOAN.

          (i) Amount of Eurodollar Rate Loan: ____________________ ($5,000,000 or a greater integral multiple of $1,000,000)

          (ii)   Date of Loan: __________________

          (iii) Interest Period: ___________ months (one, two, three, or six months).

     3. REPRESENTATIONS, WARRANTIES, AND CERTIFICATIONS. Borrower hereby represents, warrants, and certifies to Agents and Lenders that, as of the date of the Loan requested herein:

     (a)  There exists no Potential Default or Event of Default.

     (b) Each Company has performed and complied with all agreements and conditions contained in the Credit Agreement that are required to be performed or complied with by each Company.

     (c) The representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects, with the same force and effect as though made on and as of the date of the Loan.

     4. PROCEEDS OF LOAN. Administrative Agent is authorized to deposit the proceeds of the Loan requested hereby to: ____________________________________


EXHIBITS                               PAGE 48

     5. EXECUTION AUTHORIZED. This Notice of Borrowing is executed on __________________, 19____, by an authorized officer of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.


                                        -------------------------------------
                                        -------------------------------------
                                        of Trammell Crow Company, a Delaware
                                        corporation


















EXHIBITS                               PAGE 49

                                      EXHIBIT I

                      FORM OF NOTICE OF CONVERSION/CONTINUATION


     1. SUBMISSION PURSUANT TO CREDIT AGREEMENT. This Notice of Conversion/Continuation is executed and delivered by Trammell Crow Company, a Delaware corporation ("BORROWER"), to NationsBank of Texas, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), pursuant to SECTION 2.2(d) of the Credit Agreement dated as of December 1, 1997, between Borrower, Administrative Agent, the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein (the "CREDIT AGREEMENT"). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     2. REQUEST FOR CONVERSION/CONTINUATION. Borrower presently has a _____ Loan (the "EXISTING LOAN") in the amount of $_______ (which, if a Eurodollar Rate Loan, has an Interest Period of _____________ month(s) ending on _________, 199_). On _________________, 19__ (the "CONVERSION DATE"), Borrower desires to (check applicable box):

          Pay $_________ of the Existing Loan and continue the balance of $_________ as a Eurodollar Rate Loan with a new Interest Period of __________.

          Pay $_________ of the Existing Loan and convert the balance of $_________ from a Eurodollar Rate Loan to a Base Rate Loan.

          Continue the entire Existing Loan as a Eurodollar Rate Loan with a new Interest Period of _______________.

          Continue the Existing Loan, plus convert an additional $__________, as a Eurodollar Rate Loan with a new Interest Period of ____________________.

     / / Convert the entire Existing Loan from a Eurodollar Rate Loan to a Base Rate Loan.

          Convert the entire Existing Loan from a Base Rate Loan to a Eurodollar Rate Loan with an Interest Period of _____________________.

     3. REPRESENTATIONS, WARRANTIES AND CERTIFICATIONS. Borrower hereby represents, warrants, and certifies to Agents and Lenders that, as of the date of the Loan requested herein:

     (a)  There exists no Potential Default or Event of Default.

     (b) Each Company has performed and complied with all agreements and conditions contained in the Credit Agreement that are required to be performed or complied with by each Company.

     (c) The representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects, with the same force and effect as though made on and as of the date of the Loan.


EXHIBITS                               PAGE 50

     4. EXECUTION AUTHORIZED. This Notice of Conversion/Continuation is executed on __________________, 19____, by an authorized officer of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

Date: _____________________


                                        -------------------------------------
                                        -------------------------------------
                                        of Trammell Crow Company, a Delaware
                                        corporation

















EXHIBITS                               PAGE 51

                                      EXHIBIT J

                       FORM OF PLEDGE AGREEMENT - SUBSIDIARIES

                             SUBSIDIARY PLEDGE AGREEMENT

     THIS SUBSIDIARY PLEDGE AGREEMENT (this "AGREEMENT") is dated as of
December 1, 1997 and entered into by and between EACH OF THE SUBSIDIARIES OF TRAMMELL CROW COMPANY, A DELAWARE CORPORATION ("BORROWER") LISTED ON SCHEDULE 1 ATTACHED HERETO (each a "PLEDGOR" and collectively, "PLEDGORS"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as agent for and representative of (in such capacity herein called "SECURED PARTY") the Credit Parties defined in the Credit Agreement defined below.

                                   R E C I T A L S

     1. Reference is hereby made to that certain Credit Agreement dated of even date herewith, executed by Borrower, Secured Party, as Administrative Agent, the Documentation Agent defined therein, the Issuing Bank defined therein, and the Lenders defined therein (as modified, amended, renewed, extended, restated, or supplemented from time to time, the "CREDIT AGREEMENT"), pursuant to which Lenders have made certain Commitments, subject to the terms and conditions set forth in the Credit Agreement, to make Loans to Borrower.

     2. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     3. Pursuant to the Credit Agreement, each Pledgor has executed that certain Guaranty Agreement dated of even date herewith in favor of the Credit Parties (as modified, amended, renewed, extended, restated, or supplemented from time to time, the "GUARANTY"), pursuant to which each Pledgor has guaranteed the prompt payment and performance when due of all obligations of Borrower under the Credit Agreement.

     4. Each Pledgor (a) is the legal and beneficial owner of (i) the shares of common stock (par value $0.01 per share) (the "PLEDGED SHARES") listed across such Pledgor's name in PART A of SCHEDULE 2 attached hereto and issued by the corporations named therein, (ii) the partnership interests in limited partnerships or general partnerships, as the case may be, and membership interests in limited liability companies, if any, listed across such Pledgor's name in PART B of SCHEDULE 2 attached hereto (collectively, the "PLEDGED INTERESTS"), and (iii) the intercompany indebtedness (collectively the "PLEDGED DEBT") described in PART C of said SCHEDULE 2 and issued by the obligors named therein, or (b) may in the future become the owner of Pledged Shares, Pledged Interests, Pledged Debt, and/or other Collateral (defined below).

     5. It is a condition precedent to the making of the Loans by Lenders under the Credit Agreement that Pledgors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.


EXHIBITS                               PAGE 52

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby agrees with Secured Party, for the benefit of the Credit Parties, as follows:

     1. PLEDGE OF SECURITY. Each Pledgor hereby pledges and assigns to Secured Party, for the ratable benefit of the Credit Parties, and hereby grants to Secured Party, for the ratable benefit of the Credit Parties, a security interest in, all of each Pledgor's right, title, and interest in and to the following (the "COLLATERAL"):

     (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of any Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributable in respect of or in exchange for any or all of the Pledged Shares;

     (b) the Pledged Interests, including without limitation all of any Pledgor's right, title, and interest as a partner in any partnership or as a member of any limited liability company, whether such right, title, and interest arises under any partnership agreement or limited liability company agreement (any such agreement being a "FORMATION AGREEMENT") or otherwise, including, without limitation, all of any Pledgor's right to vote, together with all other rights, interest, claims, and other property of any Pledgor in any manner arising out of or relating to its partnership or membership interests, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation: (i) all rights of any Pledgor to receive distributions of any kind, in cash or otherwise, due or to become due under or pursuant to any Formation Agreement or otherwise in respect of any partnership or limited liability company; (ii) all rights of any Pledgor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to any partnership or limited liability company; (iii) all claims of any Pledgor for damages arising out of, or for the breach of, or default under, any Formation Agreement; and
(iv) any certificated or uncertificated security evidencing any of the foregoing issued by any partnership or limited liability company;

     (c) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

     (d) all additional shares of, and all securities convertible into and warrants, options, and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by any Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options, or other rights and any interest of any Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options, or other rights;

     (e) all additional indebtedness from time to time owed to any Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such indebtedness;


EXHIBITS                               PAGE 53

     (f) all shares of, and all securities convertible into and warrants, options, and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Significant Subsidiary (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options, or other rights and any interest of any Pledgor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options, or other rights;

     (g) all indebtedness from time to time owed to any Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Subsidiary of any Pledgor, and all interest, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

     (h) to the extent not included in any other paragraph of this SECTION 1, all other general intangibles (including without limitation, tax refunds and rights to demand issuance of a certificate evidencing the Collateral), arising out of or in connection with rights to payment or performance, CHOSES IN ACTION, and judgments taken on any rights or claims included in the Collateral;

     (i) all of any Pledgor's right, title, and interest in and to all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

     (j) to the extent not covered by CLAUSES (a) through (i) above, all proceeds of any or all of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Pledgor or Secured Party from time to time with respect to any of the Collateral.

     2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under SECTION 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all renewals or extensions thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to any Pledgor, would accrue on such obligations), fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer, or otherwise and of each Pledgor now or hereafter existing under or arising out of or in connection with the Guaranty, (all such obligations and liabilities being the "UNDERLYING DEBT"), and all


EXHIBITS                               PAGE 54
obligations of every nature of each Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgors, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

     3. DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by any necessary endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in SECTION 6(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     4. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants as follows:

     (a) CHIEF EXECUTIVE OFFICE; ORGANIZATION; AUTHORIZATION. The chief executive office of each Pledgor (other than TCCT #2, INC., TCDFW #2, INC., TCH #2, INC., and TCDI #2, INC.) is in Dallas, Texas. The chief executive office of TCCT #2, INC., TCDFW #2, INC., TCH #2, INC., and TCDI #2, INC. is in Sparks,
Nevada.   Each Pledgor that is a corporation is duly organized, validly existing, and in good standing under the laws of its state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and carry out the transactions contemplated hereby. Each Pledgor that is a partnership is duly organized, validly existing, and in good standing under the laws of the state of its formation and has all requisite power and authority to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and carry out the transactions contemplated hereby. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate or partnership action by each Pledgor.

     (b) GOOD STANDING. Each Pledgor is qualified to do business and is in good standing wherever necessary to carry on its present business and operations, except where the failure to so qualify or be in good standing could not have a Material Adverse Effect.

     (c) NO CONFLICT. The execution, delivery, and performance by each Pledgor of this Agreement will not (i) violate the Constituent Documents of such Pledgor, (ii) violate any provision of any Legal Requirement applicable to such Pledgor, or any order, judgment, or decree of any Governmental Authority binding on such Pledgor, (iii) result in a breach of, or constitute with due notice or lapse of time or both, a default under any Contractual Obligation of such Pledgor where such breach or default could have a Material Adverse Effect,
(iv) result in or require the creation or imposition of any Lien upon any of its properties or assets, or (v) require the approval or consent of any Person under any Contractual Obligation of such Pledgor.

     (d) BINDING OBLIGATION. This Agreement is the legally valid and binding obligation of each Pledgor, enforceable against each Pledgor in accordance with its terms, except as enforcement may be limited by a bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally.


EXHIBITS                               PAGE 55

     (e) DUE AUTHORIZATION, ETC. OF COLLATERAL. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. All of the Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid, and binding obligation of the issuers thereof, subject to the general laws of insolvency (including the operation of the automatic stay under SECTION 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a)), and is not in default.

     (f) DESCRIPTION OF COLLATERAL. The Pledged Shares constitute all of the issued and outstanding shares of stock of each of the issuers thereof and there are no outstanding warrants, options, or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to any Pledgor.

     (g) OWNERSHIP OF COLLATERAL. Each Pledgor is the legal, record, and beneficial owner of the Collateral described on SCHEDULE 2 free and clear of any Lien except for the security interest created by this Agreement.

     (h) GOVERNMENTAL AUTHORIZATIONS. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge by any Pledgor of the Collateral pursuant to this Agreement and the grant by any Pledgor of the security interest granted hereby, (ii) the execution, delivery, or performance of this Agreement by any Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Collateral by laws affecting the offering and sale of securities generally).

     (i) PERFECTION. The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

     (j) MARGIN REGULATIONS. The pledge of the Collateral pursuant to this Agreement does not violate REGULATION G, T, U, or X of the Board of Governors of the Federal Reserve System.

     (k) OTHER INFORMATION. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgors with respect to the Collateral is accurate and complete in all material respects.

     5.   ASSURANCES AND COVENANTS OF PLEDGORS.

     (a)  TRANSFERS AND OTHER LIENS.  No Pledgor shall:

          (i) except as expressly permitted by the Credit Agreement, sell, assign (by operation of law or otherwise), pledge, or hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral;

          (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for Permitted Encumbrances; or


EXHIBITS                               PAGE 56

          (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities, or other property is distributed in respect of the outstanding shares of any other constituent corporation.

     (b) ADDITIONAL COLLATERAL. Each Pledgor shall (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Significant Subsidiary of such Pledgor. Each Pledgor shall (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Pledgor.

     (c) PLEDGE AMENDMENTS. Each Pledgor shall, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in SECTION 5(b), promptly (and in any event within five (5) Business Days) deliver to Secured Party a Pledge and Security Amendment, duly executed by such Pledgor, in substantially the form of EXHIBIT A attached hereto (a "PLEDGE AND SECURITY AMENDMENT"), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. Each Pledgor hereby authorizes Secured Party to attach each Pledge and Security Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge and Security Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; PROVIDED THAT the failure of any Pledgor to execute a Pledge and Security Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     (d) LOSS OR DEPRECIATION OF COLLATERAL. Each Pledgor shall promptly notify Secured Party of any event of which such becomes aware causing material loss or depreciation in the value of any portion of the Collateral.

     (e)  WRITTEN NOTICES.  Each Pledgor shall promptly deliver to Secured Party
(i) all written notices received by it with respect to the Collateral, and
(ii) written notice of any change in such Pledgor's name, identity, chief executive office, or principal place of business.

     (f) TAXES AND ASSESSMENTS. Each Pledgor shall pay promptly when due all taxes, assessments, and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and in which reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP, have been made or provided therefor; PROVIDED THAT each Pledgor shall in any event pay such taxes, assessments, charges, levies, or claims not later than five (5) days prior to the date of any proposed sale under any judgement, writ, or warrant of attachment entered or filed against such Pledgor or any of the Collateral as a result of the failure to make such payment.


EXHIBITS                               PAGE 57

     (g) FURTHER ASSURANCES PERFECTION. Each Pledgor shall from time to time, at the expense of such Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will:

          (i) at the request of Secured Party, mark conspicuously each item of its records pertaining to the Collateral with a legend in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby;

          (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

          (iii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in all or any part of the Collateral; and

          (iv) take any and all action that may be necessary or appropriate to cause any partnership or limited liability company to which such Pledgor is a partner or member, respectively, and which constitute Pledged Interests, to register the security interest of Secured Party in the Pledged Interests, including, without limitation, to deliver to such partnership or limited liability company, as the case may be, instructions to register pledge substantially in the form of EXHIBIT B attached hereto and, to this end, cause such partnership or limited liability company to register the security interest granted hereby upon the books of such partnership or limited liability company, as the case may be, in accordance with ARTICLE 8 of the UNIFORM COMMERCIAL CODE, as adopted in the State of Texas (the "CODE").

     (h)  AUTHORIZATION TO FILE FINANCING STATEMENTS.

          (i) Each Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, in such filing offices as Secured Party shall deem appropriate, and each Pledgor shall execute and deliver to Secured Party such financing or continuation statements, and amendments thereto, promptly upon the request of Secured Party and, shall pay Secured Party's reasonable costs and expenses incurred in connection therewith.

          (ii) Each Pledgor hereby further authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor, and each Pledgor agrees that a carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by such Pledgor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.


EXHIBITS                               PAGE 58

     (i) FORMATION AGREEMENTS. Each Pledgor shall, at its expense: (i) perform and comply in all material respects with all terms and provisions of any applicable Formation Agreement required to be performed or complied with by such agreement; (ii) maintain such Formation Agreement in full force and effect, without any cancellation, termination, amendment, supplement, or other modification of any Formation Agreement, except as explicitly required by its terms (as in effect on the date hereof), without the prior written consent of Secured Party; (iii) enforce such Formation Agreement in accordance with its terms, without waiving any default under or breach of such Formation Agreement or waiving, failing to enforce, forgiving, or releasing any right, interest, or entitlement of any kind, howsoever arising, under or in respect of such Formation Agreement; and (iv) take all such action to that end as from time to time may be reasonably requested by Secured Party.

     6.   VOTING RIGHTS; DIVIDENDS; ETC.

     (a)  So long as no Event of Default shall have occurred and be continuing:

          (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; PROVIDED, HOWEVER, that if the exercise of any voting or other consensual right (A) is out of the ordinary course of business or (B) may cause a material adverse effect on the value of the Collateral or any part thereof, then such Pledgor shall give Secured Party at least five (5) Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; and PROVIDED FURTHER, THAT upon any such notice, such Pledgor shall not exercise or refrain from exercising any such right if Secured Party shall have notified such Pledgor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof. It is understood, however, that neither (x) the voting by such Pledgor of any Pledged Shares for or such Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (y) such Pledgor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this
     SECTION 6(a)(i), and no notice of any such voting or consent need be given to Secured Party;

          (ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Collateral; PROVIDED, HOWEVER, that any and all:

                 (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;

                 (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus, or paid-in-surplus; and

                 (C) cash paid, payable, or otherwise distributed in respect of principal or in redemption of or in exchange for any Collateral;


EXHIBITS                               PAGE 59
     shall be, and shall forthwith be delivered to Secured Party to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Pledgor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements); and

          (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to any Pledgor all such proxies, dividend payment orders, and other instruments as such Pledgor may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to PARAGRAPH (i) above and to receive the dividends, principal, or interest payments which it is authorized to receive and retain pursuant to PARAGRAPH (ii) above.

     (b)  Upon the occurrence and during the continuation of an Event of
Default:

          (i) upon written notice from Secured Party to any Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 6(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) all rights of any Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 6(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments; and

          (iii) all dividends, principal and interest payments which are received by any Pledgor contrary to the provisions of PARAGRAPH (ii) of this SECTION 6(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Pledgor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

     (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to SECTION 6(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under SECTION 6(a)(ii) or SECTION 6(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders, and other instruments as Secured Party may from time to time reasonably request, and (ii) without limiting the effect of the immediately preceding CLAUSE (i), each Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges, and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.


EXHIBITS                               PAGE 60

     (d) Notwithstanding any of the foregoing, each Pledgor agrees that this Agreement shall not in any way be deemed to obligate Secured Party or any Lender to assume any of any Pledgor's obligations, duties, expenses, or liabilities arising out of this Agreement (including, without limitation, any Pledgor's obligations as the holder of the Pledged Shares and as holder of the Pledged Interests) or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "PLEDGOR OBLIGATIONS") unless Secured Party or Lender otherwise expressly agrees to assume any or all of said Pledgor Obligations in writing. Without limiting the generality of the foregoing, neither the grant of the security interest in the Collateral in favor of Secured Party as provided herein nor the exercise by Secured Party of any of its rights hereunder nor any action by Secured Party in connection with a foreclosure on the Collateral shall be deemed to constitute Secured Party as a partner of any partnership or a member of any limited liability company; PROVIDED, HOWEVER, THAT in the event Secured Party or any Lender elects to become a substituted partner of any partnership or a member of any limited liability company in place of any Pledgor, Secured Party or such Lender, as the case may be, shall be entitled to and shall become such a substitute partner or member.

     7. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

     (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor;

     (b) subsequent to an Event of Default, to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) subsequent to an Event of Default, to receive, endorse, and collect any instruments made payable to such Pledgor representing any dividend, principal, or interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same; and

     (d) subsequent to an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

     8. SECURED PARTY MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, then Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgors under SECTION 12(b).

     9. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters,
(b) taking any necessary steps


EXHIBITS                               PAGE 61

(other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

     10.  REMEDIES.

     (a) If any Event of Default shall have occurred and be continuing, then Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay, and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, then each Pledgor shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

     (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each


EXHIBITS                               PAGE 62

Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

     (c) If Secured Party determines to exercise its right to sell any or all of the Collateral, then upon Secured Party's written request, the Pledgor or Pledgors owning such Collateral shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     11. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection, or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities, and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Pledgors, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with SECTION 12;

          SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the Credit Parties) and as cash collateral to secure any outstanding LC Exposure; and

          THIRD: To the payment to or upon the order of Pledgors, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     12.  INDEMNITY AND EXPENSES.

     (a) Each Pledgor agrees to indemnify each Credit Party from and against any and all claims, losses, and liabilities in any way relating to, growing out of, or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses, or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.


EXHIBITS                               PAGE 63

     (b) Each Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

     13. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Commitments, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of SECTION 9.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgors. Upon any such termination Secured Party will, at each Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and such Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     14.  SECURED PARTY AS AGENT.

     (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

     (b) Secured Party shall at all times be the same Person that is Agent under the Credit Agreement. Written notice of resignation by Agent pursuant to the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Agent pursuant to the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Agent pursuant to the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Agent under SECTION 8.5 of the Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal


EXHIBITS                               PAGE 64
hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

     15. AMENDMENTS; ETC. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by such Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     16. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed, or sent by telecopy or United States mail or courier service to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Such notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or three (3) Business Days after depositing it in the United states mail with postage prepaid and properly addressed; PROVIDED THAT any notice, request, or demand to or upon Agent or Lenders shall not be effective until received.

     17. FAILURE OR INDULGENCE NOT WAIVER: REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right, or privilege hereunder shall impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof or of any other power, right, or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     19. HEADINGS. SECTION and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     20. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. Unless otherwise defined herein or in the Credit Agreement, terms used in ARTICLES 8 and 9 of the Code are used herein as therein defined.

     21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT


EXHIBITS                               PAGE 65

JURISDICTION IN THE STATE OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such Pledgor at its address provided on the signature page hereof, such service being hereby acknowledged by such Pledgor to be sufficient for personal jurisdiction in any action against such Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgors in the courts of any other jurisdiction.

     22. WAIVER OF JURY TRIAL. EACH PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Pledgor and Secured Party each acknowledge that this waiver is a material inducement for each Pledgor and Secured Party to enter into a business relationship, that each Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     23. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     24. OBLIGATIONS ABSOLUTE. All rights and remedies of Secured Party hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Credit Agreement or any of the other Loan Documents or any other agreement or instrument relating to any of the foregoing;

     (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any of the other Loan Documents;


EXHIBITS                               PAGE 66

     (c) any exchange, release, or nonperfection of any interest in any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations; or

     (d) any other circumstances (other than payment in full of the Secured Indebtedness) that might otherwise constitute a defense available to, or a discharge of, any Pledgor.


                     [Remainder of Page Intentionally Left Blank;
                              Signature Pages to Follow]






















EXHIBITS                               PAGE 67

                                   SCHEDULE 1

                                INITIAL PLEDGORS

TC Atlanta, Inc.
TCCT Real Estate, Inc.
TCCT #2, Inc.
Trammell Crow Retail Services, Inc.
TC Carolinas, Inc.
TC Chicago, Inc.
TC Denver, Inc.
TCDFW, Inc.
TCDFW #2, Inc.
TC Dallas Industrial, Inc.
TCDI #2, Inc.
TC Houston, Inc.
TCH #2, Inc.
TC Tennessee, Inc.
TC MidAtlantic, Inc.
TC Northeast Metro, Inc.
TC New England, Inc.
Trammell Crow Realty Services, Inc.
TCC Risk Services, Inc.
TC Seattle, Inc.
Trammell Crow So. Cal., Inc.
Trammell Crow SE, Inc.
TC St. Louis, Inc.
Trammell Crow Corporate Services, Inc.
Trammell Crow Company, a Texas Corporation
Trammell Crow MW, Inc.
Trammell Crow NE, Inc.
Trammell Crow NW, Inc.


EXHIBITS                            PAGE 68

                                   SCHEDULE 2

                                     PART A
                                     ------

------------------------------------------------------------------------------------
       Stock Issuer        Class of        Stock             Par       Number of
                             Stock      Certificate Nos.    Value        Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

EXHIBITS                            PAGE 69

                                     PART B
                                     ------

Limited Partnerships
------------------------------------------------------------------------------------
     (lp or gp)               Limited Partnership            Percent Interest
------------------------------------------------------------------------------------
 None
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------



Limited Liability Companies
------------------------------------------------------------------------------------
            Limited Liability Company                   Percent Interest
------------------------------------------------------------------------------------
 None
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------








EXHIBITS                            PAGE 70

                                    EXHIBIT A

                                 PLEDGE AMENDMENT


     This Pledge Amendment, dated ___________, 19 __, is delivered pursuant to SECTION 6(c) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Borrower Pledge Agreement dated as of December 1, 1997, between the undersigned, as a Pledgor, and NationsBank of Texas, N.A., as Secured Party (the "PLEDGE AGREEMENT;" capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares / Pledged Interests / Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Interests] [Pledged Debt] and shall become part of the Collateral and shall secure all Secured Obligations.

                                       ----------------------------------------


                                       By:
                                          -------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


------------------------------------------------------------------------------------
         Stock Issuer           Class of       Stock             Par     Number of
                                  Stock     Certificate Nos.    Value     Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------


Limited Partnerships
------------------------------------------------------------------------------------
     (lp or gp)               Limited Partnership            Percent Interest
------------------------------------------------------------------------------------
 None
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------


EXHIBITS                            PAGE 71

Limited Liability Companies
------------------------------------------------------------------------------------
                 Limited Liability Company                   Percent Interest
------------------------------------------------------------------------------------
 None
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Debt Issuer                                            Amount of Indebtedness
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------










EXHIBITS                            PAGE 72

                                  EXHIBIT B

                    FORM OF INSTRUCTION TO REGISTER PLEDGE

                        INSTRUCTION TO REGISTER PLEDGE


_________________________, 1997
[NAME OF PARTNERSHIP/LLC]

-------------------------------

-------------------------------
Attention:
          ---------------------


Ladies and Gentlemen:

     ___________________________ (the "REGISTERED OWNER"), hereby instructs [NAME OF PARTNERSHIP/LLC], a [STATE OF FORMATION] [TYPE OF ENTITY] (the "ISSUER"), to register the pledge of all of the Registered Owner's rights, title, and interest in and to the Registered Owner's entire
[limited/general partner] [membership] interests in the Issuer (the "INTERESTS"), in favor of NationsBank of Texas, N.A. as agent (the "REGISTERED PLEDGEE"), pursuant to the Borrower Pledge Agreement dated as of December 1, 1997, as it may be amended or restated from time to time, between the Registered Owner, as a Pledgor, and the Registered Pledgee.

     The Issuer is further instructed by the Registered Owner to promptly inform the Registered Pledgee of the registration of this pledge by sending an initial transaction statement to the Registered Pledgee to its office located at _________________________________________________, Attention:
_________________.

     The Registered Owner hereby warrants that (a) it is an appropriate person to originate this instruction, (b) it is entitled to effect the instruction here given, and (c) its taxpayer identification number is
________________________________.

                                   Very truly yours,

                                   ------------------------------------------


                                   By:
                                      ---------------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------



EXHIBITS                            PAGE 73

                             CONSENT OF THE ISSUER

     The Issuer hereby consents and agrees to cause the pledge of the Partnership Interest referenced above to be registered on the books and records of the Issuer.

                                   [NAME OF PARTNERSHIP/LLC],
                                   a [STATE OF FORMATION] [TYPE OF ENTITY]


                                   By:
                                      --------------------------------------
                                        its general partner


                                        By:
                                           ---------------------------------
                                             Name:
                                                  --------------------------
                                             Title:
                                                   -------------------------





EXHIBITS                            PAGE 74

                                   EXHIBIT K

                   FORM OF OPINION OF VINSON & ELKINS L.L.P.


                                December 1, 1997


NationsBank of Texas, N.A., as
  Administrative Agent and Issuing Bank
901 Main Street, 51st Floor
Dallas, Texas  75202
Attn:  Mr. Anthony Fertitta


Bankers Trust Company, as Documentation Agent
130 Liberty Street, 25th Floor
New York, New York  10006
Attn:  Mr. David Genovese


Each of the Lenders defined below



     Re: Credit Agreement dated as of December 1, 1997 (the "CREDIT AGREEMENT"), among Trammell Crow Company, a Delaware corporation (the "COMPANY"), NationsBank of Texas, N.A., a national banking association, as Administrative Agent (herein so called), the Documentation Agent (herein so called) defined therein, the Issuing Bank defined therein, and the Lenders (herein so called) defined therein

Ladies and Gentlemen:

     We have acted as counsel to the Company and its Significant Subsidiaries (as defined in the Credit Agreement) in connection with the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement). This opinion is rendered to you in compliance with Section 3.1(c) of the Credit Agreement. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

     In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment

EXHIBITS                            PAGE 75
are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments include the following:

     (a) The Certificates of Incorporation of the Company and its Significant Subsidiaries (collectively, the "LOAN PARTIES"), each as amended to date;

     (b)  The bylaws of the Loan Parties, each as amended to date;

     (c) The Certificates of Limited Partnership and the Agreements of Limited Partnership of the Texas Partnerships;

     (d) All records of proceedings and actions of the Boards of Directors of the Loan Parties relating to the Credit Agreement and other Loan Documents and the transactions contemplated thereby;

     (e)  The Credit Agreement;

     (f)  The Notes delivered today (the "NOTES");

     (g)  The Guaranties;

     (h)  The Pledge Agreements of the Loan Parties;

     (i)  Financing Statements executed by the Loan Parties; and

     (j) The letter agreement dated of even date herewith, executed by Administrative Agent and the Company, regarding certain fees payable by the Company.

     We have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary, copies of which have been delivered to Agents and Lenders. In all such examinations, we have assumed the genuineness of all signatures on original and certified documents, and the conformity to original or certified documents of all documents submitted to us as conformed or photostatic copies.

     We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are opining herein as to the effect on the subject transactions of only United States Federal law, the General Corporation Law of the State of Delaware, and the laws of the State of Texas.

     On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, we are of the opinion that:

EXHIBITS                            PAGE 76

     1. The Company and each other corporate Loan Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted. The Texas Partnerships are duly organized and validly existing under the laws of the State of Texas.

     2. The Company and each other Loan Party has all requisite power and authority to execute and deliver the Loan Documents to which it is a party and perform its obligations under the Credit Agreement and other Loan Documents to which it is a party.

     3. The Company has all requisite corporate power and authority to issue the Notes.

     4. The execution and delivery of the Credit Agreement and other Loan Documents, the performance of the Credit Agreement and such other Loan Documents and the issuance, delivery and payment of the Notes have been duly authorized by all necessary action on the part of the Company and the other Loan Parties, as the case may be. The Credit Agreement and the other Loan Documents have been duly executed and delivered by the Loan Parties party thereto.

     5. The Credit Agreement and other Loan Documents (excluding UCC-1 Financing Statements) constitute the legally valid and binding obligations of the Company and the Loan Parties, respectively, enforceable against the Company and the Loan Parties in accordance with their respective terms, subject to the qualifications herein.

     6. Neither the execution and delivery of the Credit Agreement or the Loan Documents nor the issuance and payment of the Notes by the Company nor the consummation of the transactions contemplated by the Credit Agreement nor compliance with the terms and conditions of the Credit Agreement or other Loan Documents by the Company and the Loan Parties (A) conflicts with, results in a breach or violation of, or constitutes a default under, any of the terms, conditions or provisions of (x) the Constituent Documents of the Company or any other Loan Party or (y) any term of any material agreement, instrument, order, writ, judgment or decree which, to our knowledge, the Company or any Loan Party is a party or by which, to our knowledge, any of its respective properties or assets are bound, or (z) any present Federal, Delaware corporation, or Texas statute, rule or regulation binding on the Company or any other Loan Party, or (B) to our knowledge, results in the creation of any Lien upon any of the properties or assets of the Company or any other Loan Party under any agreement or order referred to in clause (y) above (other than Liens created pursuant to the Loan Documents).

     7. No governmental consents, approvals, authorizations, registrations, declarations or filings are required by Company or any Loan Party in connection with the execution and delivery by the Company or such other Loan Party of any of the Loan Documents, and the performance by

EXHIBITS                            PAGE 77
the Company and each of the other Loan Parties of the Loan Documents to which it is a party, and the issuance, delivery and payment of the Notes by the Company.

     8. To our knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any other Loan Party which have a significant likelihood of materially and adversely affecting either the ability of the Company to perform its obligations under any Loan Document or the financial condition or operations of the Company and the Loan Parties, taken as a whole.

     9. The making of the Loans and the application of the proceeds thereof as provided in the Credit Agreement do not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

     10. The Pledge Agreements create in favor of, the Administrative Agent, for the ratable benefit of the Credit Parties, a valid lien and security interest, which attaches to the Collateral (as defined in the Pledge Agreements).

     11. Upon the filing of the Financing Statements in the Office of the Secretary of State of Texas, the liens and security interests created by the Pledge Agreements executed by each of the Loan Parties (other than TCCT #2, Inc., TCDFW #2, Inc., TCH #2, Inc., and TCDI #2, Inc.) shall constitute perfected liens and security interests in the Collateral (other than the Pledged Shares and the Pledged Debt).

     12. Assuming that the Administrative Agent takes and keeps possession of the Pledged Shares and the instruments evidencing the Pledged Debt, all actions have been taken to create and to perfect the security interest of the Administrative Agent, for the ratable benefit of the Credit Parties, in the Pledged Shares and the Pledged Debt.

     13. A Texas court, in a case properly presented, would uphold the Texas choice of law provisions in the Loan Documents.

     The opinions expressed in paragraph 5 above are subject to the following qualifications:

          (a) SPECIFIED LAWS. The opinions contained in paragraph 5 as to the enforceability of the Loan Documents are subject to the qualifications that enforcement of such documents is limited by the following: (1) the rights of the United States under the Federal Tax Lien Act of 1966, as amended (2) principles of equity which may limit the availability of certain equitable remedies; and (3) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors' rights or the collection of debtors' obligations generally. We express no opinion as to the availability or enforceability of the following provisions and remedies set forth in the Loan Documents,

EXHIBITS                            PAGE 78

     (A) self-help remedies; (B) provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies; (C) provisions related to waivers by any party or precluding any party from asserting claims or defenses or from obtaining certain rights and remedies; (D) provisions purporting to release or indemnify any party from liability for acts or omissions of such party proximately causing damages or injuries as a result of such party's negligence or purporting to impose a duty upon any party to indemnify or release any other party when the claimed damages result from the negligence or misconduct of the party seeking indemnification or release;
     (E) provisions wherein the party grants another party the authority to execute documents or perform acts on behalf of the granting party; and
     (F) provisions purporting to waive the right to jury trial or the statute of limitations. Notwithstanding such limitations on availability or enforceability of remedies and provisions described in the previous sentence, such limitations will not, in our opinion, affect the validity of the Loan Documents or substantially interfere with the practical realization of the basic rights and interests of the parties thereunder, except for the economic consequences of any delay that may result from any such limitation on enforceability. We express no opinion as to the priority of any of the liens or security interests created by any of the Loan Documents nor do we express any opinion regarding any registration or similar requirements with regard to the Notes under applicable federal securities laws.

          (b) GENERAL LAWS. The opinions contained in paragraph 5 as to the enforceability of the Loan Documents are further subject to the qualification that the enforceability of certain of the remedial, waiver, and other provisions of such documents is further limited by applicable law in addition to those described in the preceding paragraph; however, such applicable laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Loan Documents, except for the economic consequences of any procedural delay which may result from such laws.

          (c) ASSUMPTION. We have assumed, without so opining, for the purposes of the opinions set forth in paragraph 5, that no other fees, sums or other benefits, whether direct or indirect, have been paid or received or are or may be payable or receivable by the Credit Parties except as expressly set forth or referenced in subsection 2.3 of the Credit Agreement.

     In basing the opinions set forth above on "our knowledge," the words "our knowledge" signify that, in the course of our representation of the Loan Parties, no facts have come to our attention that any such opinions or other matters are not accurate or that any of the Loan Documents are not accurate and complete. Except as otherwise stated in this opinion, we have undertaken no investigation or verifications of such matters. Further, the words, "our knowledge" and similar language as used in this opinion are intended to be limited to the actual knowledge of the attorneys within our firm who have been directly involved in representing the Loan Parties in connection with

EXHIBITS                            PAGE 79
the Loan, the IPO, or who we reasonably believe have knowledge of the affairs of the Loan Parties. The term "KNOWLEDGE" does confirm that the lawyers drafting this opinion letter have made inquiries of one or more representatives of the Loan Parties as to the relevant facts concerning this opinion and received answers, and further inquiry if any of the alleged facts were suspect, either on their face or on the basis of other facts known to such lawyers.

     For purposes of our opinion expressed in paragraph 9, we have assumed, with your consent, that each Lender is taking the Note payable to it for its own account in the ordinary course of its commercial banking business and not with a view to or for sale in connection with any distribution of the Notes.

     To the extent that the obligations of the Company or any Loan Party may be dependent upon such matters, we have assumed for purposes of this opinion, other than with respect to the Company and the other Loan Parties, that each additional party to the agreements and contracts refer-red to herein is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legal, valid and binding obligation of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms. Except as expressly covered in this opinion, we are not expressing any opinion as to the effect of compliance by any Credit Party with any state or federal laws or regulations applicable to the transactions because of the nature of any of its businesses.

     We undertake no obligation to advise you of facts or changes in law occurring after the date of this opinion letter which might affect the opinions expressed herein.

     This opinion is rendered only to Agents and Lenders and is solely for their benefit and the benefit of their respective counsel and their successors and permitted assigns in connection with the above transactions. This opinion may not be quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                   Very truly yours,


EXHIBITS                            PAGE 80

EXHIBITS                            PAGE 81

                          SCHEDULE A [TO FORM OF OPINION]



                               BANKERS TRUST COMPANY

                             FIRST TENNESSEE BANK, N.A.

















EXHIBITS                            PAGE 82

                                  SCHEDULE 1.1

                              PERMITTED HOLDERS

Abshier, Dorcey B.
Anderson, Chuck
Apple, J.W.
Baer, Kenneth
Bak, Thomas A.
Barnes, Robert W.
Belcher, E. Steve
Blackwell, H. Pryor
Bower, Barbara
Branch, Alfred C.
Briggs, T.D.
Brindell Jr., Charles R.
Brown, Chuck
Carreker, Jim
Casey, Jim
Cataldo, Steve
CFH Trade Names LP
Chagares, Robert Louis
Cheney, Craig
Click, Tony
Coe, Richard
Coley, Elwood B.
Concannon, William
Cooper, Tom
Copeland, Brad
Crow Family Partnership
Daniel, Thomas D.
Day, Michael
Deutsch, Don
Didion, Jim
Dineen, Lucy
Dona, Anthony
Doppelt, Jeffrey
Dunavent, Vince
Elam, Pryse
Eliot, John
Erwin, Stan
Fawcett, Phil
Feeny, Dan
Fleitas, Gil
Francis, Mary Jo
Frankfurt, Shaun
Funck, Bernard

Gaffner, Arlin
Galvin, Dick
Genova, Drew
George, Vincent L.
Gillespie, Samuel
Glimp, Ted
Grantham, Curt
Griffith, Glen
Grisham, Jimmy
Groch, Jim
Gunson, Mike
Hager, Mary M.
Ham, Greg
Hamilton, Philip
Hardy, Jeff
Hassenflu, Alan
Hayden, James L.
Haynes, Jeff
Hendricks, James C.
Henry, Pat
Hicks, Tal
Holcomb, Jeff
Holland, John
Hubbard, Mike
Hudson, Dan
Johnns, Chuck
Johnson, Henry
Johnson, Kirk
Khourie, Matthew S.
Kittleson, Terry
Klein, Steven
Koop, Bryan
Kreditor, Carol
Laigaie, George
Lange, Philo
Latran, Gregory S.
Leiser, Thomas
Leiser, William P.
Leonard, Mark
Leonard, Trask
Lindquist, Thomas M.
Lippe, George L.
Long, Tony
Maddux, William C.
Maher, John

EXHIBITS                            PAGE 84

Matoushek, Jim
McHenry, Pat
McNearney, Tom
Meaden, David H.
Miller, A. Bryce
Moyski, Steven
Murphy, Robert
Nakahara, Asuka
Nave, Bret
Nelson, Christopher
Newberg, Jeffery
Newman, Linda
Nickels III, Matthew J.
Niles, Tom
Noble, Dave
O'Brien, D. Patrick
O'Neil, Kevin
Osgood, Ted L.
Pastor, Andy
Paul, David
Peck, Martin
Perot, Patrick T.
Postmueller, Joel
Roche, David
Rodenstein, Barry
Roth, T. Christopher
Rothacker, William
Rudy, Kirk
Ryan, William
Sandell, Albert W.
Santry, Art
Schoenheider, Don
Scimo, Mike
Seiz, Jon T.
Sidell, Mark
Sklow, Robert
Smith, Trey
Spaulding III, Charles
Sperling, Ann
Steffner, Joe
Stirek, John A.
Sulentic, Robert E.
Swain, Mike
Tatsch, Dan
Tecimur, Timur

EXHIBITS                            PAGE 85

Thiemann, David J.
Thomas, Don
Thomas, John
Thompson, Donald
Timberlake, Todd
Tipple, David
Tucker, Diane
Valliere, Ralph
Walker, Denton
Wells, Steve
Williams, George
Williams, J. McDonald
Woodworth, Tom
Woostenhulme, Roger B.
Young, Linda
Zaharchuk, John









EXHIBITS                            PAGE 86

                                  SCHEDULE 2.1


            PARTIES, ADDRESSES, COMMITMENTS, AND WIRING INFORMATION

-------------------------------------------------------------------------------
                  BORROWER
-------------------------------------------------------------------------------
 Trammell Crow Company
 3400 Trammell Crow Center
 2001 Ross Avenue
 Dallas, Texas 75201

 Attn.:  Richard H. Coe
 Fax: (214) 863-3125
-------------------------------------------------------------------------------
               ADMINISTRATIVE AGENT
-------------------------------------------------------------------------------
 NationsBank of Texas, N.A.
 901 Main Street, 51st Floor
 Dallas, Texas  75283-1000

 Attn:     Mr. Anthony Fertitta, Jr.
           Assistant Vice President
 Fax: (214) 508-0085

 Wiring Instructions:
 NationsBank of Texas, N.A.
 ABA No. 111000025
 Credit: GL #1366211052
 Reference: Trammell Crow Company -
 (Purpose of Funds)
 Attention: Real Estate Bank Credit Support
 Call: Carolyn Wms Mason at (214) 508-9338
-------------------------------------------------------------------------------

SCHEDULES                           PAGE 87

-------------------------------------------------------------------------------
               DOCUMENTATION AGENT
-------------------------------------------------------------------------------
 Bankers Trust Company
 130 Liberty Street, 25th Floor
 New York, New York 10006

 Attn:  Alexander B. Johnson
 Fax:   (212) 669-0756

 Wiring Instructions:
 Bankers Trust Company, New York, NY
 ABA No. 021001033
 Commercial Loan Division
 Account #99-401268
 Reference:  Trammell Crow
-------------------------------------------------------------------------------










SCHEDULES                           PAGE 88

-------------------------------------------------------------------------------
                                                                 PRO RATA SHARE
                                                                     OF THE
                     LENDERS                       COMMITMENT      COMMITMENTS
-------------------------------------------------------------------------------
 NationsBank of Texas, N.A.                        $62,500,000     41.6666667%
 901 Main Street, 51st Floor
 P.O. Box 831000
 Dallas, Texas 75283-1000

 Attn:     Mr. Anthony Fertitta, Jr.
           Vice President
 Fax: (214) 508-0085

 Wiring Instructions:
 NationsBank of Texas, N.A.
 ABA No. 111000025
 Credit: GL #1366211052
 Reference: Trammell Crow Company -
 (Purpose of Funds)
 Attention: Real Estate Bank Credit Support
 Call: Carolyn Wms Mason at (214) 508-9338
-------------------------------------------------------------------------------
 Bankers Trust Company                             $62,500,000     41.6666667%
 Bankers Trust Plaza
 130 Liberty Street, 25th Floor
 New York, New York 10006

 Attn:  Mr. Alexander B. Johnson
 Fax:  (212) 669-0756

 Wiring Instructions:
 Bankers Trust Company, New York, NY
 ABA No. 021001033
 Commercial Loan Division
 Account #99-401268
 Reference:  Trammell Crow
-------------------------------------------------------------------------------

SCHEDULES                           PAGE 89

-------------------------------------------------------------------------------
 First Tennessee Bank National Association         $25,000,000     16.6666666%
 165 Madison Avenue, First Floor
 Memphis, Tennessee 38103

 Attn: Mr. Sam Jenkins
 Fax:  (901) 523-4235

 Wiring Instructions:
 First Tennessee Bank National Association
 ABA No. 084000026
 Credit: Money Transfer Clearance Account 110330
 Reference: Trammell Crow Company Credit
 Facilities
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Total Commitments                                $150,000,000        100%
-------------------------------------------------------------------------------









SCHEDULES                           PAGE 90

                                 SCHEDULE 4.1D

                               SUBSIDIARIES OF COMPANY

FEDID        ENTITY NAME
752721613    1021 CENTRAL EXPRESSWAY SOUTH, LTD.
752642006    1996 DALLAS/FORT WORTH OFFICE LIMITED PARTNERSHIP
752641996    1996 DALLAS/FORT WORTH RETAIL LIMITED PARTNERSHIP
752642000    1996 DFW OFFICE, INC.
752641990    1996 DFW RETAIL, INC.
752728954    56TH AND WARNER LIMITED PARTNERSHIP
841247301    ACQUISITION CORP. OF THE ROCKIES, INC.
043047805    AEW #10 CORPORATION
752650887    ALAMO QUARRY MARKET, LTD.
752625006    ANDOVER PARK DEVELOPMENT, LTD.
752699370    AUSTIN RETAIL INVESTMENT, INC.
061496054    AUSTIN RPFIII OFFICE ASSOCIATES LIMITED PARTNERSHIP
133936604    BLACKSTONE/TCC AUSTIN PARTNERS, L.P.
331111111    BLACKSTONE/TCDFW PARTNERS L.P.
752676168    BLUE ROCK CONSTRUCTION, INC.
752618002    BOLINGBROOK INDUSTRIAL I LIMITED PARTNERSHIP
133966620    BRE/CW PARTNERS L.P.
742833958    BURLESON-STASSNEY LAND II, LTD.
742798792    BURLESON-STASSNEY LAND, LTD.
122222222    CATMONTU INSURANCE COMPANY, LTD.
752675123    CEMENTVILLE, L.P.
752649400    CH-NORTHWEST PLACE ONE, LTD.
752690184    CH-NORTHWEST PLACE TWO, LTD.
752690182    CH-NWP 2, INC.
752649398    CH-NWP, INC.
752664283    CH-YORKTOWN, INC.
752699687    CHALLENGER CONSTRUCTION COMPANY
752711009    COLLINS CROSSING, LTD.
752599838    COMMERCE EXECUTIVE VI, L.P.
752665567    COMSTACK, LTD.
841230076    CONSTRUCTION CORP. OF THE ROCKIES, INC.
752701781    CORVUS CONSTRUCTION SERVICES, INC.
752693175    COTP BOWIE, LTD.
752553311    CROW-677 DEVELOPMENT CORPORATION
752641581    CROW ATLANTA DEVELOPMENT-1996, INC.
431539897    CROW BROKERAGE COMPANY, INC.
752690183    CROW CONSTRUCTION SERVICES, INC.
752594597    CROW CONSTRUCTION, INC.

SCHEDULES                           PAGE 91

752667132    DALLAS 10210 ASSOCIATES, LTD.
752613586    DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS #1 LIMITED PARTNERSHIP
752582105    DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS, INC.
752613591    DALLAS/FORT WORTH REAL ESTATE INVESTMENTS #1 LIMITED PARTNERSHIP
752525487    DALLAS/FORT WORTH REAL ESTATE INVESTMENTS, INC.
752610932    DEVELOPMENT CORP. OF THE ROCKIES II, INC.
752651962    DEVELOPMENT CORP. OF THE ROCKIES III, INC.
841259518    DEVELOPMENT CORP. OF THE ROCKIES, INC.
752647866    DFW-BGP, INC.
752675993    DFW FUND-ENTERPRISE BUSINESS PARK ASSOCIATES, L.P.
752651902    DFW OPPORTUNITY FUND I, LTD.
752380618    DRYCHESTER RETAIL, INC.
841341935    DRYCHESTER WADSWORTH, L.L.C.
752651901    DWOF I, L.L.C.
752504671    ENVIRONMENTAL ASSET SERVICES, INC.
742795346    EXPO 2 PARTNERS, LTD.
752687005    EXPO 3 PARTNERS, LTD.
752661566    EXPO LAND, INC.
742799709    EXPO MANAGEMENT I, LLC
742833960    EXPO MANAGEMENT II, L.L.C.
742799711    EXPO PARTNERS I, LTD.
742833962    EXPO PARTNERS II, LTD.
621504391    FCC, LP
752730019    FENTON INDUSTRIAL INVESTMENT, L.P.
752666444    FENTON INDUSTRIAL, INC.
752680749    FRC MANAGEMENT, INC.
752676165    FREESTANDING REAL ESTATE COMPANY
752670981    GATEWAY PLAZA ASSOCIATES L.P.
752675992    GP DFW FUND I, L.P.
752647867    GRAND PRAIRIE-BAXTER LIMITED PARTNERSHIP
752618965    GRANDSTAND PARTNERS, LTD.
752693177    INSTRUMENTAL INVESTMENTS, LTD.
481091659    KANSAS CITY REAL ESTATE BROKERAGE, INC.
752643990    KINETIC GROUP LIMITED PARTNERSHIP f/k/a CW Synergistech, L.P.
752622898    LAKE MICHIGAN ACQUISITIONS, INC.
752693176    LOST PINES, LTD.
752726929    MARSH AT BELMEADE PARTNERS, L.P.
742719276    MCLEVEN 94 ASSOCIATES, LTD.
752615659    MERCURE INDUSTRIAL, L.P.
752733028    MERCURE INVESTMENT GROUP L.L.C.
752622895    MID-CONTINENT ACQUISITIONS, INC.
752622897    MW ACQUISITION, INC.
752699286    NORTHWOOD GP, LTD.
752699288    NORTHWOOD PROPERTIES, LTD.
752444012    NW CROSSROAD COMMONS, L.P.

SCHEDULES                           PAGE 92

752684242    OKC REAL ESTATE INVESTMENTS, INC.
752512560    ORCAS CONSTRUCTION, INC.
752616433    OREGON OFFICE CONSTRUCTION COMPANY
752687000    PIERRE LACLEDE L.L.C.
582125720    PINNACLE REAL ESTATE GROUP, LLC
860769029    PRIMEWEST LLC, a Trammell Crow Affiliated Company
742727066    QUAIL PARTNERS 95, LTD.
752667728    SAN PEDRO CENTRAL TEXAS, LTD.
232892358    SHEPHERD PLAZA ASSOCIATES L.P.
742765231    SL-6 PARTNERS, LTD.
752562981    SMOKESTACK PARTNERS, INC.
751935416    SPARK 94 ASSOCIATES, LTD.
752726930    SUBTIER MARSH AT BELMEADE PARTNERS, L.P.
752733473    TC-RIVERSIDE, L.L.C.
752683329    TC  ATLANTA, INC.
752648333    TC 301 CONGRESS, LTD.
752624808    TC BOLINGBROOK, INC.
752683334    TC CAROLINAS, INC.
752699856    TC CHICAGO BROKERAGE, INC.
752683939    TC CHICAGO, INC.
752421704    TC DALLAS INDUSTRIAL, INC. f/k/a TRAMMELL CROW DALLAS INDUSTRIAL, INC.
752683940    TC DENVER, INC.
752683941    TC DETROIT, INC.
752726833    TC DIBAR, LP
752661534    TC HIGH RIDGE, L.L.C.
752728192    TC HIGHER EDUCATION SERVICES, INC.
752396198    TC HOUSTON, INC. f/k/a TRAMMELL CROW HOUSTON, INC.
752683945    TC INDIANAPOLIS, INC.
752683946    TC KANSAS CITY, INC.
752683947    TC KENTUCKY, INC.
752710560    TC LONGMONT WAREHOUSE, LTD.
752689112    TC LOUISIANA, INC.
752661532    TC MID-ATLANTIC, L.L.C.
752683949    TC MIDATLANTIC, INC.
752683950    TC MILWAUKEE, INC.
752683332    TC NEW ENGLAND, INC.
752683951    TC NEW MEXICO, INC.
752683953    TC NORTHEAST METRO, INC.
752683957    TC NORTHERN CALIFORNIA, INC.
752683959    TC OKLAHOMA CITY, INC.
752683960    TC PORTLAND, INC.
752497127    TC RAVEN CONSTRUCTION COMPANY, INC.
752683962    TC RENO, INC.
752683963    TC SEATTLE, INC.
752683964    TC ST. LOUIS, INC.

SCHEDULES                           PAGE 93

752683948    TC TENNESSEE, INC.
752683966    TC TULSA, INC.
752665888    TCC-BTS ALISO VIEGO, L.L.C.
752608943    TCC-BTS ANCHORAGE L.L.C.
752637142    TCC-BTS CLEVELAND L.L.C
752613590    TCC-BTS CLOVIS L.L.C.
752599836    TCC-BTS DOVER L.L.C.
752692410    TCC-BTS EDMOND-PET L.L.C.
752692411    TCC-BTS EDMOND L.L.C.
752658583    TCC-BTS ENCINO L.L.C.
752558128    TCC-BTS EVANSTON I L.L.C.
752713329    TCC-BTS FAIRBANKS, L.L.C.
752633352    TCC-BTS FLAGSTAFF L.L.C.
752658581    TCC-BTS GERMANTOWN L.L.C.
752696207    TCC-BTS GRANTS PASS, L.L.C.
752627859    TCC-BTS INVESTORS, INC.
752549390    TCC-BTS MESA I L.L.C
752633354    TCC-BTS MISSION VIEJO L.L.C.
752634912    TCC-BTS OXNARD L.L.C.
752728419    TCC-BTS PONCE L.L.C.
752591024    TCC-BTS SALINAS, L.L.C.
752696252    TCC-BTS SAVANNAH L.L.C.
752583105    TCC-BTS TIGARD I L.L.C.
752641579    TCC-BTS TORRANCE L.L.C.
752698552    TCC-OCP II, LTD.
752447594    TCC GENERAL AGENCY, INC.
752666447    TCC NORTH FLORIDA DEVELOPMENT #1, INC.
752502522    TCC RETAIL BTS LIMITED PARTNERSHIP
752457444    TCC RISK SERVICES, INC.
752733427    TCCS BROKERAGE VIRGINIA, INC.
752724024    TCCS KC OPS, INC.
752613589    TCCT-CROW CONSTRUCTION #1 LIMITED PARTNERSHIP
752613587    TCCT-HENDERSON PASS ASSOCIATES LIMITED PARTNERSHIP
742751140    TCCT #2, INC.
752654069    TCCT DEVELOPMENT #2, INC.
752679143    TCCT DEVELOPMENT #3, INC.
752431600    TCCT DEVELOPMENT, INC.
752648332    TCCT MANAGEMENT, INC.
752396196    TCCT REAL ESTATE, INC. f/k/a TRAMMELL CROW CENTRAL TEXAS, INC.
752675122    TCCT SAN ANTONIO INVESTMENTS II, INC.
752562980    TCCT SAN ANTONIO INVESTMENTS, INC.
752667730    TCCT SAN PEDRO GP, LTD.
742751131    TCDFW #1, INC.
742751144    TCDFW #2, INC.
752396199    TCDFW, INC. f/k/a TRAMMELL CROW DALLAS/FORT WORTH, INC.

SCHEDULES                           PAGE 94

752708688    TCDFW-COLLINS CROSSING, LTD.
742751134    TCDI #2, INC.
742751469    TCDI #3, INC.
742751468    TCDI #4, INC.
742751139    TCH #1, INC.
742751138    TCH #2, INC.
752478681    TCMW DEVELOPMENT, INC.
752690987    TCNE-202, INC.
752639501    TCNE-GEBTS, INC.
752453277    TCNE-HORIZON, INC., f/k/a TCNE-PHHBTS, INC.
752582107    TCNE-NEBC, INC.
752721395    TCVG ASSOCIATES, LP
752594596    TENN-STOR, INC.
561926131    TOWER REAL ESTATE SERVICES, LLC
562047309    TOWER SECURITY SERVICES, LLC
752618757    TRAMMELL CROW-OKC REALTY CORPORATION
752478682    TRAMMELL CROW ASSET MANAGEMENT, INC.
752702792    TRAMMELL CROW BROKERAGE SERVICES, LTD.
752497350    TRAMMELL CROW BTS, INC.
752580949    TRAMMELL CROW CAPITAL COMPANY
752654071    TRAMMELL CROW CAPITAL COMPANY II, INC.
752602275    TRAMMELL CROW CENTRAL TEXAS, LTD.
752721454    TRAMMELL CROW COMPANY, a Texas Corporation
752650888    TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.
752543706    TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.
111111111    TRAMMELL CROW  CORPORATE SERVICES CANADA, LTD. f/k/a Primaris Corporate Ser
752378868    TRAMMELL CROW CORPORATE SERVICES, INC.
752680401    TRAMMELL CROW CUB INVESTMENT, L.L.C.
752642011    TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT LIMITED PARTNERSHIP
752642008    TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT, INC.
752602282    TRAMMELL CROW DALLAS INDUSTRIAL, LTD.
752598894    TRAMMELL CROW DALLAS/FORT WORTH BTS #1 LIMITED PARTNERSHIP
752525488    TRAMMELL CROW DALLAS/FORT WORTH BTS, INC.
752714275    TRAMMELL CROW DALLAS/FORT WORTH REAL ESTATE, LTD.
752602279    TRAMMELL CROW DALLAS/FORT WORTH, LTD.
752432210    TRAMMELL CROW DENVER, INC.
752602281    TRAMMELL CROW HOUSTON, LTD.
752650892    TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 1996, L. P.
752612517    TRAMMELL CROW INVESTMENT FUND 1995 L.P.
752649099    TRAMMELL CROW INVESTMENT FUND II, L.P.
752649097    TRAMMELL CROW INVESTMENTS II, INC.
752612516    TRAMMELL CROW INVESTMENTS, INC.
752571246    TRAMMELL CROW MESA BTS, INC.
752427923    TRAMMELL CROW MEXICO, INC.
752399748    TRAMMELL CROW MW, INC.

SCHEDULES                           PAGE 95

752612847    TRAMMELL CROW NATIONAL RETAIL, INC.
752399749    TRAMMELL CROW NE, INC.
752553305    TRAMMELL CROW NORTHWEST PROPERTIES #2, INC.
752426454    TRAMMELL CROW NORTHWEST PROPERTIES, INC.
742644123    TRAMMELL CROW NW CROSSROADS, INC.
752399746    TRAMMELL CROW NW, INC.
752413178    TRAMMELL CROW REAL ESTATE SERVICES, INC.
752571244    TRAMMELL CROW REALTY-ATLANTA, INC.
752478680    TRAMMELL CROW REALTY SERVICES, INC.
752681127    TRAMMELL CROW RETAIL SERVICES, INC.
752680400    TRAMMELL CROW ROCKY MOUNTAIN, INC.
752399745    TRAMMELL CROW SE, INC.
752553308    TRAMMELL CROW SO. CAL. PROPERTIES, INC.
752679142    TRAMMELL CROW SO. CAL. RETAIL, INC.
752399743    TRAMMELL CROW SO. CAL., INC.
752721999    TRAMMELL CROW SOCAL RETAIL II, INC.
752726830    TRAMMELL CROW SOCAL RETAIL III, INC.
752681126    TRAMMELL CROW/DOPPELT RETAIL SERVICES, INC. f/k/a Trammell Crow RNM, Inc.
760520378    UPTOWN JOINT VENTURE
752715415    WATERVIEW PARKWAY, L.P.
752726931    WESTRIDGE AT GATEWAY PARTNERS, L.P.
363914119    WILLOWBROOK TOWN CENTER ASSOCIATES, L. P.
752631406    YORKTOWN G.P., INC.
752631407    YORKTOWN RETAIL, LTD.











SCHEDULES                           PAGE 96

                                 SCHEDULE 4.1E

                           SIGNIFICANT SUBSIDIARIES

TC Atlanta, Inc.
TCCT Real Estate, Inc.
TCCT #2, Inc.
Trammell Crow Retail Services, Inc.
TC Carolinas, Inc.
TC Chicago, Inc.
TC Denver, Inc.
TCDFW, Inc.
TCDFW #2, Inc.
TC Dallas Industrial, Inc.
TCDI #2, Inc.
TC Houston, Inc.
TCH #2, Inc.
TC Tennessee, Inc.
TC MidAtlantic, Inc.
TC Northeast Metro, Inc.
TC New England, Inc.
Trammell Crow Realty Services, Inc.
TCC Risk Services, Inc.
TC Seattle, Inc.
Trammell Crow So. Cal., Inc.
Trammell Crow SE, Inc.
TC St. Louis, Inc.
Trammell Crow Corporate Services, Inc.
Trammell Crow Company, a Texas Corporation
Trammell Crow MW, Inc.
Trammell Crow NE, Inc.
Trammell Crow NW, Inc.
Trammell Crow Central Texas, Ltd.
Trammell Crow Dallas/Fort Worth, Ltd.
Trammell Crow Houston, Ltd.
Trammell Crow Dallas Industrial, Ltd.


SCHEDULES                           PAGE 97

                                 SCHEDULE 4.6A

                                   LITIGATION


                                      NONE













SCHEDULES                           PAGE 98

                                  SCHEDULE 4.6B

                              SETTLEMENT OF CLAIMS


     Approximately $3.9 million of payment obligations, due six months following the closing of the IPO, that Borrower incurred in connection with the settlement of claims made pursuant to a terminated stock appreciation rights plan.























SCHEDULES                           PAGE 99

                                  SCHEDULE 4.11

                         CERTAIN EMPLOYEE BENEFIT PLANS


                                       NONE




















SCHEDULES                           PAGE 100

                                  SCHEDULE 4.13

                              ENVIRONMENTAL MATTERS


                                       NONE

















SCHEDULES                           PAGE 101

                                   SCHEDULE 6.2

                            CERTAIN EXISTING INVESTMENTS


                                        NONE






















SCHEDULES                           PAGE 102

                                   SCHEDULE 6.6

                           CERTAIN AFFILIATE TRANSACTIONS


                                       NONE



















SCHEDULES                           PAGE 103